                                                                  Execution Copy

                                                                   Exhibit 10.24

                                  LOAN FACILITY


                                     between


                           MORTGAGE MANAGEMENT LIMITED
                                   as Borrower


                                       and


                          GREENWICH INTERNATIONAL, LTD.
                                    as Lender


                                       and


                        CITY MORTGAGE CORPORATION LIMITED

                                 SIDLEY & AUSTIN
                                 Royal Exchange
                                 London EC3V 3LE
                               Tel: 0171-360 3600
                               Fax: 0171-626 7937
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                                    CONTENTS


Clause                                                              Page No.
------                                                              --------

1.    INTERPRETATION......................................................  2

2.    THE FACILITY AND PURPOSE............................................ 17

3.    AVAILABILITY........................................................ 18

4.    DRAWINGS............................................................ 21

5.    CANCELLATION........................................................ 24

6.    INTEREST ON ADVANCES................................................ 24

7.    REPAYMENT........................................................... 25

8.    EXAMINATION OF MORTGAGE FILES....................................... 26

9.    EVIDENCE OF DEBT.................................................... 27

10.   TAXES............................................................... 27

11.   INCREASED COSTS..................................................... 29

12.   ILLEGALITY.......................................................... 30

13.   PAYMENTS............................................................ 30

14.   REPRESENTATIONS AND WARRANTIES...................................... 30

15.   REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES............... 38

16.   UNDERTAKINGS........................................................ 40

17.   DEFAULT............................................................. 46

18.   DEFAULT INTEREST.................................................... 51

19.   CURRENCY OF ACCOUNT................................................. 51

20.   SET-OFF............................................................. 52

21.   CALCULATION OF INTEREST............................................. 52

22.   COSTS AND EXPENSES.................................................. 52
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23.   RELEASE FEES........................................................ 53

24.   REMEDIES AND WAIVERS................................................ 53

25.   CONFIDENTIALITY..................................................... 53

26.   NOTICES............................................................. 53

27.   SEVERABILITY........................................................ 54

28.   WAIVER.............................................................. 55

29.   ASSIGNMENT.......................................................... 55

30.   FURTHER ASSURANCE................................................... 56

31.   GOVERNING LAW....................................................... 56

SCHEDULE 1 FORM OF DRAWDOWN REQUEST(INITIAL ADVANCE)...................... 58

FORM OF DRAWDOWN REQUEST(REVOLVING ADVANCES).............................. 59

SCHEDULE 2AFORMS OF SOLVENCY CERTIFICATE.................................. 61

SCHEDULE 2B............................................................... 62

SCHEDULE 3MORTGAGE LOAN DOCUMENTS......................................... 63

THIS AGREEMENT is made on         February 1998 between:

(1) MORTGAGE MANAGEMENT LIMITED, a company incorporated under the laws of England and Wales, registered number 2002263 whose registered office is at Cityscape House, Croxley Business Park, Watford, Herts, WD1 8YF (the "Borrower"); and

(2) GREENWICH INTERNATIONAL, LTD., a company incorporated under the laws of Bermuda, whose branch office is in the United Kingdom is at 1 Jermyn Street, 9th Floor, London (the "Lender"); and

(3) CITY MORTGAGE CORPORATION LIMITED, a company incorporated under the laws of England and Wales, registered number (3043776) whose registered office is at Cityscape House, Croxley Business Park, Watford, Herts, WD1 8YF ("CMC" )

WHEREAS:-

(1) CMC and the Lender have entered into the Mortgage Loan Purchase Agreement and the Commitment Letter pursuant to which Mortgage Loans may be sold by CMC and its Originating Subsidiaries to the Lender.

(2) CMC and CMF have entered into the Origination and Purchase Agreement and CMF and the Lender have entered into the Supplemental Agreement pursuant to which Mortgage Loans may, in lieu of being sold by CMC and its Originating Subsidiaries to the Lender under the Mortgage Loan Purchase Agreement and Commitment Letter, be sold by CMC and its Originating Subsidiaries to CMF and, immediately thereafter, by CMF to the Lender.

(3) Mortgage Loans originated by Originating Subsidiaries and by third parties (subsequently sold to CMC) have, from time to time, been sold by CMC or such Originating Subsidiaries to the Lender pursuant to the Sale and Purchase Agreements.

(4) Certain of the Mortgage Loans sold to the Lender pursuant to the foregoing agreements have been subsequently securitised under the Securitisations.

(5) The FPD Loans were purchased by CMF from the Lender on 31 July, 1997 pursuant to the FPD Loan Purchase Agreement and the purchase was funded by a loan made available by the Lender secured by the FPD Loan Charge.

(6) The Existing Mortgage Loans are serviced by the Servicer pursuant to the Servicing Agreement.

(7)   The Borrower is a wholly owned subsidiary of CMC.

(8) Pursuant to a letter dated 25 February 1998, the Lender issued a letter stating that it terminated its obligation to purchase Mortgage Loans under the Commitment Letter and the Mortgage Loan Purchase Agreement.


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(9)   CMC, the Servicer and the Lender have agreed to provide the financing arrangements relating to the Existing Mortgage Loans and New Production Mortgage Loans and as part of those arrangements the Lender has agreed to make available the Facility to the Borrower on the terms and subject to the conditions of this Agreement so as to enable the Borrower to purchase the Existing Mortgage Loans and to finance the purchase by the Borrower of New Production Mortgage Loans.

(10) CMC has agreed to indemnify the Lender in respect of inter alia, the obligations of the Borrower under this Agreement.

1. INTERPRETATION

1.1   Definitions

      In this Agreement (including the recitals hereto) the following terms shall have the respective meanings set forth below:-

      "Account Assignments" means the Borrower Collection Account Assignment, the Borrower Funding Account Assignment and the CMC Proceeds Account Assignment.

      "Account Bank" means National Westminster Bank Plc or such other bank or financial institution as may be substituted as account bank with the prior written consent of the Lender.

      "Advance" means, save as otherwise provided herein, an advance (as from time to time reduced by repayment and prepayment) made or to be made by the Lender hereunder pursuant to the Term Loan or the Revolving Commitment.

      "Advance Date" means each date on which the Lender from time to time shall make Advances to fund purchase of Mortgage Loans hereunder.

      "Advance Date Principal Balance" means as to any Mortgage Loan, the unpaid principal balance thereof as of the related Advance Date (or, if later, the date of origination of such Mortgage Loan) provided that (unless otherwise agreed between the Lender and the Borrower) such unpaid principal balance shall be calculated after application of all payments of principal due and received on or prior thereto, but without giving effect to any instalments of principal received in respect of due dates thereafter.

      "Agreement" means this Loan Facility Agreement, including all schedules and annexures hereto, which expression shall include the same as varied, supplemented, re-stated, extended or replaced from time to time.

      "Approved Affiliate" means each of Assured Funding Corporation Limited, Home Funding Corporation Limited, J&J Securities Limited and Home Mortgage Corporation Limited and any subsidiary (as defined in Section 736 Companies Act 1985) of CMC


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      which is designated by the Borrower as an "Approved Affiliate" for the
      purposes of this Agreement and which is approved as such in writing by the Lender.

      "Assignment Agreement" means the assignment agreement to be entered into between the Borrower, CMF and CMC on or about the date hereof in form and substance satisfactory to the Lender assigning all of CMF's rights in the Securitisation Residuals to the Borrower.

      "ASU Policies" has the meaning attributed to it in the Debenture.

      "Available Commitment" means, at any time, the Revolving Commitment at such time less the principal amount of the Revolving Loan then outstanding.

      "Availability Period" means the period commencing on the date of this Agreement and ending on the earlier of:-

      (1) the date on which the Lender ceases to be under any obligation to make further Advances to the Borrower hereunder pursuant to the terms hereof; and

      (2)   the Final Maturity Date.

      "Block Building Policies" has the meaning attributed to it in the Debenture.

      "Block Life Policies" has the meaning attributed to it in the Debenture.

      "Borrower Collection Account" means the account in the name of the Borrower with the Account Bank number 36140058 charged in favour of the Lender pursuant to the Borrower Collection Account Assignment.

      "Borrower Collection Account Assignment" means the assignment agreement in relation to the Borrower Collection Account dated on or about the date hereof in form and substance satisfactory the Lender to be granted by the Borrower in favour of the Lender.

      "Borrower Funding Account" means an account in the name of the Borrower at the Account Bank number 36140066 charged in favour of the Lender under the Borrower Funding Account Assignment.

      "Borrower Funding Account Assignment" means the assignment agreement in relation to the Borrower Funding Account dated on or about the date hereof in form and substance satisfactory to the Lender to be granted by the Borrower in favour of the Lender.

      "Borrower Share Charge" means the share charge to be entered into on or about the date hereof in form and substance satisfactory to the Lender by CMC over all of its shares in the Borrower in favour of the Lender.


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      "Borrower Working Capital Account" means the account in the name of the
      Borrower with the Account Bank number 36140074 charged by way of floating charge in favour of the Lender pursuant to the Debenture.

      "Business Day" means a day (other than a Saturday or Sunday) on which banks are generally open for business in London and New York.

      "CCA" means the Consumer Credit Act 1974.

      "Cityscape" means Cityscape Corp., a Delaware corporation.

      "CMC Charge" means the charge to be entered into on or about the date hereof in form and substance satisfactory to the Lender creating first fixed charges and assignments over the Securitisation Residuals to be granted by CMC in favour of the Lender.

      "CMC Collection Account" means account number 76694895 with the Account Bank utilised for the time being for the purpose of collection of sums payable by Mortgagors under all Mortgage Loans originated by CMC and J&J.

      "CMC Collection Account Declaration of Trust" means the declaration of trust dated 21 March 1996, as supplemented by all supplemental declarations of trust relating thereto, pursuant to which trusts over all amounts credited from time to time to the CMC Collection Account are constituted in favour of, inter alia, the Lender, CMF, certain Issuers and the trustee under each Securitisation Receivables Trust.

      "CMC Floating Charge" means the lightweight floating charge to be entered into on or about the date hereof in form and substance satisfactory to the Lender whereby CMC will grant a floating charge over all of its undertaking and assets in favour of the Lender.

      "CMC Proceeds Account" means the account of CMC with the Account Bank number 36140082 charged in favour of the Lender under the CMC Proceeds Account Assignment.

      "CMC Proceeds Account Assignment" means the assignment agreement in relation to the CMC Proceeds Account to be entered into on or about the date hereof in form and substance satisfactory to the Lender to be granted by CMC in favour of the Lender.

      "CMF" means City Mortgage Funding 1 Limited, incorporated under the laws of England and Wales, number 3299937, whose registered office is at Cityscape House, Croxley Business Park, Watford.

      "CMF Collection Account" means an account in the name of CMF with the Account Bank number 95660208.

      "CMF Collection Account Declaration of Trust" means the declaration of trust dated 30 April 1997, as supplemented by all supplemental declarations of trust relating thereto,


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      pursuant to which trusts over all amounts credited from time to time to the CMF Collection Account are constituted in favour of, inter alia, the Lender and City Mortgage Receivables 6 plc.

      "CMS Share Charge" means the charge to be entered into on or about the date hereof in form and substance satisfactory to the Lender by CMC over all of its shares in CMS in favour of the Lender.

      "Collateral Value" has the meaning attributed to it in the Proceeds Agreement.

      "Collateral Security" has the meaning attributed to it in the Debenture.

      "Collection Accounts" means the CMC Collection Account, the GFS Master Collection Account and the Greyfriars Originator Collection Accounts.

      "Commitment Letter" means the letter agreement dated 28 March, 1996 between CMC and the Lender.

      "Contingency Policies" has the meaning attributed to it in the Debenture.

      "Counter Indemnity" means the counter indemnity to be entered into on or about the date hereof between CMC and the Borrower in respect of the Indemnity, in form and substance satisfactory to the Lender.

      "Current Mortgage Loans" means, at any time, all Mortgage Loans purchased by the Lender under the Mortgage Loan Purchase Agreement on or after the date of this Agreement other than such of those Mortgage Loans as shall, by the relevant time, have been subject to a Disposition or shall have been redeemed.

      "Debenture" means the debenture to be entered into on or about the date hereof in form and substance satisfactory to the Lender by the Borrower in favour of the Lender creating fixed and floating charges over all of the Borrower's undertaking and assets.

      "Delinquent Loans" has the meaning attributed thereto in the Mortgage Transfer Agreement.

      "Distribution Date" shall have the meaning attributed to it in the Proceeds Agreement.

      "Drawdown Request" means the form of written request for an Advance to be delivered by the Borrower to the Lender prior to the relevant Advance Date, substantially in the form set out in Schedule 1.

      "Due Date" means the due date for payment by the Mortgagor of principal and/or interest under the terms of the relevant Mortgage Loan.


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      "English Mortgage Loan" means a Mortgage Loan secured over a Mortgaged
      Property situated in England or Wales.

      "Event of Default" means any one of the conditions or circumstances referred to in clause 17.

      "Existing Mortgage Loans" means those Mortgage Loans to be purchased by the Borrower from, inter alia, the Lender and CMF pursuant to the terms of the Mortgage Transfer Agreement.

      "Facility" means the facility granted to the Borrower by the Lender under this Agreement.

      "Facility Office" means the office of the Lender through which it makes any Advance to the Borrower.

      "Final Maturity Date" means 30 December 1998.

      "First Pay Default Mortgage Loans" means, any Existing Mortgage Loan and New Production Mortgage Loan financed by the Lender hereunder in respect of which the Mortgagor shall have failed to make the First Mortgage Payment due thereunder within 59 days of its due date unless and until:-

      (a) the Mortgagor has subsequently repaid the First Mortgage Payment in full; and

      (b) if, pending the payment of the First Mortgage Payment in full the Mortgagor has also failed to pay any other Monthly Payment in full under the Mortgage Loan for 30 days or more, all such Monthly Payment shall have been paid in full.

      "FPD Loan Charge" means the charge and assignment by way of security dated 31 July, 1997 pursuant to which CMF granted security over the FPD Loans in favour of the Lender to secure CMF's obligations under the loan advanced to finance the acquisition of the FPD Loans.

      "FPD Loan Purchase Agreement" means the agreement dated 31 July, 1997 between the Lender and CMF pursuant to which the FPD Loans were purchased by CMF from the Lender.

      "FPD Loans" means any outstanding Mortgage Loan that, immediately prior to the date hereof, was subject to the FPD Loan Charge.

      "Further Scottish Trust Property" has the meaning given to that term in the Supplemental Scottish Declaration of Trust.

      "GFS Master Collection Account" means an account in the name of Greyfriars Financial Services Limited with the Account Bank number 80126243 to which are


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      credited all payments made by Mortgagors under Mortgage Loans originated by any Greyfriars Originator.

      "GFS Master Collection Account Declaration of Trust" means the declaration of trust dated 18 October 1996 (as supplemented by all supplemental declarations of trust relating thereto) constituting trusts over all amounts standing to the credit or the GFS Master Collection Account in favour of, inter alia, the Lender, CMF, certain Issuers and the trustees of each Securitisation Receivables Trust.

      "Greyfriars Originator" means each of Home Funding Corporation Limited, Assured Funding Corporation Limited and Home Mortgages Corporation Limited.

      "Greyfriars Originator Collection Accounts" has the meaning attributed thereto in the Greyfriars Originator Collection Account Declaration of Trust.

      "Greyfriars Originator Collection Account Declaration of Trust" means the declaration of trust dated 18 October 1996 (as supplemented by all supplemental declarations of trust relating thereto) constituting trusts (declared by, inter alia, each Greyfriars Originator) over all amounts standing to the credit of the Greyfriars Originator Collection Accounts in favour of, inter alia, the Lender, CMF, certain Issuers and the trustees of each Securitisation Receivables Trust.

      "holding company" of a company or corporation means any company or corporation of which the first-mentioned company or corporation is a subsidiary.

      "Indebtedness" means any obligation (whether incurred as principal, cautioner or surety) for the payment or repayment of money in respect of:

      (a)   monies borrowed and debit balances at banks;

      (b) any loan note, bond, note, loan stock, commercial paper, debenture or other security;

      (c)   any acceptance or documentary credit;

      (d) any receivable sold or discounted (otherwise than on a non-recourse basis);

      (e) the capital value of any lease (whether in respect of land, machinery, equipment or otherwise) entered into primarily as a method of raising finance or financing the acquisition of the asset leased;

      (f) any currency or interest swap, cap, collar, floor or corridor transaction, any repurchase or reverse repurchase transaction, any foreign exchange, spot or forward transaction, any stock lending transaction, any financial option, or any combination of any of the foregoing; or


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      (g)   without double counting, any guarantee, indemnity or contingent liability in respect of any borrowings of any person of a type referred to in (a) to (f) above but only to the extent the borrowings thereby guaranteed or indemnified against are outstanding.

      "Indemnity" means the indemnity to be given by CMC on or about the date hereof in form and substance satisfactory to the Lender indemnifying, inter alia, the Lender for, inter alia, the obligations of the Borrower under this Agreement.

      "Initial Advance" means the advance of the Term Loan.

      "Initial Revolving Advance" means the Advance in the amount of (pound)21,215,886.71 to be made under the Revolving Facility to finance the purchase by the Borrower of Existing Mortgage Loans acquired by the Lender under the Mortgage Loan Purchase Agreement on or after 1 January, 1998.

      "Initial Undertaking" means an undertaking in favour of the Lender given, in relation to any proposed Advance, by the relevant Solicitor or Solicitors, undertaking, inter alia, to hold the Advance to the order of the Lender pending advance of funds under the relevant New Production Mortgage Loan, in each case in or substantially in the form set out in the Letter Agreement.

      "Interest Payment Date" means the 15th day of each month unless that day is not a Business Day in which case the Interest Payment Date shall be the immediately preceding day which is a Business Day.

      "Interest Period" means, for each Advance, each of the following periods:

      (a) the period commencing on (and including) the day the relevant Advance is made and ending on (but excluding) the next following Interest Payment Date; and

      (b) thereafter, each period commencing on (and including) an Interest Payment Date and ending on (but excluding) the next following Interest Payment Date,

      provided that any Interest Period which would otherwise overrun the Final Maturity Date or the Repayment Date (of the relevant Advance) shall end upon whichever is the earlier of the Final Maturity Date or the relevant Repayment Date.

      "Insurance Policies" has the meaning attributed to it in the Debenture.

      "Interim Servicing Agreement" means the interim servicing agreement in form and substance satisfactory to the Lender to be entered into on or about the date hereof between the Borrower, the Lender and CMS.

      "Issuers" means each of City Mortgage Receivables 1 Plc (Company No. 3126751), City Mortgage Receivables 2 Plc (Company No. 3245450), City Mortgage Receivables 3 Plc


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      (Company No. 3245445), City Mortgage Receivables 4 Plc (Company No.
      3246090), City Mortgage Receivables 5 Plc (Company No. 3304205) and City Mortgage Receivables 6 Plc (Company No. 3328209).

      "J&J" means J&J Securities Limited, a company incorporated in England and Wales under number 1335672 whose registered office is at Cityscape House, Croxley Business Park, Watford, Herts, WD1 8YF.

      "Late Interest Payment Distribution Date" has the meaning attributed to it in the Proceeds Agreement.

      "Letter Agreement" means a letter of 26 February 1998 addressed to Mortgage Management Limited, Bernard Elliston Sandler & Co and Tomlinsons.

      "LIBOR" in respect of a particular period and in relation to an Advance or other amount in respect of which an interest rate is to be determined pursuant to this Agreement, means the percentage interest rate per annum for the time being offered in the London Interbank Market to prime banks for sterling deposits for the relevant period at or about 11.00 a.m. (London time) on the first day of such period as published on the relevant page of The Bloomberg (Bloomberg L.P.) under the heading "Money Market - Money Market Rates".

      "Loan Value" has the meaning attributed to it in the Proceeds Agreement.

      "Manuals" has the meaning attributed to it in the Interim Servicing Agreement or, after execution of the same, the Substitute Servicing Agreement.

      "Margin" means 2.0 per cent per annum.

      "MHA Documentation" means in relation to any Scottish Mortgage Loan, any affidavit, consent or renunciation granted in terms of the Matrimonial Homes (Family Protection) (Scotland) Act 1981 given in connection with such Scottish Mortgage Loan or the Mortgaged Property secured thereunder.

      "Minded to Revoke Notice" means any notice given under section 32 of the CCA.

      "MIRAS Scheme" means the mortgage interest relief at source scheme specified in section 369 of the Income and Corporation Taxes Act 1988.

      "Mortgage Deed" means in relation to each Mortgage Loan, the deed creating the charge by way of first or subsequent ranking legal mortgage or first or subsequent ranking Standard Security over the relevant Mortgaged Property, and incorporating the terms and conditions on which the relevant advance to the Mortgagor was made.

      "Mortgage File" means the Mortgage Loan Documents pertaining to a particular Mortgage Loan, together with the related mortgage application forms completed by the relevant Mortgagor(s), credit agency checks, if any, carried out in respect of such


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      Mortgagor(s), correspondence files and all other material documents, papers and computer records held by or for the relevant Originator in respect of the particular Mortgage Loan.

      "Mortgage Indemnity Policies" has the meaning attributed to it in the Debenture.

      "Mortgage Loan" means the relevant loan (and, as the context admits, all security therefor and all rights and entitlements of the relevant Originator in relation thereto) made by an Originator to a Mortgagor secured by a first or junior ranking legal mortgage or first or junior ranking Standard Security in favour of the Originator over the relative Mortgaged Property.

      "Mortgage Loan Documents" means the documents listed in Schedule 3 pertaining to any Mortgage Loan.

      "Mortgage Loan Package" means the Mortgage Loans purchased on an Advance Date or, if later, the date on which the Lender receives a Solicitors Undertaking in relation thereto.

      "Mortgage Loan Proceeds" has the meaning attributed to it in the Proceeds Agreement.

      "Mortgage Loan Purchase Agreement" means an agreement dated 14 June 1996 between the Lender (1) and CMC (2) whereby the Lender has agreed to purchase and CMC has agreed to sell Mortgage Loans originated by CMC and its Approved Affiliates.

      "Mortgage Payment" has the meaning attributed to it in the Proceeds Agreement.

      "Mortgage Loan Schedule" means the schedule of Mortgage Loans annexed to each Drawdown Request.

      "Mortgage Transfer Agreement" means the mortgage transfer agreement to be entered into on or about the date hereof in form and substance satisfactory to the Lender between the Lender, CMF, the Borrower, CMC and each Approved Affiliate.

      "Mortgaged Properties" means each and all (as the context admits) freehold and/or leasehold properties in England or Wales mortgaged under and/or properties held on heritable title or long lease in Scotland secured under the relative Mortgage Deeds.

      "Mortgagor" means the party (or parties) referred to as such or as "the Borrower"in the relevant Mortgage Deed.

      "New Production Mortgage Loans" means Mortgage Loans originated by CMC and any of its Approved Affiliates on or after the date hereof.

      "New Production Power of Attorney" means a power of attorney, in or substantially in the form set out in Schedule 1 to the New Production Purchase Agreement, to be given


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

      by CMC, and each other Approved Affiliate in relation to New Production Mortgage Loans.

      "New Production Purchase Agreement" means the mortgage transfer agreement to be entered into on or about the date hereof between, inter alia, the Borrower, CMC and each Approved Affiliate in form and substance satisfactory to the Lender.

      "OFT" means the Office of Fair Trading.

      "OFT Guidelines" means the guidelines issued by the OFT relating to the non-status lending market in effect from time to time.

      "Originating Subsidiaries" means subsidiaries or affiliates of CMC which have acceded to the Mortgage Loan Purchase Agreement from time to time so as to become Sellers (as defined therein) thereunder.

      "Origination and Purchase Agreement" means the origination and purchase agreement dated 27 March, 1997 between CMC, CMF and certain subsidiaries of CMC pursuant to which Mortgage Loans are sold by CMC and the subsidiaries to CMF.

      "Originator" means the originator of any Mortgage Loan.

      "Potential Event of Default" means any event which with the giving of notice or the passing of time or both or the occurrence of any other event will become an Event of Default.

      "PIP Policies" has the meaning attributed to it in the Debenture.

      "Principal" means, with respect to any Mortgage Loan, any payment or other recovery of principal of such Mortgage Loan, which is received by or on behalf of the Borrower.

      "Proceeds" has the meaning attributed to it in the Proceeds Agreement.

      "Proceeds Agreement" means the proceeds agreement to be entered into on or about the date hereof between the Lender, the Borrower, CMC, CMS and CMF relating to the application and distribution of Proceeds, in form and substance satisfactory to the Lender.

      "Registers of Scotland" means the Land Register of Scotland and/or the General Register of Sasines.

      "Regulated Mortgage Loan" means a Mortgage Loan that is a regulated or partly regulated agreement for the purposes of the Consumer Credit Act 1974.

      "Repayment Date" means in relation to any Advance, the date which shall be 180 days following its Advance Date or the Final Maturity Date, whichever is the earlier.


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

      "Restructuring Agreement" means the Restructuring Agreement dated as of 15 January 1998 between the Lender and CMC.

      "Revolving Advance" means an Advance drawn under the Revolving Facility including, unless otherwise stated, the Initial Revolving Advance.

      "Revolving Commitment" means (pound)30,000,000 (thirty million pounds) or such greater amount as may be agreed by the Lender pursuant to clause 2.6.

      "Revolving Facility" means the revolving credit facility made available pursuant to clause 2.1(b).

      "Revolving Loan" means the aggregate of Advances drawn down against the Revolving Commitment by the Borrower (including, for the avoidance of doubt, the Initial Revolving Advance) save to the extent that any such Advances have been repaid to the Lender.

      "Sale and Purchase Agreements" means the sale and purchase agreement dated 23 April, 1996 between, inter alia, CMC and the Lender pursuant to which certain loans originated by J&J Securities and by UK Credit were sold to the Lender and the sale agreement between the Lender, CMC, CMF and Cityscape dated 14 June, 1996 pursuant to which mortgage loans originated by certain companies acquired by CMC on 14 June, 1996 were sold to the Lender.

      "Scottish Declaration of Trust" means a declaration of trust over Scottish Mortgage Loans and their related Collateral Security granted by the relevant Originator in favour of the Borrower in accordance with Clause 4.2(c) of and substantially in the form set out in Schedule 10 of the Mortgage Transfer Agreement relating to the Existing Mortgage Loans.

      "Scottish Mortgage Loan" means a mortgage Loan secured over a Mortgaged Property situated in Scotland.

      "Scottish Transfers" means (a) with respect to an Existing Mortgage Loan, the assignations by the relevant Originators in favour of the Borrower in respect of the Scottish Mortgage Loans and their Collateral Security in accordance with Clause 4.2(b) of and substantially in the form set out in Parts A and B of Schedule 4 of the Mortgage Transfer Agreement or (b) with respect to New Production Mortgage Loans, in accordance with clause 2.1 of and substantially in the form set out in Schedules 7 and 8 of the New Production Purchase Agreement.

      "Scottish Trust Property" has the meaning given to that term in any Scottish Declaration of Trust.

      "Securitisation Bank Agreements" means the bank agreements dated 21 March 1996, 18 October 1996, 31 October 1996, 31 January 1997 and 30 April 1997
      in relation to the Securitisations.

      "Securitisation Receivables Trust" has the meaning attributed to it in the Proceeds Agreement.

      "Securitisation Residuals" has the meaning attributed to it in the Proceeds Agreement.

      "Securitisation Residual Proceeds" has the meaning attributed to it in the Proceeds Agreement.

      "Securitisation Collection Account Trusts" means the CMC Collection Account Declaration of Trust, the CMF Collection Account Declaration of Trust, the GFS Master Collection Account Declaration of Trust and the Greyfriars Originator Collection Account Declaration of Trust.

      "Securitisations" means each of the six securitisations of Mortgage Loans originated by CMC and certain of its subsidiaries, effected through sales of the Mortgage Loans to the Issuers on 21 March, 1996, 18 October, 1996, 31 October, 1996, 31 January, 1997 and 30 April, 1997.

      "Security" includes any mortgage, sub mortgage, fixed or floating charge, sub charge, encumbrance, lien, pledge, hypothecation, absolute assignment, assignment by way of security, or title retention arrangement, and any agreement or arrangement having substantially the same economic or financial effect as any of the foregoing (including any "hold back" or "flawed asset" arrangement).

      "Security Documents" means the Debenture, (and each further security document executed pursuant thereto including any Supplemental Deed of Charge) the CMC Charge, the CMC Floating Charge, the Borrower Share Charge, the CMS Share Charge and the Account Assignments.

      "Servicer" or "CMS" means City Mortgage Servicing Limited (company number 3043775).

      "Servicing Agreement" means an agreement dated 14 June 1996 between the Lender, CMC and the Servicer relating to the servicing of the Mortgage Loans purchased by the Lender under the Mortgage Loan Purchase Agreement and Commitment Letter.

      "Software Licences" means each of:- (a) a licence between CMC and Suburban & Provincial Management Limited dated 16 June 1995, as amended by a deed of variation of same date (the "CMC Licence"); and (b) a licence between CMS and Suburban & Provincial Management Limited dated 1 May 1995, as varied by a deed of variation of 16 June 1995 (the "CMS Licence").

      "Solicitors" means each of Tomlinsons, Bernard Elliston Sandler & Co, Turner MacFarlane Green (in relation to Scottish Mortgage Loans) and each other firm of solicitors approved in writing by the Lender, each comprising a minimum of two partners holding current practising certificates issued by the Law Society or the Law Society of Scotland, engaged by CMC or the Originator to undertake conveyancing and/or security enforcement services in relation to Mortgaged Properties, and who carry professional indemnity insurance in the sum of at least (pound)1,000,000 for each and every claim against them by any party in any one year or such increased amount as may from time to time be prescribed by the Lender, acting reasonably.

      "Solicitors Undertaking" means with respect to each New Production Mortgage Loan the purchase of which is to be funded by an Advance made hereunder, a Solicitors' certificate and undertaking in or substantially in the form set out in the Letter Agreement.

      "Standard Security" means a standard security in terms of the Conveyancing and Feudal Reform (Scotland) Act 1970.

      "Standby Servicer" means Guardian Mortgage Services Limited.

      "Standby Servicing Agreement" means any standby servicing agreement in form and substance satisfactory to the Lender entered into between, inter alia, the Borrower, the Lender and the Standby Servicer relating to servicing of the Existing Mortgage Loans and New Production Mortgage Loans financed under this Agreement.

      "Subordinated Loan Agreement" means the subordinated loan agreement to be entered into between CMC, the Borrower and the Lender on or about the date of this Agreement in form and substance acceptable to the Lender.

      "subsidiary" has the meaning given to it by section 736 of the Companies Act 1985 save that references therein to company shall be deemed to include a company which has not been formed and registered under the Companies Act 1985.

      "Substitute Servicing Agreement" means the servicing agreement in form and substance satisfactory to the Lender to be entered into pursuant to clause
      16.3 between, inter alia, the Borrower, the Lender and CMS relating to the servicing of the Existing Mortgage Loans and New Production Mortgage Loans financed under this Agreement and which shall include provisions which address, in all material respects, those matters referred to in a letter of even date herewith between the Lender and CMC referenced "Substitute Servicing Agreement".

      "Supplemental Agreement" means the agreement dated 27 March, 1997 between CMC, CMF, the Lender and certain subsidiaries of CMC pursuant to which mortgage loans purchased by CMF under the Origination and Purchase Agreement are sold by CMF to the Lender.

      "Supplemental Deed of Charge" means any assignation in security made by the Borrower in favour of the Lender pursuant to the Debenture.

      "Supplemental Scottish Declaration of Trust" means any declaration of trust over Scottish Mortgage Loans and their related Collateral Security granted by the relevant Originator in favour of the Borrower in accordance with clause 6(b) of the Debenture and substantially in the form set out in
      Schedule 9 of the New Production Purchase Agreement.

      "Term" means save as otherwise provided herein, in relation to any Advance, the period commencing on (and including) the date on which such Advance is made and ending on (but excluding) the Repayment Date relating to such Advance.

      "Term Loan" means a loan of the amount of (pound)187,428,993.42 to be made available to finance the purchase of all Existing Mortgage Loans acquired by the Lender under the Mortgage Loan Purchase Agreement prior to 1 January 1998.

      "Term Loan Repayment Date" means the date which shall be 180 days after the date on which the Term Loan is drawn or the Final Maturity Date, whichever is the earlier.

      "Transaction Documents" means this Agreement, the Security Documents, the Indemnity, the Interim Servicing Agreement, the Proceeds Agreement, the Mortgage Transfer Agreement, the New Production Purchase Agreement, the Subordinated Loan Agreement, the Assignment Agreement each Supplemental Scottish Declaration of Trust, each Scottish Declaration of Trust and each Scottish Transfer and each other document at any time entered into between all or any of CMC, the Borrower, the Lender, any Approved Affiliate, CMF, CMS and any third party and which is either expressed to be a Transaction Document, agreed to be a Transaction Document or is entered into pursuant to or in connection with any document which is a Transaction Document.

      "Transfer" has the meaning attributed to it in the Mortgage Transfer Agreement.

      "Undertaking" means the undertaking to be given by CMC to the Borrower on or about the date hereof, in form and substance satisfactory to the Lender.

      "Underwriting Guidelines" means the underwriting guidelines published by CMC or any Approved Affiliate in effect as at the date hereof, as the same may be amended or supplemented from time to time with the prior written consent of the Lender.

      the "Lender" shall be construed so as to include its and any subsequent successors and assigns in accordance with their respective interests.

      a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next following calendar month; provided that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the following succeeding Business Day, unless that day falls in the calendar month next following that in which it would otherwise have ended, in which case it shall end on the immediately preceding Business Day; and provided further that, if there is no numerically corresponding day in the next following calendar month, that period shall end on the last Business Day in that next following calendar month (and references to "months" shall be construed accordingly).

      a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing.

      "repay" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "prepay" (or, as the case may be, the corresponding derivative form thereof).

      "tax" shall be construed so as to include any present or future tax, levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

      "VAT" shall be construed as a reference to value added tax including any similar tax which may be imposed in place thereof from time to time.

      the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.2   Interpretation

      For the purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:-

      (1) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

      (2) references herein to "clauses", "sub-clauses", "paragraphs", and other subdivisions without reference to a document are to designated clauses, sub-clauses paragraphs and other subdivisions of this Agreement;

      (3) reference to a sub-clause without further reference to a clause is a reference to such sub-clause as contained in the same clause in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

      (4) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

      (5) headings to clauses and Schedules are for convenience only and do not affect the interpretation of this Agreement;

      (6) references to a "company" shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

      (7)   references to times of the day are to London time;

      (8) references to any agreement (including without limitation to each Transaction Document), shall be construed as a reference to such agreement as the same may be, or may from time to time have been, amended, modified, supplemented or restated in accordance with the terms of the Transaction Documents;

      (9) "(pound)", "pounds" and "Sterling" denote the lawful currency of the United Kingdom;

      (10) any reference in this Agreement to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended, modified or re-enacted.

2. THE FACILITY AND PURPOSE

2.1   The Lender hereby grants to the Borrower a credit facility comprising:-

      (1)   the Term Loan; and

      (2) a revolving credit facility in the maximum aggregate principal amount of (pound)30,000,000 (thirty million pounds) or such greater amount as may be agreed by the Lender in writing from time to time pursuant to clause 2.6 or such lesser amount following a cancellation pursuant to Clause 5, on and subject to the terms of this Agreement.

2.2 At no time may the aggregate principal amount of Advances drawn under the Revolving Facility hereunder exceed the Revolving Commitment.

2.3 The Initial Advance and the Initial Revolving Advance will be used by the Borrower for the sole purpose of financing the purchase of the Existing Mortgage Loans from the Lender and CMF on the terms of the Mortgage Transfer Agreement.

2.4 Advances drawn under the Revolving Commitment other than the Initial Revolving Advance will be used by the Borrower for the sole purpose of financing the origination or purchase of New Production Mortgage Loans by or from CMC and its Approved Affiliates which shall be transferred to the Borrower on the terms of and pursuant to the New Production Purchase Agreement.

2.5 The Lender shall not be obliged to concern itself with the application of amounts borrowed by the Borrower under this Agreement and application by the Borrower of funds so borrowed contrary to the provisions of clauses
      2.3 and 2.4 shall not prejudice the Lender's rights hereunder or under any other Transaction Document.

2.6 The Lender will review the Revolving Commitment in good faith for possible increase when each of the following conditions is fulfilled:-

      (1) 70% (seventy per cent) or more (in aggregate) of the Term Loan and the Initial Revolving Advance shall have been repaid;

      (2) the ratio (expressed as a percentage) of outstanding Advances to aggregate Collateral Value must not have been greater than 90% as of the two immediately preceding Interest Payment Dates (after application of monies on those dates); and

      (3) the ratio (expressed as a percentage) of outstanding Advances to aggregate Loan Value must not have been greater than 100% as of the two immediately preceding Interest Payment Dates (after application of monies on those dates).

2.7 The Lender shall cease to be obliged to make any Advances hereunder on the Final Maturity Date and any undrawn portion of the Revolving Commitment shall be automatically cancelled on that date.

3.    AVAILABILITY

3.1 The Facility will not become available to the Borrower and the Lender shall be under no obligation to make any Advance hereunder until each of the following conditions precedent shall have been fulfilled to the satisfaction of the Lender:-

      (1) the Lender shall have received each of the following documents, each in form and substance satisfactory to it:-

            (1) a certified copy of the Certificate of Incorporation and Memorandum and Articles of Association of each of the Borrower, CMC, CMF, the Servicer and each Approved Affiliate, each duly certified by the secretary or a director of the relevant company as true, accurate and complete as at the date of drawing of the Initial Advance;

            (2) originals (or, where the Lender is not party to the relevant document, copies) of each of the following documents, duly executed by each party thereto other than the Lender:-

                  (1)   the Indemnity, Counter Indemnity and Undertaking;

                  (2) the Security Documents and all notices and acknowledgements thereof to be given and received thereunder and all consents to any such security being granted, including that of each rating agency which rated any Securitisation;

                  (3)   the Interim Servicing Agreement;

                  (4)   the Proceeds Agreement;

                  (5) a New Production Power of Attorney given by each of CMC, J&J and each other Approved Affiliate;

                  (6)   the Mortgage Transfer Agreement;

                  (7) the Deeds of Variation (varying the Securitisation Deeds of Charge and Assignment and the Securitisation Mortgages Trusts Deeds);

                  (8)   the New Production Purchase Agreement; and

                  (9)   the Subordinated Loan Agreement.

            (3) a deed of release (together with related form 403) in respect of the existing charge dated 30 October, 1996 granted by CMC in favour of Cityscape over the Securitisation Residuals;

            (4) in respect of each of the Borrower, CMC, the Servicer, CMF and each Approved Affiliate, a copy (certified by the secretary or a director of the relevant company to be true, complete and up to date as at the date of drawing of the Initial Advance) of all board minutes and all other resolutions and authorisations passed or given in relation to the restructuring and the Transaction Documents;

            (5) in respect of each of the Borrower and each Approved Affiliate, a solvency certificate in the form set out in
                  Schedule 2 A and in the case of CMC a solvency certificate in the form set out in Schedule 2B dated the date of the Initial Advance;

            (6) in respect of each of the Borrower, CMC and the Servicer a copy (certified by the secretary or a director of the relevant company to be true, complete and up to date as at the date of advance of the Initial Advance) of all consents, approvals, authorisations or orders of any court or governmental agency or body (including, without limitation, the OFT) required for the execution, delivery and performance by it of, or compliance by it with, the terms of any Transaction Document or the consummation of the transactions contemplated thereby;

            (7) in relation to each of the Borrower, CMC, the Servicer and each Approved Affiliate a copy (certified by the secretary or a director of the relevant company as in full force and effect) of the Consumer Credit Act licence held by such company together with evidence of registration of each such company under the Data Protection Act 1984;

            (8) duly executed account mandates in relation to the Borrower Working Capital Account, Borrower Funding Account, the CMC Proceeds Account and the Borrower Collection Account, specifying the authorised signatories for the Borrower and, as the case may be, CMC;

            (9) Transfers and Scottish Transfers in favour of the Borrower, duly executed (as appropriate in each case) by or on behalf of each of CMC and each Approved Affiliate transferring legal title to each Existing Mortgage Loan to the Borrower and Assignments in favour of the Borrower, duly executed (as appropriate in each case) by or on behalf of each of CMC and each Approved Affiliate (and the Lender and CMF) transferring legal title to the Collateral Security to the Borrower;

            (10) Scottish Declarations of Trust or Supplemental Declarations of Trust (as the case may be) in favour of the Borrower executed by CMC and the Approved Affiliates.

      (2) the Lender shall have received confirmation as to the identity of all Solicitors engaged or intended by any of the Borrower, CMC and any Approved Affiliate as at the date of this Agreement to be engaged in relation to conveyancing and/or security enforcement concerning Mortgaged Properties, together with evidence as to their respective professional indemnity insurance cover;

      (3) the Lender shall have received written confirmation from the relevant insurer (or broker) that each of the Borrower and the Lender are named (whether through a generic endorsement or otherwise) as additional assureds, in respect of their respective interests, and that the Borrower is named as loss payee, on each Block Buildings Policy and each Block Life Policy (and any other block building or block life policy relating to any Mortgage Loan), in each case subject to a breach of warranty endorsement and an endorsement as to non-liability for premia.

      (4) all conditions precedent under each other Transaction Document (other than any requirement that the Facility shall have become available hereunder) shall have been fulfilled;

      (5) the Lender shall have received legal opinions, each in form and substance satisfactory to it, from each of the following firms:-

            (1)   Clifford Chance; and

            (2)   Tods Murray; and

      (6) the memorandum and articles of association of the Borrower shall be in form and substance satisfactory to the Lender.

4.    DRAWINGS

4.1   Subject to:-

      (1) The conditions precedent in Clause 3 having been fulfilled to the satisfaction of the Lender or waived by the Lender;

      (2) no Event of Default or Potential Event of Default having occurred and subsisting unremedied (to the satisfaction of the Lender) and unwaived;

      (3) there having been received from the Borrower by the Lender not later than 5pm (London time) on the Business Day before the date on which the Initial Advance and the Initial Revolving Advance is to be made a duly completed Drawdown Request relating thereto including a schedule giving required details of each Existing Mortgage Loan, the Lender will make the Initial Advance and the Initial Revolving Advance to the Borrower on the date hereof.

4.2   Subject to:-

      (1) each condition precedent in Clause 3 having been fulfilled to the satisfaction of the Lender or waived by the Lender;

      (2) no Event of Default or Potential Event of Default having occurred and subsisting unremedied (to the satisfaction of the Lender) and unwaived;

      (3) there having been received from the Borrower by the Lender not later than 5pm (London time) on the Business Day before the date on which an Advance under the Revolving Commitment is to be made an Initial Undertaking in respect of each Mortgage Loan the acquisition of which the Borrower proposes to finance by the relevant Advance and a duly completed Drawdown Request (and a schedule thereto) together with a copy of the schedules of all Mortgage Loans to be originated on its behalf or, as the case may be, to be offered for sale to it by CMC, J&J and each relevant Approved Affiliate pursuant to the New Production Purchase Agreement on the relevant date and a data tape in respect of the relevant Mortgage Loans, in computer readable form, containing such information regarding the Mortgage Loans as was previously provided to the Lender under the Mortgage Loan Purchase Agreement immediately prior to the date hereof;

      (4) the Lender having approved the Mortgage Loans to be financed, such approval to be evidenced by the Lender by signing the schedule of Mortgage Loans and the related Drawdown Request having deleted therefrom any Mortgage Loans which do not meet the Underwriting, Guidelines;

      (5) no event described under 17.1 l), (m) or (n) having occurred in relation to any Approved Affiliate;

      (6) the Lender having received evidence satisfactory to it that legal and equitable title (or in the case of Scottish Mortgage Loans an appropriate Scottish Declaration of Trust in its favour) to each Mortgage Loan to be financed will, immediately upon origination of the same, (subject only to completion of any necessary registration at HM Land Registry), be transferred to the Borrower;

      (7) no breach of clause 16.2 having occurred in respect of a solvency certificate required of any Approved Affiliate (having taken account of the one week grace period thereunder);

      (8) if any Originator is not an Approved Affiliate as of the date hereof, a New Production Power of Attorney duly executed by such Originator;

      (9) no Minded to Revoke Notice having been served on CMC, the Borrower or any Approved Affiliate; and

      (10) no injunction or interdict having been obtained by (or on behalf of) the OFT against CMC, the Borrower or any Approved Affiliate which relates to its respective residential mortgage lending activities including, without limitation, any Mortgage Loan financed hereunder,

      (11) where the proposed Advance is to fund Mortgage Loans secured by a Mortgage over unregistered land where the Originator does not hold the title deeds to such Mortgaged Property (and in relation to which the Originator's legal mortgage is therefore a second or subsequent ranking legal mortgage protected at Central Land Charges Registry by registration of a C(i) Land Charge) the Lender shall have received a schedule of such Mortgage Loans (together in relation to such Mortgage Loans with the full names of the owners of such Mortgaged Property and the full address of that Mortgaged Property), the Borrower may draw additional Advances under the Revolving Commitment (subject to the provisions of this Agreement) Provided always that:-

            (1) Advances may be made only on Business Days during the Availability Period;

            (2) each Advance shall be a minimum of (pound)100,000 or, if less than (pound)100,000, the Available Commitment;

            (3) no Advance shall be made to the extent that, if as a result thereof the Revolving Loan for the time being outstanding would exceed the Revolving Commitment;

            (4) no Advance shall be made or may be requested to refinance any Mortgage Loan the origination or purchase of which was financed by a prior Advance under this Agreement;

            (5) the amount of each Advance requested shall not be greater than the lesser of;

                  (1) the market value of the Mortgage Loan to be financed as determined by the Lender in good faith (market values (from time to time) of various categories of Mortgage Loan as so determined by the Lender having been notified to the Borrower by the Lender); and

                  (2) 100% (one hundred per cent) of the Advance Date Principal Balance;


      (6) any failure of condition 4.2(e) or 4.2(g) or 4.2(k) in relation to any Approved Affiliate (or, but only in the case of condition 4.2(k), any failure of such condition in relation to CMC) shall not preclude Advances being made hereunder to fund purchases of Mortgage Loans originated by other Approved Affiliates.

4.3 Subject to the foregoing provisions of this Clause 4, upon receipt of a duly executed Drawdown Request, the Lender shall, not later than 10 am New York time on the date on which the Advance is to be made (or such later time as maybe agreed between the Borrower and the Lender), make the Advance requested, such Advance to be credited to the Borrower Funding Account or, after prior consultation with and written notice to the Borrower, the applicable Solicitors and CMS, to be advanced to the Solicitors acting for the relevant Originator in relation to the particular New Production Mortgage Loans, against an Initial Undertaking from the relevant Solicitors, and it is acknowledged (for the avoidance of doubt) that any Advance paid to Solicitors under clause 4.3 shall be deemed to have been drawn by the Borrower under this Agreement on the date of such payment.

4.4 If the Borrower fails for any reason whatsoever (other than as a consequence of a breach of the Lender's obligations) to draw down an Advance after a Drawdown Request has been received by the Lender (whether such failure be the result of the occurrence of an Event of Default or otherwise), the Borrower will pay to the Lender on demand such amount as the Lender certifies to be necessary to compensate for all losses excluding loss of Margin incurred or to be incurred on account of deposits acquired or arranged in order to fund the Advance. Any such certificate by the Lender shall be prima facie evidence of such losses.

4.5 In the event that no duly completed Solicitors Undertaking shall have been received by the Lender in respect of any Mortgage Loan(s) in respect of which an Advance shall have been made hereunder by the close of business on the third Business Day following the making of the Advance the Lender shall immediately notify the Borrower and an amount equal to the Advance, or such part thereof as was advanced in respect of such Mortgage Loan or Mortgage Loans shall become immediately due and repayable by the Borrower to the Lender together with accrued interest thereon.

4.6 If all or any part of any Advance made to finance a Mortgage Loan which is subject to the provisions of Clause 4.5 shall be held by any Solicitors payment in full by such Solicitors to the Lender of the amounts due under Clause 4.5 shall discharge the Borrower's obligation to the same.

5. CANCELLATION

5.1 The Borrower may at any time by giving not less than two Business Days irrevocable written notice to the Lender cancel any amount (in integral multiples of (pound)5,000,000) of the Revolving Commitment to the extent not currently outstanding or requested in a current Drawdown Request Provided that the cancelled amount does not reduce the Revolving Commitment below the outstanding principal amount of Advances drawn under the Revolving Commitment plus the amount of Advances requested in a current Drawdown Request.

5.2 During such period of notice the Borrower may not serve a Drawdown Request purporting to draw all or any part of the amount of the subject of such notice of cancellation.

5.3 Upon such cancellation becoming effective, the Revolving Commitment shall be appropriately reduced.

6. INTEREST ON ADVANCES

6.1 The Borrower will pay interest on each Advance on each Interest Payment Date in respect of each Interest Period referable thereto at the rate per annum equal to the aggregate of (i) the Margin and (ii) LIBOR for the relevant Interest Period.

6.2 The Lender will, as soon as practicable after commencement of each Interest Period advise the Borrower of LIBOR for that Interest Period. Any certificate of the Lender as to the rate and amount of interest determined by it under this Agreement in respect of any

      Interest Period shall, save for manifest error, be conclusive and binding on the Borrower and CMC.

6.3 Interest at the rate determined as aforesaid shall be calculated on each Advance and each part thereof on the basis of actual days elapsed and a 365 day year, shall accrue from day to day from and including the first day of each Interest Period to but excluding the date of repayment of such Advance.

6.4 If LIBOR cannot be determined for any reason the rate of interest applicable to such Advance shall be the sum of the Margin and the rate, expressed as a percentage rate per annum, which is the actual cost to Lender of funding such Advance from whatever sources it may select during such Interest Period (as applicable) and, if the Lender so requires, within five days of such notification the Lender and the Borrower shall enter into negotiations with a view to agreeing a substitute basis for determining the rates of interest which may be applicable to Advances in the future.

7. REPAYMENT

7.1 The Borrower shall, subject as provided below, repay the amount of the Term Loan then outstanding in full on the Term Loan Repayment Date. Any amount repaid, or any part thereof, may not be redrawn.

7.2 The Borrower shall repay the whole of the outstanding amount of each Revolving Advance on the Repayment Date relating thereto. Any amount repaid or any part thereof may, subject to the provisions of this Agreement, be redrawn.

7.3 On each Interest Payment Date (or, if later, any Late Interest Payment Distribution Date) the Borrower shall, in respect of each relevant Advance, repay a principal amount thereof equal to the amount available to be applied under clauses 6.1(a), 6.2(c), 6.3(b) and 6.4(b) (taken together) of the Proceeds Agreement (having taken account of the provisions of clause 6.5 thereof) in or towards repayment of such Advance, a "relevant Advance" for such purpose being:-

      (1) each Advance which funded a Mortgage Loan in respect of which Principal (as defined in the Proceeds Agreement) or Mortgage Loan Proceeds has been received which, in either case, falls to be applied under the Proceeds Agreement on such date; and

      (2) if Securitisation Residual Proceeds have been received and fall to be applied on such date, such Advances in such amounts as the Borrower shall notify to the Lender.

7.4 On any Distribution Date which is not also an Interest Payment Date the Borrower shall, in respect of each relevant Advance, repay a principal amount thereof equal to the amount available to be applied under clauses 6.3(b) and 6.4(b) of the Proceeds Agreement

      (having taken account of the provisions of clause 6.5 thereof) in or towards repayment of such Advance, a "relevant Advance" for such purpose being:-

      (1) each Advance which funded a Mortgage Loan in respect of which Mortgage Loan Proceeds have been received which fall to be applied under the Proceeds Agreement on such date; and

      (2) if Securitisation Residual Proceeds have been received and fall to be applied on such date such Advances in such amounts as the Borrower shall notify to the Lender.

7.5 If the Borrower is required to repay principal on any Advance on any day other than an Interest Payment Date, the Borrower shall be obliged to pay such amount together with interest accrued thereon to the date of such repayment.

7.6 Any part of any Advance drawn under the Revolving Commitment repaid under the provisions of sub-clauses 7.3, 7.4 or 7.9 may, subject to the provisions of this Agreement, be redrawn.

7.7 Any part of the Term Loan repaid under the provisions of any of sub-clauses 7.3 or 7.4 may not be redrawn.

7.8 If all or any part of any Advance is repaid under this clause other than on an Interest Payment Date, the Borrower will pay to the Lender on demand such amount as the Lender certifies to be necessary to compensate it for all losses excluding loss of Margin incurred or to be incurred by it on account of deposits acquired or arranged in order to fund the relevant Advance except in the case of repayment of any Advance pursuant to clause
      15.8. Any such certificate by the Lender shall be prima facie evidence of such losses.

7.9 Subject to Clause 7.8, the Borrower may at any time prepay in whole or in part any Advance outstanding hereunder together with all accrued interest thereon.

8. EXAMINATION OF MORTGAGE FILES

8.1 The Lender shall have the right to examine the Mortgage Files to determine whether the Mortgage Loans to be financed fulfil the Underwriting Guidelines. Such examination may be made by the Lender at any time before or after the date on which any Advance is to be or was made.

8.2 If the Lender makes such examination prior to the date on which an Advance is to be made and properly identifies any Mortgage Loans which do not fulfill the Underwriting Guidelines such Mortgage Loans shall be deleted from the schedule of Mortgage Loans appended to the Drawdown Request.

8.3 The Lender may make an Advance without conducting any partial or complete examination. The fact that the Lender has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Lender's (or any of its successor's) rights provided herein.

9. EVIDENCE OF DEBT

      The Lender shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder, and in any legal action or proceeding arising out of or in connection with this Agreement, the entries made in such accounts shall in the absence of manifest error be prima facie evidence of the existence and amounts of the specified obligations of the Borrower.

10. TAXES

10.1 The Lender and the Borrower intend that:

      (1)   they shall not vary this Agreement so as to extend:

            (1)   the term of the Term Loan; or

            (2) the period during which any Advance may be drawn down or outstanding;

            beyond the Final Maturity Date; and

            (2) the Lender shall not make any further advance or advances to the Borrower after the Final Maturity Date under or pursuant to any further agreement.

10.2 Accordingly, all payments to be made by the Borrower to the Lender hereunder shall be made free and clear of and without deduction or withholding for or on account of tax.

10.3 If the Borrower is nevertheless required by law (including, without limitation, as a result of any change in law or in its interpretation or administration) to make any payment to the Lender hereunder subject to any deduction or withholding on account of tax, the sum payable by the Borrower in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of the required deduction or withholding, the Lender receives and retains (free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

10.4 Without prejudice to the provisions of clause 10.3, if the Lender is required to make any payment on account of tax (excluding a tax imposed on and calculated by reference to the net income of its Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) on or in relation to any sum received or receivable by the Lender under this Agreement (including any sum received or receivable under this clause

      l0) or under any Fees Letter, or any liability in respect of any such payment is asserted, imposed, levied or assessed against the Lender, the Borrower shall, upon demand of the Lender, promptly indemnify the Lender against such payment or liability, together with any interest, penalties, costs and expenses payable or incurred in connection therewith.

10.5 If the Lender intends to make a claim pursuant to clause l0.4 it shall notify the Borrower of the event by reason of which it is entitled to do so provided that nothing herein shall require the Lender to disclose any confidential information relating to the organisation of its affairs.

10.6 If, at any time, the Borrower is required by law to make any deduction or withholding on account of tax from any sum payable by it hereunder (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), the Borrower shall promptly notify the Lender.

10.7 If the Borrower makes any payment hereunder in respect of which it is required by law to make any deduction or withholding on account of tax, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Lender, within thirty days after it has made such payment to the applicable authority, an original receipt (or a certified copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of such payment or any other written evidence acceptable to the Lender.

10.8 If the Borrower pays any increased amount under clause 10.3 or any indemnity under clause 10.4 (each, a "Tax Payment") and the Lender, acting reasonably, determines that it has received and retained a refund of, or a credit against, the tax paid or payable by it and that the refund or credit is in respect of, or calculated with reference to, the deduction or withholding giving rise to the Tax Payment (where the Tax Payment is made under clause 10.3) or the liability giving rise to the Tax Payment (where the Tax Payment is made under clause 10.4) (in each case, such refund or credit being referred to hereafter as a "Tax Credit"), then the Lender shall, to the extent that it can do so without prejudice to the retention of the Tax Credit, reimburse to the Borrower in the manner described in the following sentence such amount as the Lender shall reasonably determine to be the proportion of the Tax Credit as will leave the Lender after reimbursement in no better or worse position than it would have been in if the Tax Payment had not been required. The manner in which such reimbursement is to be made shall first be by way of set off against such of the amount(s) which the Borrower is then liable to pay to the Lender (for whatever reason and regardless of whether the payment of such amount(s) has fallen due) as the Lender shall, in its sole opinion, specify and notify to the Borrower.

10.9 Nothing in this clause 10 shall interfere with the Lender's right to arrange its tax affairs in whatever manner it thinks fit and, without limiting the foregoing, the Lender shall not be under any obligation to claim any Tax Credit in priority to any other claims, reliefs, credits or deductions available to it. The Lender shall not in any event be obliged to disclose any information relating to its tax affairs or any computations in respect thereof to the Borrower or any other person.

10.10 All amounts payable under this Agreement and under any Fees Letter are expressed to be exclusive of any VAT chargeable in respect thereof. If any VAT is chargeable in respect of such amounts, the Borrower shall, in addition, pay to the Lender an amount equal to such VAT, and the Lender shall provide the Borrower with a proper VAT invoice in respect thereof.

11. INCREASED COSTS

11.1  If, by reason of:-

      (1) the introduction of, or any change in any applicable law, regulation or regulatory requirement or any change in the interpretation or application of any thereof in each case after the date hereof and/or

      (2) compliance by the Lender or any holding company of the Lender with any applicable directive, request or requirement whether or not having the force of law but, if not having the force of law being of general application and of a type with which the Lender or a holding company of the Lender is accustomed to comply of any central bank or any self regulating organisation or any governmental, fiscal, monetary or other authority (including, but not limited to, a directive, request or requirement which affects the manner in which any bank allocates capital in support of its assets or liabilities or contingent liabilities or deposits with it or for its account or advances or commitments made by it) which is brought into effect after the date hereof, and if, to the extent of compliance with either or both of paragraphs (a) and (b):-

      (3) the Lender or any holding company of the Lender is unable to obtain the rate of return on its capital which it would have been able to obtain but for the Lender's entering into or assuming or maintaining a commitment or performing its obligations (including its obligation to make Advances) under this Agreement;

      (4) the Lender or any holding company of the Lender incurs a cost as a result of the Lender's entering into or assuming or maintaining a commitment or performing its obligations (including its obligation to make Advances) under this Agreement;

      (5) there is any increase in the cost to the Lender or any holding company of the Lender of funding or maintaining all or any of the Advances;

      (6) the Lender or any holding company of the Lender becomes liable to make any payment on account of tax or otherwise (except on account of any tax imposed on and calculated by reference to the net income of the Facility Office by the jurisdiction in which the Lender (or its holding company) is incorporated or in which the Facility Office is located), or foregoes any interest or other return, on or calculated by reference to the amount of any Advance or the amount of any sum received or receivable by it (or its subsidiary) under this Agreement, then the Borrower shall, from time to time on demand of the Lender, promptly pay to the Lender amounts sufficient to indemnify the Lender and its holding company against, as the case may be, (1) such reduction in the rate of return of capital, (2) such cost, (3) such increased cost (or such proportion of such increased cost as is, in the opinion of the Lender, attributable to its or its holding company funding or maintaining the Advance), or (4) such liability.

11.2 If the Lender intends to make a claim pursuant to clause 11.1 it shall notify the Borrower of the event by reason of which it is entitled to do so provided that nothing herein shall require the Lender to disclose any confidential information relating to the organisation of its affairs.

11.3 No obligation shall arise under Clause 11.1 to the extent that the Borrower is liable to compensate the Lender under Clause 10.3 or 10.4.

12. ILLEGALITY

      If, at any time, it is or becomes unlawful for the Lender to make, fund or allow to remain outstanding all or part of any of the Advances, then the Lender shall, promptly after becoming aware of the same, deliver to the Borrower a notice to that effect, the Lender shall not thereafter be obliged to make any Advances hereunder, the Revolving Commitment shall be immediately reduced to zero and, if the Lender so requires, the Borrower shall on such date as the Lender shall have specified repay any outstanding Advances, in each case together with accrued interest thereon and all other amounts owing to the Lender hereunder.

13. PAYMENTS

      Any payment to be paid by the Borrower to the Lender pursuant to this Agreement shall be made in sterling, in immediately available, freely transferrable and cleared funds for value same day, to such account of the Lender as the Lender shall, from time to time, have specified in writing for such purpose.

14. REPRESENTATIONS AND WARRANTIES

14.1 The Borrower and CMC (each in relation to itself) hereby represent, warrant, covenant and undertake to the Lender that:-

      (1) it is a limited liability company duly incorporated under the laws of England and Wales and is duly authorised and qualified to transact any and all business contemplated by this Agreement and the other Transaction Documents to be conducted by it and is in compliance with such laws to the extent necessary to ensure its ability to enforce each Mortgage Loan.

      (2) it has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and the other Transaction Documents and has been duly authorised by all necessary corporate action on its part the execution, delivery and performance of this Agreement and the other Transaction Documents; and this Agreement and each Transaction Document, assuming the due authorisation, execution and delivery thereof by the Lender, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its respective terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defences and to the discretion of the court before which any proceeding therefor may be brought;

      (3) its execution and delivery of this Agreement and each Transaction Document, the consummation of any other of the transactions herein or therein contemplated on its part and the fulfilment of or compliance with the terms hereof or thereof will not (i) result in a material breach of any term or provision of its Memorandum and Articles of Association and/or its other constitutional documents or
            (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it;

      (4) it is not party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to its knowledge, would in the future materially and adversely affect, (i) its ability to perform its obligations under this Agreement or the Transaction Documents or (ii) its business, operations, financial condition, properties or assets taken as a whole;

      (5) no litigation is pending or, to the best of its knowledge, threatened against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the Transaction Documents or its ability to perform any of its obligations hereunder or thereunder in accordance with the terms hereof or thereof;

      (6) no consent, approval, authorisation or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement or any Transaction Document or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorisation or order is required, it has obtained or it is in the process of obtaining the same;

      (7) it has caused to be performed any and all acts required to preserve all rights and remedies in any block insurance policies taken out at any time and from time to time applicable to the Mortgage Loans including without limitation, the Block Buildings Policies and the Block Life Policies;

      (8) the Borrower has not, at any time since its incorporation, had any employee, entered into any contracts or traded;

      (9) CMC has, on or prior to the date hereof, provided the Lender with access to all correspondence between it, any of its subsidiaries, affiliates or other members of its group or its or their respective advisers and the OFT in respect of the current OFT investigation of such companies.

      The representations and warranties under clause 14.1(a)-(g) inclusive shall be given on the date of this Agreement and shall be repeated on each date on which any Advance is outstanding hereunder by reference to the facts and circumstances existing at the relevant time.

14.2 The Lender represents and warrants to the Borrower in terms of clauses 14.1(a) to (f) (inclusive), mutatis mutandis, provided that the reference in clause 14.1(a) to England and Wales shall be construed as a reference to Bermuda.

14.3  (A)   With respect to each Existing Mortgage Loan, the Borrower hereby represents and warrants (as of the date hereof and the date on which the Initial Advance is made) that each of the representations and warranties set out in paragraph 7.3 of the Mortgage Loan Purchase
            Agreement was, on the Closing Date (as defined in the Mortgage Loan
            Purchase Agreement) in respect of such Existing Mortgage Loan true and accurate in all respects.

      (B) The Borrower hereby represents and warrants to the Lender in relation to each New Production Mortgage Loan, in each case as of the Advance Date on which an Advance was made to fund the purchase of the same hereunder or, if later, the date on which a Solicitors Undertaking in respect thereof is issued, as follows (but on the basis that each reference in each representation and warranty to:-

            (1) a Mortgage Loan shall be construed as a reference to the relevant New Production Mortgage Loan; and

            (2) the Advance Date shall be construed as a reference to whichever is the later of the relevant Advance Date or the date on which the relevant Solicitors Undertaking is given).

      (2) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

      (3) Unless otherwise agreed from time to time, all payments due prior to the Advance Date have been made and none of the Mortgage Loans will have been contractually delinquent for 31 or more days more than once since the origination thereof;

      (4) Each Mortgage Deed constitutes (i) in the case of English Mortgage Loans, a valid and enforceable legal mortgage of the relevant Mortgaged Property subject only in certain cases to registration of the relevant Mortgage Deed at HM Land Registry, or (ii) in the case of Scottish Mortgage Loans, a valid and enforceable Standard Security over the relevant Mortgaged Property subject only in certain cases to registration or recording of the relevant Mortgage Deed in the Registers of Scotland, in either case duly executed by the Mortgagor named in the relevant Mortgage Deed;

      (5) On the date upon which an Advance is made the Borrower (subject only to registration of legal title at HM Land Registry or the Registers of Scotland as appropriate) has good title to each Mortgage Loan and the Collateral Security in respect of each such Mortgage Loan, has full right and authority to charge and assign the same by way of security and the same is the absolute property of the Borrower (subject to any registration or recording in favour of the Borrower which may be pending at HM Land Registry or the Registers of Scotland) free and clear of all mortgages, securities, charges, liens, encumbrances, claims and equities (including, without limitation, rights of set off or counterclaim, overriding interest within the meaning of Section 3(xvi) of the Land Registration Act 1925 or Section 28(1) of the Land Registration (Scotland) Act 1979 and adverse entries or notices of application therefor against any title at HM Registry or the Registers of Scotland to any relevant Mortgaged Property) except any such encumbrances, claims, equities, overriding interests or entries which rank after the interests of the Borrower, the Lender in the Mortgaged Loans or which do not have an adverse effect on the value of the relevant Mortgaged Property as security for the relevant Mortgage Loan or which are the subject of a duly completed and signed Postponement Agreement or appropriate executed MHA Documentation as contemplated in sub-clause 14.3(B)(2) below;

      (6) Each Mortgaged Property is a residential property or mixed commercial and residential property in the United Kingdom;

      (7) The steps necessary to perfect the vesting of full legal and equitable title to each Mortgage Loan and the Collateral Security in the Borrower have been duly taken at the appropriate time or are in the course of being taken with all due diligence;

      (8) To the best of its knowledge, each Mortgaged Property is free of material damage and is in good repair;

      (9) Each Mortgage Loan at origination complied in all material respects with applicable laws and regulations including, where applicable, the Consumer Credit Act 1974 and any regulations made thereunder (and in particular no Mortgage Loan is cancellable thereunder) and consummation of the transactions contemplated hereby will not involve the violation of any such laws and regulations;

      (10) Neither it nor any prior holder of any Mortgage Loan has; (a) modified the Mortgage Loan in any material respect, except that a Mortgage Loan may have been modified by a written instrument in respect of which any applicable registration(s) have been completed;
            (b) satisfied, cancelled or subordinated such Mortgage Loan in whole or in part; (c) released the related Mortgaged Property in whole or in part from the security created by the relevant Mortgage Deed; or
            (d) executed any instrument of release, cancellation, discharge, modification or satisfaction with respect thereto;

      (11) No sub-mortgage, sub-charge, pledge, lien or right of set off or counterclaim or other security interest or other adverse right or interest has been created or has arisen between it and any Mortgagor which entitles or entitled the Mortgagor to reduce the amount of any payment otherwise due under the terms of such Mortgagor's Mortgage Loan (save, in the case of junior mortgages, the relevant prior ranking legal mortgage or mortgages of or Standard Security over the relevant Mortgaged Property created by the Mortgagor and any related security for the loan secured thereby);

      (12) Each Mortgage Loan was originated in all material respects in accordance with the criteria set out in the Underwriting Guidelines;

      (13)  In relation to each Mortgaged Property:-

            (1) in respect of title to property in England or Wales which is not registered, the relevant Mortgagor had or was acquiring good and marketable title to the fee simple absolute in possession (if freehold) or a term of years absolute of not less than thirty years beyond the term of the Mortgage Loan (if leasehold) relating to such Mortgaged Property and is free from any encumbrance which would adversely affect such title;

            (2) in relation to title which is registered at HM Registry, it was so registered with title absolute in the case of freehold property or absolute leasehold or good leasehold title of the requisite title aforesaid in the case of leasehold property;

            (3) in relation to which title is registered or recorded in the Registers of Scotland, it was so registered or recorded with valid and marketable title (whether feudal or long lease), having in the case of a long lease an unexpired term of not less than thirty years beyond the term of the Mortgage Loan;

            (4) no works on the relevant Mortgaged Property were carried out in violation of any applicable planning law or regulation or building regulations;

            (5) if the relevant Mortgaged Property is leasehold or (in Scotland) held under long lease, any requisite consent of the landlord to or notice to the landlord of the creation of the relevant Mortgage had been obtained or given and no consents of or notices to such landlord are required to any transfer, assignation or sub-charge of the relevant Mortgage, and a copy of any such consent or notice is held with the title deeds to the relevant Mortgaged Property or held to the order of the Lender or its Solicitors;

            (6) the relevant Mortgaged Property is not subject to any adverse third party claim or proceeding for compulsory acquisition thereof;

      (14) Each Mortgage relating to a Mortgage Loan (and any other documents entered into in relation to the relevant Mortgage Loan) is the legal, valid and binding obligation of the grantor thereof, enforceable in accordance with its terms and with applicable laws and parties thereto had legal capacity to execute the same and the same have been duly and properly executed by such parties;

      (15)  Either:

            (1) the proceeds of the Mortgage Loans have been fully disbursed and there is no requirement for further advances thereunder; or

            (2) if any retention was recommended by CMC's or the relevant Approved Affiliate's valuer, the recommendation to make a retention was implemented and cash was not advanced until CMC or relevant Approved Affiliate had received a certificate (or other evidence acceptable to it) of completion of the relevant repairs or other works.

      (16) Each Mortgage Deed is in, or substantially in, the form of the relevant attachment annexed hereto in Annexure 2.

      (17) The origination and underwriting practices used by CMC or relevant Approved Affiliate or with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business in the United Kingdom and comply with the Underwriting Guidelines;

      (18)  Either:

            (1) each Mortgaged Property is insured under the block insurance policy from time to time maintained by CMC or, as the case may be, the relevant

                  Approved Affiliate to provide, where it is agreed that the Mortgagor will not insure, cover against such risks and contingencies as are commonly insured against in a fully comprehensive buildings insurance for residential properties to a minimum of the full cost of reinstatement thereof together with inflation cost over any period that may be required for obtaining any relevant planning permission and other approvals and the reinstatement or repair period and architects and other professional fees; or

            (2) where the Mortgagor insures, CMC or, as the case may be, the relevant Approved Affiliate has established that such insurance was, at the date of origination of the relevant Mortgage Loan, in accordance with the foregoing provisions of this sub-clause, with a reputable insurer, with an acknowledgement by the insurer that the interest of CMC or relevant Approved Affiliate has been or will be promptly following the relevant Advance Date be noted on the relevant policy. In the case of leasehold property in England and Wales, the relevant Mortgaged Property is insured under arrangements effected by the freeholder or any intermediate leaseholder, on a fully comprehensive basis as aforesaid.

      (19) Prior to making the relevant advance the subject of a Mortgage Loan, CMC or the relevant Approved Affiliate (as originator) carried out or caused to be carried on its behalf the investigations, searches (other than local authority searches) and other actions and made or caused to be made on its behalf the enquiries as to the Mortgagor's status that were required in accordance with the relevant lending criteria of CMC or the Approved Affiliate or Relevant Affiliate (as originator) applicable at the time when the offer of advance was made and the results thereof were acceptable to CMC or the relevant Approved Affiliate or Relevant Affiliate (as originator) in accordance with such lending criteria for the purposes of the proposed advance;

      (20) Any further advances after the date of the Mortgage Deed but made prior to the Advance Date have been advanced under separate mortgage documentation (and, accordingly, have not been consolidated with the outstanding principal amount secured by the Mortgage), and all ground rents, ground burdens and service charges and other payments required in relation to leasehold property or heritable property which previously became due and owing have been paid. Except for interest accruing from the date of the relevant Mortgage Deed or date of advance to the relevant Mortgagor, whichever is later, to the day which precedes by one month the date for payment of the first instalment of principal and interest, none of CMC, the Approved Affiliate or Relevant Affiliate (as originator) has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount in relation to the relevant Mortgage Loan save to the extent that the same reduces the Mortgage Loan;

      (21) Subject to clause 14.3(B), to the best of the Borrower's knowledge and belief (the Borrower having made all reasonable enquiries of CMC or relevant Originator) there is no default, breach, violation or event of acceleration existing under any Mortgage Loan: and neither CMC nor any Approved Affiliate (as originator) has waived any default, breach, violation or event of acceleration other than any waiver which is in accordance with and permitted under the relevant Manuals;

      (22) Each Mortgage File contains a valuation of the relevant Mortgaged Property undertaken on the instructions of CMC, the relevant Approved Affiliate or Relevant Affiliate (as originator), or instructions issued on its behalf or as the case may be by any predecessor in title in relation to the relevant Mortgage Loan) by an independent qualified valuer being an associate or fellow of the Royal Institute of Chartered Surveyors or, as the case may be, Society of Valuers and Auctioneers, in each case approved by CMC, the relevant Approved Affiliate or Relevant Affiliate (as originator) and unless otherwise agreed between the Lender and the Borrower, the principal amount advanced to the relevant Mortgagor was not more than the amount permissible under the terms of the relevant Program;

      (23) At the time of the making of the Mortgage Loan, the Mortgaged Property was not located within a 1 mile radius of any contaminated land or any land with environmental or hazardous waste risks known to CMC or the relevant Approved Affiliate or (as originator) or, where such was the case, an environmental audit was procured by CMC or the relevant Approved Affiliate or (as originator) or evaluated in accordance with such relevant originator's established environmental review procedures, and found to be satisfactory;

      (24) In selecting the Mortgage Loans in respect of which Advances are made hereunder, no selection procedure was employed by the Borrower which was intended to adversely affect the interests of the Lender;

      (25) Prior to the making of the relevant mortgage advance, enquiry was made of each Mortgagor as to the identity of the persons in actual occupation of the Mortgaged Property and (i) in the case of English Mortgage Loans, any person who at the date when the advance was made had attained the age of 18 and who was identified in writing to CMC, the relevant Approved Affiliate (as originator) or its Solicitor by the Mortgagor as residing or being about to reside in the relevant Mortgaged Property is either named as joint mortgagor on the relevant Mortgage Deed or has signed a legally binding agreement postponing (each a "Postponement Agreement") all rights and entitlements to which such person may be entitled in the Mortgaged Property to the interests, rights and entitlements of CMC or the relevant Approved Affiliate (as originator) or such other person as may have or acquire as mortgagee or chargee of the property from time to time, such agreement in a form as was satisfactory to such Solicitor, and (ii) in the case of Scottish Mortgage Loans, prior to the making of the advance, CMC or the relevant Approved Affiliate (as originator) or its Solicitor obtained all necessary validly executed MHA Documentation so as to ensure that neither the relevant Mortgage Loan nor the relevant Mortgaged Property was subject to or affected by any statutory right of occupancy in favour of a non-entitled spouse;

      (26) CMC and each Approved Affiliate have kept, or caused to be kept, full and proper accounts, books and records showing all transactions payments, receipts and proceedings relating to that Mortgage and all such accounts, books and records are up to date and in its possession or held to its order;

      (27) There exists no litigation, dispute or complaint (subsisting or pending or threatened) calling into question in any way title of CMC or any Approved Affiliate to any Mortgage Loan or, to the best of its knowledge, the relevant Mortgagor's title to his Mortgaged Property;

      (28) The Mortgage Loan Documents are held to the order of the Lender by the relevant Solicitor or have been lodged at H.M. Land Registry or the Registers of Scotland and in the case of each Mortgaged Property the title to which is registered or for which application for first registration has been made the Borrower knows the title number under which the Mortgaged Property is (or, in the case of first registration, is to be) registered at H.M. Land Registry or the Registers of Scotland;

      (29) In relation to each Mortgage Deed for Mortgaged Property where registration is pending at H.M. Land Registry, there is no caution, notice or other entry which would prevent the registration of the Mortgage Deed as a charge by way of first or, as the case may be, second or third subsequent legal mortgage.

      (30)  None of the Mortgagors which pay interest is a company.

14.4 It is acknowledged, that references in this clause 14 to Mortgage Loans shall include reference to the relevant Collateral Security, as appropriate.

15. REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES

15.1 It is understood and agreed that the representations and warranties set forth in clauses 14.1 and 14.3 shall survive the charging of Mortgage Loans to the Lender and shall enure to the benefit of the Lender notwithstanding the examination by the Lender or failure by the Lender to examine any Mortgage File.

15.2  With respect to the representations and warranties contained in clauses
      14.1 and 14.3 which are made to the best of the Borrower's knowledge, after reasonable inquiry and investigation, if it is discovered by either the Borrower or the Lender that the substance of such representation and warranty is inaccurate and in the case of those in clause 14.3 such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the Lender's interest in the Mortgage Loan then, notwithstanding the Borrower's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, the Lender shall have the same rights in respect of the breach thereof as it would have if the applicable representation or warranty was breached.

15.3 Upon discovery by either the Borrower or the Lender of a breach of any of the foregoing representations and warranties

            (a)   given under clause 14.1; or

            (b) given under clause 14.3 which materially and adversely affects the value of the Mortgage Loans or the interest of the Lender in the Mortgage Loan (or which materially and adversely affects the interests of the Lender in or to the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan)

      the party discovering such breach shall give prompt written notice to the other.

15.4 If following a review undertaken by the Lender within a period of 30 days after the date of any Advance, a material breach of the warranties in clause 14.3 shall be discovered, the same shall constitute a breach of such representation and warranty irrespective of whether the same materially and adversely affects the value of the relevant Mortgage Loan(s) provided that notice regarding such breach shall have been delivered by the Lender to the Borrower promptly following such review.

15.5 Within 90 days of the earlier of either discovery by or notice to the Borrower of any breach of a representation or warranty given under clause
      14.3 which materially and adversely affects the value of any Mortgage Loan, the Borrower shall use all reasonable endeavours promptly to cure such breach and, if such breach cannot be cured or is not cured at the end of such 90 day period or if it is determined at any time following discovery or notice that such breach cannot be cured, the Borrower shall:-

      (1) repay the Advance (or such part thereof) made hereunder to fund the relevant Mortgage Loan, together with accrued interest thereon, on demand of the Lender; or

      (2) with the Lender's prior consent provide additional collateral of a type and amount reasonably acceptable to the Lender, charged in favour of the Lender pursuant to such security documents as shall be acceptable to the Lender;

      and when the Borrower has repaid the Advance (or relevant part thereof) under sub-clause 15.5(a) or provided additional collateral in accordance with sub-clause 15.5(b) the Lender shall, at the cost of the Borrower, release the relevant Mortgage Loan or Mortgage Loans from the security constituted by the Debenture together with all Collateral Security related thereto.

15.6 Without prejudice to the Lender's rights under clause 15.5(a), and for such time as the Borrower's obligations thereunder shall remain undischarged, the Lender shall be entitled to satisfy and discharge any obligation it may have to make an Advance hereunder through set-off of the Borrower's obligations to it under clause 15.5(a) and if the Lender does so it shall be treated for all purposes as if it had satisfied its obligation to make the relevant Advance through remittance of the relevant funds in cash.

15.7 The Borrower shall, at its option, either prepay each Advance (or part thereof) made to finance any First Pay Default Mortgage Loan or deposit additional collateral in respect thereof, in the manner described under clause 15.5 within two Business Days of request by the Lender in respect of notification by reference to an Interest Payment Date, such request to be deemed to have automatically been given in respect of each Interest Payment Date in relation to Mortgage Loans financed hereunder which first become a First Pay Default Mortgage Loan during the Collection Period in respect of such Interest Payment Date, and within five Business Days of request in all other cases of the relevant Mortgage Loan becoming a First Pay Default Mortgage Loan, and the Lender shall be entitled to discharge any obligation to make an Advance hereunder by set-off against amounts owed in respect of any First Pay Default Mortgage Loan in the manner contemplated under clause 15.6.

16. UNDERTAKINGS AND COVENANTS

16.1 The Borrower and (but only where the covenant or undertaking relates to CMC) CMC hereby undertake with the Lender that from and after the date hereof and until all sums due and to become due hereunder have been paid or repaid in full and the Facility shall no longer exist:

      (1) the Borrower shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of England and of Scotland to enable it lawfully to enter into and perform its obligations under this Agreement and each Transaction Document and to ensure the legality, validity, enforceability or admissibility in evidence in England and in Scotland of this Agreement and each Transaction Document and shall ensure that none of the foregoing are revoked or modified;

      (2) the Borrower shall promptly inform the Lender of the occurrence of any Event of Default or Potential Event of Default and, upon receipt of a written request to that effect from the Lender, confirm to the Lender that, save as previously notified to the Lender or as notified in such confirmation, no such event has occurred;

      (3) the Borrower shall ensure that at all times the claims of the Lender against it under this Agreement are secured as provided in the Security Documents and that the security thereunder will be of the nature and will rank in the priority it is expressed to have in the Security Documents;

      (4) the Borrower shall not, without the prior written consent of the Lender, create or permit to subsist any Security over all or any of its present or future revenues or assets save for those created (or permitted) under the Security Documents;

      (5) the Borrower shall not, without the prior written consent of the Lender, make any loans, grant any credit or give any guarantee or indemnity (except as contemplated in the Transaction Documents) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person;

      (6) the Borrower shall not, without the prior written consent of the Lender, issue any further shares or alter any rights attaching to its issued shares in existence at the date hereof;

      (7) the Borrower shall not, without the prior written consent of the Lender, sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), the whole or any part of its revenues or its assets except as contemplated in the Transaction Documents;

      (8) the Borrower shall not, except as permitted under the Proceeds Agreement, make or declare any dividend or other distribution;

      (9) the Borrower shall not engage in any business other than that contemplated in the Transaction Documents and shall not have any employees;

      (10) the Borrower shall, at all times, ensure that there is at least one independent director (approved by the Lender, such approval not to be unreasonably withheld) on its board and CMC undertakes that it shall not (as shareholder or otherwise) do (or omit to do) anything which would prevent compliance with this covenant;

      (11) each of the Borrower and CMC undertake that it shall not make or permit any amendments to be made to the memorandum or articles of association of the Borrower without prior written consent of the Lender, such consent not to be unreasonably withheld;

      (12) the Borrower will cooperate with CMC in CMC's continued negotiations with the OFT to settle any matters from time to time outstanding in relation to Mortgage Loans and CMC undertakes to continue to endeavour to settle all matters outstanding and pending with the OFT from time to time as expeditiously as reasonably practicable;

      (13) CMC and the Borrower will procure that the origination of all New Production Mortgage Loans does not violate in any material respect:-

            (1)   OFT Guidelines and;

            (2) any undertakings or agreements between CMC, any Approved Affiliate, or the Borrower and the OFT;

      (14) the Borrower will procure that the Lender has reasonable access to Clifford Chance (or such other solicitors as may be appointed from time to time in addition to or in place of Clifford Chance to negotiate with the OFT in relation to Mortgage Loans) for one or more meetings as shall be reasonably necessary to, inter alia, obtain the views of Clifford Chance or such other solicitors regarding compliance by CMC, each Approved Affiliate and the Borrower with OFT Guidelines;

      (15) the Borrower will procure that the Lender has access (for the purposes of review and, provided that the Lender has executed a confidentiality agreement mutually acceptable to the Lender and the Borrower, copying) to all correspondence between CMC and/or their solicitors and the OFT prior to the date of the CMC Restructuring Agreement and will procure that the Lender is promptly provided with copies of any OFT related correspondence sent or received on or after the date thereof provided that nothing in this or any other undertaking shall entitle the Lender to receive access to or copies of privileged correspondence between CMC, any Approved Affiliate and its or their respective counsel;

      (16) the Borrower shall procure that, upon reasonable request of the Lender, an opinion of counsel satisfactorily to the Lender is obtained, addressed to the Lender, in form and substance reasonably satisfactory to the Lender, such opinion to confirm that New Production Mortgage Loans comply in all material respects with all applicable laws and regulations, including without limitation, the OFT Guidelines and any undertaking in writing given by CMC, the Borrower or any Approved Affiliate to the OFT or, if, after discussions between the proposed counsel and the Lender, the Lender is satisfied (acting reasonably and in good faith) that there are justifiable legal reasons why such counsel is unable to provide the legal opinion sought, a memorandum prepared by counsel satisfactory to the Lender setting out why (and how) the New Production Loans comply (in all material respects) with the OFT Guidelines and any undertakings or agreements between CMC, CMS, and Approved Affiliates or the Borrower and the OFT;

      (17) the Borrower will procure that all Mortgage Files are delivered to Hayes Business Services Limited or such other storer as the Lender may have approved from time to time (subject always to clause 3.10(d) of the Debenture) as soon as reasonably practicable following receipt of the recorded deed and shall use reasonable endeavours to procure that the Lender has, upon 1 Business Day's notice, access to the offices of all Solicitors, Hayes Business Services Limited or other storage provider aforesaid) during normal business hours and shall procure that the Solicitors are instructed to allow the Lender to take possession of any Mortgage File in relation to any Mortgage Loan financed or to be financed hereunder; and

      (18) the Borrower shall deliver to the Lender as soon as the same are available, and in any event within one hundred and eighty (180) days after the end of each of its financial years a copy of its audited annual financial statements;

      (19) the Borrower shall provide the Lender promptly upon request with any information relating to it and/or its financial condition as the Lender may from time to time reasonably require in connection with this Agreement;

      (20) the Borrower shall ensure that each set of audited annual financial statements delivered pursuant to sub-clause (r) are prepared in accordance with generally accepted accounting principles and on the same basis every year and half year (save as may be required from time to time as a result of changes in law or regulation or generally accepted accounting principles);

      (21) each of the Borrower and CMC shall, promptly upon receipt of the same, deliver to the Lender a copy of any independent accountants' management letters received by it relating to it or any member of its group;

      (22)  the Borrower shall procure that:

            (1) (at the Lender's expense) the transfer of all Existing Mortgage Loans to it, pursuant to the Mortgage Transfer Agreement; and

            (2) (at the Borrower's expense) each transfer to it of any New Production Mortgage Loan financed hereunder,

            is registered at HM Land Registry or Registers of Scotland within three months from the date of application to the relevant registry, provided that breach by the Borrower of this provision in relation to any one or more Existing Mortgage Loans or New Production Mortgage Loans shall not constitute an Event of Default but shall entitle the Lender to require repayment of the Advance, or part thereof, (and all interest accrued thereon) which funded the acquisition of the relevant New Production Mortgage Loan or Existing Mortgage Loan against release by the Lender of the relevant Mortgage Loan from the security created by the Debenture;

      (23) the Borrower shall procure that where any retention is made in respect of a Mortgage Loan funded hereunder, the amount retained is, pending advance of the same against the relevant certificate (or other evidence) of completion of the relevant works, held either in the Borrower Funding Account or with the relevant Solicitor under the terms of the Initial Undertaking;

      (24) The Borrower shall deliver to the Lender the Underwriting Guidelines and the forms of Mortgage Deed within 5 Business Days of the date hereof.

16.2 The Borrower shall, within one week of any written request from the Lender requiring delivery to it of a solvency certificate in respect of any Approved Affiliate and/or CMC, procure the delivery of such solvency certificate or certificates to the Lender which shall:-

      (1) in the case of an Approved Affiliate each be in or substantially in the form set out in Schedule 2A; and

      (2) in the case of CMC each be in or substantially in the form set out in Schedule 2(B),

            and, in each case, duly executed by:-

      (3)   a director of the relevant company; and

      (4)   approved by the board of the relevant company,

      together with certified copies of supporting board minutes in form and substance satisfactory to the Lender, (and any undertakings or assurances referred to in the relevant solvency certificate), it being acknowledged that there is no limit on the number of requests which the Lender is entitled to make for delivery of solvency certificates in respect of any such company.

16.3 The Borrower undertakes and covenants with the Lender that it shall, within 30 days from the date hereof, enter into the Substitute Servicing Agreement provided that, the Borrower shall not be deemed to be in breach of the undertaking contained in this clause 16.3 in the event that the failure to enter into the Substitute Servicing Agreement is due solely to either:-

      (1) the refusal of any party ("Third Parties") other than the Borrower, CMS or CMC to enter into the Substitute Servicing Agreement (provided that the Borrower shall use reasonable endeavours to negotiate with Third Parties to obtain their agreement to enter into such agreement); or

      (2) the failure to obtain the consents and permissions referred to in, and in accordance with, Clause 16.8.

16.4 The Borrower shall, promptly upon request from the Lender (the Lender to cover the Borrower's out of pocket costs and expenses in respect thereof), send or procure that the Servicer sends a notice to the Mortgagor of each Existing Mortgage Loan and each New Production Mortgage Loan financed under this Agreement, in form and substance satisfactory to the Lender, informing such Mortgagors, inter alia, that all Mortgage Payments should, following the receipt by each relevant Mortgagor of such notice, be made to the credit of the Borrower Collection Account or such other account identified by the Lender in such request provided always that:-

      (1) until such time as the Lender takes any action, following the occurrence of any Event of Default under clause 17.1(i), (ii), (iii) or (iv); and

      (2) provided that no Event of Default has occurred which is subsisting unremedied (to the satisfaction of the Lender) or unwaived,

      the Lender shall be obliged, before making any such request, to notify the Borrower and CMC and to discuss the proposals with them, provided that the Lender's decision as to the service of such notice (or otherwise) shall be final and binding.

16.5 The Borrower shall, or shall procure that the Servicer shall, within 21 days of the advance of funds under each New Production Mortgage Loan in respect of which any Advance to originate or fund the purchase of such New Production Mortgage Loan is made, forward to the relevant Mortgagor a notice in the form set out in Schedule 3 to the Interim Servicing Agreement or, after execution thereof, the equivalent schedule in the Substitute Servicing Agreement.

16.6 Each of the Borrower and CMC shall, as soon as possible after the date hereof, take all reasonable steps and do all things necessary to procure (insofar as they can) that the CMC Collection Account (which is, at the date hereof, in the name of the Servicer) is transferred into the name of, and becomes an account of CMC so as to accord with the intention of, inter alia, CMC and the Servicer, it being acknowledged that the ability of CMC or the Borrower to do so is dependent upon the agreement of third parties.

16.7 Each of CMC and the Borrower shall take all necessary steps (including the obtaining of all relevant consents) so as to procure (in so far as they are able) that supplemental declarations of trust over the Securitisation Collection Accounts in favour of the Borrower (in respect of Existing Mortgage Loans and all New Production Mortgage Loans financed and to be financed at any time under this Agreement) are constituted and that any necessary amendments to existing Securitisation Collection Account Trusts and Securitisation Bank Agreements in order to effect the foregoing are made, all such matters to be approved by and in form and substance satisfactory to the Lender, it being acknowledged that the ability of CMC or the Borrower to do so is dependent upon the agreement of third parties.

16.8 CMC will cooperate with the Lender and use reasonable endeavours to negotiate with the relevant parties so that any intellectual property rights not owned by it but used by it or by the Servicer in connection with the performance of its or the Servicer's obligations under this Agreement or any other Transaction Document and in particular all software programs used in connection with the Mortgage Loans financed hereunder and their administration are, or are permitted to be charged, assigned by way of security, licensed or sub-licensed on a non-exclusive basis to the Borrower any Standby Servicer or substitute servicer and the Lender so as to permit the Borrower any Standby Servicer or substitute servicer and the Lender to use such intellectual property rights only in connection with the administration of the Mortgage Loans financed hereunder for so long as any of the Secured Sums (as defined in the Debenture) are paid in full. CMC will provide a report, upon the reasonable request of the Lender from time to time, on the steps that have been taken by CMC to obtain the consents and permissions referred to in this clause and shall provide to the Lender copies of all such consents and permissions upon receipt thereof by CMC.

16.9  In the event that:-

      (1) CMS ceases to be affiliated (within the meaning of clause 17.6) with CMC, any holding company or subsidiary of CMC; and

      (2) the Interim Servicing Agreement or, after execution of the same, the Substitute Servicing Agreement is terminated or becomes capable of being terminated (after expiration of any applicable grace periods), the Borrower shall procure that:-

            (1) a substitute servicer acceptable to the Lender is appointed, on terms and conditions acceptable and under documentation in form and substance satisfactory to the Lender (but which terms need be no more favourable to the Lender than those under the Substitute Servicing Agreement), as its agent to service the Existing Mortgage Loans and all New Production Mortgage Loans financed hereunder in place of the Servicer within 30 days of the occurrence of the event specified in (a) or (b) above; and

            (2) such substitute servicer assumes its obligations, with immediate effect, under the substitute servicing agreements within such 30 day period.

16.10 If the Lender waives (in whole or part) condition precedent 3.1(c) the Borrower shall provide evidence satisfactory to the Lender, within 14 days of the date hereof, that each of the Lender and the Borrower are named (whether through a generic endorsement or otherwise) as additional assureds in respect of their respective interests, and that the Borrower is named as loss payee on each Block Buildings Policy and each Block Life Policy (and any other block buildings or life policies held by CMC or any Approved Affiliate), in each case subject to breach of warranty and no liability for premia endorsement.

17. DEFAULT

17.1  In the event of:-

      (1) any default by the Borrower in the payment of any amount due for payment hereunder or under any Transaction Document within two Business Days after its due date; or

      (2)   the Borrower:-

            (1) failing to perform its obligations under clause 16.2 (but only in respect of a requirement to deliver a solvency certificate in respect of CMC), clause 16.3 or clause 16.9; or

            (2) failing to observe or perform any other covenants, obligations or agreements of the Borrower under this Agreement or any Transaction Document which, if (in the good faith opinion of the Lender) capable of remedy shall not have been remedied (to the satisfaction of the Lender) within ten Business Days of being required by the Lender to do so; or

      (3) any representation or warranty made or repeated by the Borrower under this Agreement (other than any representation or warranty made or deemed to be made pursuant to clause 14.3) or under any other Transaction Document or any representation and warranty made or repeated by CMC hereunder being or proving to be or have been untrue or incorrect or misleading in any material respect as at the date at which it was made or repeated, and in the case of any such breach which is (in the good faith opinion of the Lender) capable of remedy, the relevant breach not having been remedied within ten Business Days of the Lender requiring the Borrower or, as the case may be, CMC to do so; or

      (4) any default by CMC in the payment of any amount due for payment hereunder or under the Indemnity on the due date therefor; or

      (5) CMC failing to observe or perform any other covenant, obligation or agreement contained hereunder or in the Indemnity which, if (in the good faith opinion of the Lender) is capable of remedy has not been remedied (to the satisfaction of the Lender) within 10 Business Days of the Lender requiring CMC to do so; or

      (6) the Interim Servicing Agreement or, after execution of the same the Substitute Servicing Agreement being terminated, or becoming capable of being terminated (after expiration of any applicable grace periods) in accordance with its terms other than by reason of a Disposal that by its terms is conditional upon a release of servicing in respect of such Mortgage Loans; or

      (7) CMC or CMS failing to observe or perform any material covenant, obligation or agreement (including any obligation to make any payment) on its part to be observed or performed under any Transaction Document (other than, in the case of CMC, this Agreement or the Indemnity and, in the case of CMS the Interim Servicing Agreement and, after execution of the same, the Substitute Servicing Agreement) which if (in the good faith opinion of the Lender) capable of remedy shall not have been remedied (to the satisfaction of the Lender) within 10 Business Days (or such shorter or longer grace period as may apply in respect of the relevant breach under the relevant Transaction Document) of the Lender requiring remedy of the same; or

      (8) any representation or warranty made or repeated by CMC or CMS under any Transaction Document (other than, in the case of CMC, this Agreement and the Indemnity and in the case of CMS the Interim Servicing Agreement and, after execution of the same, the substitute Servicing Agreement) being or becoming untrue or misleading as of the date on which made or repeated and, in the case of any such breach which is (in the good faith opinion of the Lender) capable of remedy, the relevant breach not having been remedied to the satisfaction of the Lender within 10 Business Days (or such shorter or longer grace period as may apply in respect of the relevant breach under the relevant Transaction Document) of the Lender requiring CMC or CMS, as the case may be, to do so; or

      (9) the loss by CMC, the Borrower, CMS or any Approved Affiliate of its Consumer Credit Act Licence; or

      (10) an adverse determination being made by the OFT in respect of any Minded to Revoke Notice served by the OFT on any of CMC, the Borrower or any Approved Affiliate in respect of the Consumer Credit Act Licence of CMC, the Borrower or relevant Approved Affiliate irrespective of any right to appeal (or other right) which the Borrower, CMC or Approved Affiliate may have thereafter, a "determination" being the decision or determination made by the Director (as defined under the CCA) under section 34(3) CCA in respect of the relevant Minded to Revoke Notice; or

      (11) an injunction or interdict (which relates to its residential mortgage lending business including, without limitation, Mortgage Loans financed hereunder) being obtained by (or on behalf of) the OFT against CMC, the Borrower or any Approved Affiliate which remains in effect for more than 60 days;

      (12) an order being made or an effective resolution being passed for winding up of the Borrower, CMC or CMS; or

      (13) the Borrower, CMC or CMS ceasing or threatening to cease to carry on business or a substantial part of such business or stopping payment or threatening to stop payment of its debts or being or becoming unable to pay its debts within the meaning of Section 123(1)(a),
            (b), (c) or (d) of the Insolvency Act 1986, as that section may be amended, (or as the case may be any analogous provision under any applicable jurisdiction) or otherwise becoming unable to pay its debts as they fall due or the value of its assets falling to less than the amount of its liabilities (taking into account for both these purposes its contingent and prospective liabilities) or the Borrower, CMC or CMS otherwise becoming insolvent provided that for the purposes of determining whether, on any date by reference to which the same falls to be determined:-

            (1) CMC is unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986; or

            (2) the value of CMC's assets are less than its liabilities (taking into account its contingent and prospective liabilities); or

            (3) (to the extent relevant to the test) CMC is otherwise insolvent,

            the Parent Indebtedness (as defined in Event of Default (q)) shall be excluded;

      (14) proceedings being initiated against the Borrower, CMC or CMS under any applicable liquidation, insolvency, composition, reorganisation (other than a reorganisation the terms of which have been approved by the Lender and where the Borrower, CMC or CMS is solvent) or other similar laws, or a petition for an administration order being presented against the Borrower, CMC or CMS or an administrative or other receiver, administrator or other similar official in any applicable jurisdiction being appointed in relation to the Borrower, CMC or CMS or in relation to the whole or any substantial part of the undertaking of or assets of the Borrower, CMC or CMS or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Borrower, CMC or CMS or a distress, diligence or execution or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Borrower, CMC or CMS or the Borrower, CMC or CMS initiating or consenting to judicial proceedings relating to itself under any applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally; or

      (15) any material adverse change in the condition (financial, business, prospects or otherwise) of any of the Borrower or CMC occurring, which, in the reasonable judgment of the Lender is reasonably likely to hinder or prevent the Borrower or CMC, as the case may be, from performing its respective material obligations under any Transaction Document or is likely to adversely affect the value (to the Lender) of its security whether by adversely affecting the value of such security, the prospects of a sale thereof or otherwise; or

      (16) any Indebtedness of the Borrower or CMC in the aggregate in excess of (pound)300,000 becoming due prior to its due date; or

      (17) Cityscape or Cityscape Financial Corporation failing to observe or taking any steps to amend or revoke in a manner adverse to CMC the undertakings given in a letter dated 15 January 1998 to CMC, in respect of the indebtedness outstanding and payable by CMC to Cityscape or Cityscape Financial Corporation (the "Parent Indebtedness") or any steps being taken to demand or enforce payment of all or any part of the Parent Indebtedness by any person entitled to do so,

      (each of the foregoing an "Event of Default"), the Lender may, for so long as such event is continuing unwaived by the Lender do each or any of the following:

            (1) declare, by notice in writing to the Borrower, any undrawn portion of the Revolving Commitment or any of it to be no longer available to the Borrower; and/or

            (2) declare, by written notice to the Borrower, all Advances outstanding together with all interest accrued thereon and all other sums then due and outstanding hereunder from the Borrower to be immediately due and payable, whereupon the same shall become immediately due and payable; and/or

            (3)   enforce all or any of its security under the Security
                  Documents,

      whereupon the Lender shall cease to be obliged to make Advances hereunder.

17.2 If any Advance shall be declared immediately due and payable as aforesaid, the Borrower shall pay to the Lender such amount as the Lender certifies to be necessary to compensate it for any loss incurred (excluding loss of Margin) or to be incurred on account of deposits acquired or arranged in order to fund such Advances as a consequence of such Event of Default.

17.3 The rights conferred on the Lender pursuant to this clause 17 shall be in addition to whatever rights the Lender may have both at law and in equity.

17.4 The Lender may waive any default by the Borrower in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

17.5 The Borrower agrees to indemnify and keep indemnified the Lender from and against any loss, cost (including any cost of enforcement), liability (including any tax liability), claim or damage which the Lender incurs or suffers as a consequence of the occurrence of any Event of Default and the indemnity may, without limiting the Lender's rights, be claimed as a debt or liquidated demand.

17.6 With effect from the date upon which CMS ceases to be affiliated with CMC, any holding company or subsidiary of CMC, no event which would constitute an Event of Default under clause 17 in respect of CMS alone (other than a breach of clause 16.9) shall, from that date, be capable of constituting an Event of Default hereunder and, for such purpose, CMS shall be deemed to be affiliated with any such company until such time as no such company holds, directly or indirectly, any shares (or other controlling interests) in it.

17.7 The Lender acknowledges that the existence of the marketing arrangements between, inter alia, CMC and the Lender in existence at the date hereof shall not constitute any breach of Clause 17.1(m) as at the date hereof.

18. DEFAULT INTEREST

18.1 If any sum due and payable by the Borrower hereunder is not paid on the due date therefor or if any sum due and payable by the Borrower under any judgement or decree of any court in connection herewith is not paid on the date of such judgement or decree, the period beginning on such due date or, as the case may be, the date of such judgement or decree and ending on the date upon which the obligation of the Borrower to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "unpaid sum") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this clause 18) be selected by the Lender.

18.2 During each such period relating thereto as is mentioned in clause 18.1 an unpaid sum shall bear interest at the rate per annum which is the sum from time to time of one per cent and the Margin in respect thereof at such time and LIBOR on the first day of the relevant period provided that:

      (1) if, for any such period, LIBOR cannot be determined, the rate of interest applicable to such unpaid sum shall be the rate per annum which is the sum of one per cent and the Margin in respect thereof at such time and the rate per annum determined by the Lender to be equal to the rate which express as a percentage rate per annum equals the cost to it of funding such unpaid sum for such period from whatever sources it may select; and

      (2) if such unpaid sum is all or part of an Advance which became due and payable on a day other than the Repayment Date therefor, the first such period applicable thereto shall be of a duration equal to the unexpired portion of that Term and the rate of interest applicable thereto from time to time during such period shall be that which exceeds by one per cent the rate which would have been applicable to it had it not so fallen due.

18.3 Any interest which shall have accrued under clause 18 in respect of an unpaid sum shall be due and payable and shall be paid by the Borrower at the end of the period by reference to which it is calculated or on such other dates as the Lender may specify by written notice to the Borrower.

19. CURRENCY OF ACCOUNT

19.1 Sterling is the currency of account and payment for each and every sum at any time due from the Borrower hereunder provided that each payment in respect of costs and expenses shall be made in the currency in which the same were incurred.

19.2 If any sum due from the Borrower under this Agreement or any order or judgement given or made in relation hereto has to be converted from the currency (the "first currency") in which the same is payable hereunder or under such order, decree or judgement into another currency (the "second currency") for the purpose of (a) making or filing a claim or proof against the Borrower, (b) obtaining an order, decree or judgement in any court or other tribunal or (c) enforcing any order, decree or judgement given or made in relation hereto, the Borrower shall indemnify and hold harmless each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgement, decree, claim or proof.

20. SET-OFF

20.1 The Borrower authorises the Lender to apply any credit balance to which the Borrower is entitled on any account of the Borrower with the Lender in satisfaction of any sum due and payable from the Borrower to the Lender hereunder but unpaid.

20.2 All payments required to be made by the Borrower hereunder shall be calculated without reference to any set-off, deduction or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off, deduction or counterclaim.

21. CALCULATION OF INTEREST

      Interest shall accrue from day to day and shall be calculated on the basis of a year of 365 days and the actual number of days elapsed.

22. COSTS AND EXPENSES

22.1 The Borrower shall, save where expressed to the contrary in any other Transaction Document, from time to time on demand of the Lender, reimburse the Lender for all reasonable costs and expenses (including legal fees) together with any VAT thereon (including the legal expenses referred to in the Fee Letter) incurred by it in connection with the negotiation, preparation and execution of this Agreement, the Transaction Documents and the completion of the transactions pursuant to this Agreement or the Transaction Documents or in connection with the preservation and/or enforcement of any of the rights of the Lender under this Agreement and the Transaction Documents.

22.2 The Borrower shall pay all stamp, registration and similar taxes to which this Agreement or any judgement or decree given in connection herewith is or at any time may be subject (including in relation to the perfection of security granted by the Security Documents) and shall, from time to time on demand of the Lender, indemnify the Lender against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

22.3 The Borrower shall, from time to time on demand of the Lender compensate the Lender at such daily and/or hourly rates as the Lender shall from time to time reasonably determine for the time and expenditure, all costs and expenses (including telephone, fax, copying, travel and personnel costs) incurred by the Lender in connection with its taking such action as it may deem appropriate or in complying with any request by the Borrower in connection with (a) the granting or proposed granting of any waiver or consent requested hereunder by the Borrower; (b) any actual, potential or reasonably suspected breach by the Borrower of its obligations hereunder;
      (c) the occurrence of any event which is an Event of Default or a Potential Event of Default; or (d) any amendment or proposed amendment hereto requested by the Borrower.

23. RELEASE FEES

      The Borrower shall pay a fee to the Lender with respect to each Mortgage Loan financed under this Agreement in an amount equal to 1.0% of the unpaid principal balance of such Mortgage Loan as of the Interest Payment Date immediately preceding the date on which such Mortgage Loan is released from the Debenture for any reason, whether due to a sale or other disposition of the Mortgage Loan by the Borrower, CMC or the Lender (including pursuant to liquidation following enforcement of the Lender's remedies thereunder), prepayment, repayment or otherwise. The fee payable under this clause with respect to any Mortgage Loan shall be due and payable on the date of the relevant release from the Debenture.

24. REMEDIES AND WAIVERS

      No failure to exercise, nor any delay in exercising, on the part of the Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

25. CONFIDENTIALITY

      The Borrower shall not, without the prior written consent of the Lender, disclose to any person the existence or any details concerning the Transaction Documents except to the extent such disclosure is contemplated in any Transaction Document, or is required pursuant to the application of any applicable law or an order of a court of competent jurisdiction, or is made to the Borrower's auditors or other professional advisors who are subject to confidentiality restrictions imposed by a professional body which are substantially similar to those set forth above.

26. NOTICES

26.1 Addresses

      Any notice or other communication or document to be made or delivered under this Agreement shall be made or delivered by fax or otherwise in writing. Each notice, communication or other document to be delivered to any party to this Agreement shall

      (unless that other person has by fifteen days' written notice to the other party specified another address or fax number) be made or delivered to that person at the address(es) or fax number (if any) set out below:-

      (a) in the case of the Lender to their branch office in the United Kingdom, facsimile number: 0171 375 5510, attention Jeff Beckwith with a simultaneous copy to the office of the General Counsel located at 600 Steamboat Road, Greenwich, Connecticut 06830, USA, facsimile number: 001 203 629 4571, attention
            General Counsel;

      (b) in the case of the Borrower, to its offices at Cityscape House, Croxley Business Park, Watford WD1 8YF, facsimile number: 01923 426456, attention Company Secretary;

      (c) in the case of CMC, to its offices at Cityscape House, Croxley Business Park, Watford, WD1 8YF, facsimile number: 01923 426456, attention Company Secretary.

26.2 Deemed Delivery

      Any notice, communication or document to be delivered to any person shall be deemed to have been delivered:-

      (1)   in the case of personal delivery, at the time of such delivery;

      (2) in the case of delivery by post, on the business day following the day on which it was posted and in proving such delivery it shall be sufficient to prove that the relevant notice, communication or document was properly addressed, stamped and posted (by airmail, if to another country) in the United Kingdom or, in the case of service to or from an address outside the United Kingdom at 9.00 a.m. on the fourth day following the day on which it was posted;

      (3) in the case of any notice or other communication by fax, (a) on the business day the same was transmitted so long as there is evidence that such fax message was received prior to 5.00 p.m. local time of the recipient on such day and such day is a business day for the recipient, otherwise (b) on the business day following the day on which it was transmitted and, in either case, in proving such delivery it shall be sufficient to prove that the whole of the fax message was received on any fax machine of the recipient and that there was no evidence that such transmission had been interrupted.

27. SEVERABILITY

      If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:-

      (1) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

      (2) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

28. WAIVER

      The Lender confirms that, as at the date hereof, it has no actual knowledge of any breach by the Borrower of any representation and warranty under clause 14.3(A) relating to any Existing Mortgage Loan other than those relating to the OFT Affected Loans subject to the waiver under Clause 3.3 of the Mortgage Transfer Agreement.

29. ASSIGNMENT

29.1 The Lender may at any time:-

      (1) sub-participate all or any part of its rights or benefits under this Agreement; and

      (2) assign or transfer all or any part of its rights or benefits under this Agreement provided that:-

            (1) if such assignment or transfer is to any person other than a subsidiary, holding company of or other member of the Lender's group such assignment or transfer shall require the prior consent of the Borrower (such consent not to be unreasonably withheld); and

            (2) if, at the time and as a result of any proposed transfer or assignment, the Borrower would incur any increased cost or be liable to make payments in excess of those required to be made hereunder immediately prior thereto (other than any minimum liquid asset costs) such assignment or transfer is on terms that the Borrower is not and will not be liable for any such increased cost or liability.

29.2 The Borrower shall not be entitled to assign, transfer or otherwise dispose of all or any of its rights or benefits under this Agreement without the prior written consent of the Lender.

29.3 The Lender may disclose to a proposed assignee, transferee or sub-participant information in its possession relating to the provisions of this Agreement and the Transaction Documents which it considers necessary or desirable to disclose for the purposes of the proposed assignment, transfer or sub-participation, notwithstanding the provisions of clause 24 (Confidentiality).

29.4 This Agreement shall bind and inure to the benefit of and be enforceable by the Lender and its respective successors, transferees and assigns and references to the Lender shall be deemed to include references to each of the foregoing.

30. RESTRUCTURING AGREEMENT

      Save as regards clause 12 (exclusivity) of the Restructuring Agreement (which shall remain in full force and effect) the Restructuring Agreement shall, with effect from the date hereof, cease to have effect.

31. FURTHER ASSURANCE

      The Borrower shall, from time to time on being required to do so by the Lender, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Lender as the Lender may consider necessary for giving full effect to this Agreement and the Transaction Documents and securing to the Lender the full benefit of the rights, powers and remedies conferred upon the Lender in this Agreement or any Transaction Documents.

32. GOVERNING LAW

      The Agreement shall be governed by and construed in accordance with the laws of England (other than any terms hereof particular to the laws of Scotland which shall be construed in accordance therewith) and the parties hereto hereby submit to the jurisdiction of the courts of England and Wales.

IN WITNESS WHEREOF, this Agreement is duly executed the date and year first above written.

 ................................
for and on behalf of
MORTGAGE MANAGEMENT LIMITED

Witness.........................

Occupation......................

Address.........................

 ................................

 ................................

 ................................
for and on behalf of GREENWICH

INTERNATIONAL, LTD.

Witness...............................


Occupation............................


Address...............................


 ......................................


 ......................................



 ......................................
for and on behalf of CITY MORTGAGE
CORPORATION LIMITED


Witness...............................


Occupation............................


Address...............................


 ......................................


 ......................................

                                   SCHEDULE 1

                            FORM OF DRAWDOWN REQUEST
                                (INITIAL ADVANCE)


                                                      Date: 27 February 1998

To:   Greenwich International, Ltd.
      1 Jermyn Street
      7th Floor
      London
      SW1Y 4UH


Dear Sirs,

We hereby request that you finance the purchase of the Mortgage Loans set forth in the Mortgage Transfer Agreement of even date (the "Mortgage Loans") pursuant to the terms of the Loan Facility Agreement (as amended and supplemented from time to time; "the Agreement") dated February 27, 1998, between Greenwich International, Ltd. as Lender, Mortgage Management Limited, as Borrower and City Mortgage Corporation Limited.

The Mortgage Loans and Collateral Security relating thereto will be transferred to the Borrower pursuant to the Mortgage Transfer Agreement today. In accordance with the Agreement, we hereby deliver a data tape in computer-readable form in respect of the Mortgage Loans as required under the terms of the Agreement.

The undersigned hereby certifies to the Lender on behalf of the Borrower that all conditions precedent to the making of the Initial Advance contained in
Section 4.1 of the Agreement have been satisfied on or prior to the date hereof.

Yours faithfully


 ....................................
MORTGAGE MANAGEMENT LIMITED

                            FORM OF DRAWDOWN REQUEST
                              (REVOLVING ADVANCES)

                                                          Date:               19

To:   Greenwich International, Ltd.
      1 Jermyn Street
      7th Floor
      London
      SW1Y 4UH


Dear Sirs,

We hereby request that you finance the origination of the Mortgage Loans set forth in the Preliminary Mortgage Loan Schedule attached hereto ("the Mortgage Loans") pursuant to the terms of the Loan Facility Agreement (as amended and supplemented from time to time; "the Agreement") dated February [ ], 1998, between Greenwich International, Ltd. as Lender, Mortgage Management Limited, as Borrower and City Mortgage Corporation Limited. The undersigned hereby certifies that the Advance Date Principal Balance of such Mortgage Loans is (pound)[ ]. The proposed closing date on which funds in respect of which the Advance is requested hereby will be advanced to the relevant Solicitors (for advance to relevant Mortgagors) (the "Advance Date").

The Mortgage Loans and Collateral Security relating thereto will be transferred to the Borrower by [City Mortgage Corporation Limited/name of Approved Affiliate (as approved by you) on the Advance Date or, if later, the date on which the funds under the relevant Mortgage Loan are advanced to the Mortgagor and the Mortgage completed. In accordance with the Agreement, we hereby deliver and Initial Undertaking in the prescribed format in relation to the Mortgage Loans and we confirm that we have, on or before the date hereof, delivered a data tape in computer-readable form in respect of the Mortgage Loans as required under the terms of the Agreement.

We hereby confirm and undertake to procure that at the time of the relevant advance each of the Mortgaged Properties will be insured against fire and all other perils as would be insured against in a home owners comprehensive risk policy.

The undersigned hereby certifies to the Lender on behalf of the Borrower that all conditions precedent to the making of Advances contained in Section 4.2 of the Agreement have been satisfied on or prior to the date hereof.

Yours faithfully


 ..................................
Director:   MORTGAGE MANAGEMENT LIMITED

                                 Mortgage Loans


                    Mortgage Loan     Title Number       Address of
Borrower            Number                               Property

                                   SCHEDULE 2A

                          FORMS OF SOLVENCY CERTIFICATE

                                   SCHEDULE 2B

                                   SCHEDULE 3

                             MORTGAGE LOAN DOCUMENTS

33. Mortgage Deed (incorporating Mortgage Conditions) (and in the case of loans regulated by the Consumer Credit Act, the relevant Consumer Credit Agreement)

34.   Mortgage Offer (with relevant Customer Care Booklet if such is required)

35.   Solicitor's Certificate of Title

36. Postponement Agreement from occupants of the relevant Mortgaged Property where appropriate or MHA Documentation (if relevant)

37. Copy Notice to Lessor of Charge over Lease (in the case of leasehold property) where required

38.   Copy Notice to Mortgagor of Transfer of Mortgage

39. Title deeds (so far as the same are relevant), searches (other than local authority searches) and enquiries relating to the relevant Mortgaged Property and in the case of property being purchased the transfer or conveyance to the relevant Mortgagor

40. Where applicable Form 53 or vacating receipt or deed of release in relation to all existing encumbrances affecting the relevant Mortgaged Property at the time of the making of the relevant advance save for those encumbrances which, in accordance with the relevant Originator's instructions, are not to be released

41.   Valuer's Report

42.   Copy NHBC Insurance Policies and Notices or like documents (if relevant)

                             SCHEDULE OF AGREEMENTS


Proceeds Agreement

Origination and Transfer Agreement

Debenture Creating a Floating Charge

Postponed to All Other Security Interests

Bank Account Assignment

Charge of Shares

CMC Charge

                                                                  EXECUTION COPY

                               PROCEEDS AGREEMENT

                                     between

                           MORTGAGE MANAGEMENT LIMITED

                                       and

                          GREENWICH INTERNATIONAL, LTD.

                                       and

                        CITY MORTGAGE CORPORATION LIMITED

                                       and

                         CITY MORTGAGE SERVICING LIMITED

                                       and

                         CITY MORTGAGE FUNDING 1 LIMITED

                                 SIDLEY & AUSTIN
                                 Royal Exchange
                                 London EC3V 3LE
                               Tel: 0171-360 3600
                               Fax: 0171-626 7937

                               Ref:JCW/13568/30020

                                    CONTENTS


Clause                                                              Page No.

1.    INTERPRETATION......................................................  2

2.    ACCOUNTS............................................................  12

3.    PAYMENT OF PROCEEDS.................................................  13

4.    CALCULATIONS........................................................  16

5.    RELEASES AND AGENCY.................................................  17

6.    APPLICATION OF PROCEEDS PRIOR TO AN EVENT OF DEFAULT................  19

7.    APPLICATION  FOLLOWING  AN EVENT OF DEFAULT BUT PRIOR TO
      ACCELERATION OR ENFORCEMENT.........................................  24

8.    APPLICATION FOLLOWING ACCELERATION OR ENFORCEMENT...................  25

9.    CMR6 SECURITISATION RESIDUALS.......................................  26

10.   RELEASED PROCEEDS...................................................  27

11.   PAYMENTS TO LENDER..................................................  27

12.   REPRESENTATIONS AND WARRANTIES......................................  27

13.   COSTS AND EXPENSES..................................................  29

14.   REMEDIES AND WAIVERS................................................  29

15.   CONFIDENTIALITY.....................................................  29

16.   NOTICES.............................................................  30

17.   SEVERABILITY........................................................  31

18.   ASSIGNMENT..........................................................  31

19.   ACCESSION...........................................................  31

20.   GOVERNING LAW.......................................................  32

THIS AGREEMENT is made on      February 1998 between:

(1) MORTGAGE MANAGEMENT LIMITED, a company incorporated under the laws of England and Wales, registered number 200263 whose registered office is at Harcourt House, 19 Cavendish Street, London, W1A 2AW (the "Borrower"); and

(2) GREENWICH INTERNATIONAL LTD., a company incorporated under the laws of Bermuda, whose registered office is at Cedar House, 41 Cedar Avenue, Hamilton, Bermuda and whose United Kingdom branch office is at 1 Jermyn Street, 9th Floor, London SW1Y 4UA (the "Lender"); and

(3) CITY MORTGAGE CORPORATION LIMITED, a company incorporated under the laws of England and Wales, registered number 3043775 whose registered office is at Harcourt House, 19 Cavendish Street, London, W1A 2AW (the "CMC"); and

(4) CITY MORTGAGE FUNDING 1 LIMITED, a company incorporated under the laws of England and Wales, registered number 3299937 whose registered office is at Cityscape House, Croxley Business Park, Watford WD1 8YF ("CMF"); and

(5) CITY MORTGAGE SERVICING LIMITED, a company incorporated under the laws of England and Wales, registered number 3043775 whose registered office is at Harcourt House, 19 Cavendish Square, London W1A 2AW (the "Servicer" which term where the context permits shall include any substitute servicer, including the Standby Servicer).

WHEREAS:-

(1) CMC and the Lender have entered into the Mortgage Loan Purchase Agreement and the Commitment Letter pursuant to which Mortgage Loans may be sold by CMC and its Originating Subsidiaries to the Lender.

(2) CMC and CMF have entered into the Origination and Purchase Agreement and CMF and the Lender have entered into the Supplemental Agreement pursuant to which Mortgage Loans may, in lieu of being sold by CMC and its Originating Subsidiaries to the Lender under the Mortgage Loan Purchase Agreement and Commitment Letter, be sold by CMC and its Originating Subsidiaries to CMF and, immediately thereafter, by CMF to the Lender.

(3) Certain of the Mortgage Loans sold to the Lender pursuant to the foregoing agreements have been subsequently securitised under the Securitisations.

(4) Pursuant to a letter dated 25 February 1998 the Lender issued a letter stating that it terminated its obligation to purchase Mortgage Loans under the Commitment Letter and the Mortgage Loan Purchase Agreement.

(5) CMC, CMS and the Lender have agreed to provide the financing arrangements relating to the Existing Mortgage Loans and the New Production Mortgage Loans and as part of those arrangements the Lender has agreed to make available the Facility to the Borrower on the terms and subject to the conditions of the Loan Facility Agreement so as to enable the Borrower to purchase the Existing Mortgage Loans and to finance the purchase by the Borrower of New Production Mortgage Loans.

(6) The Borrower has agreed to secure its obligations under, inter alia, the Loan Facility Agreement pursuant to the Debenture and the Borrower Account Assignments.

(8) CMC has agreed to indemnify the Lender in respect of, inter alia, the obligations of the Borrower under the Loan Facility Agreement and has agreed to secure its obligations under such indemnity and under the other Transaction Documents pursuant to the CMC Charge, the CMC Floating Charge, the CMC Proceeds Account Assignment, the Borrower Share Charge and the CMS Share Charge.

(9) The parties hereto wish to enter into this Agreement to regulate the manner in which disposals of Existing Mortgage Loans and New Production Mortgage Loans financed under the Loan Facility Agreement and Securitisation Residuals will be effected and the manner in which Securitisation Residual Proceeds, Mortgage Loan Proceeds, Securitisation Residual Receipts and all interest, principal and other amounts received or recovered under or in respect of Existing Mortgage Loans and New Production Mortgage Loans financed under the Loan Facility Agreement will be distributed amongst themselves.

1.  INTERPRETATION

1.1  Definitions

      In this Agreement (including the recitals hereto) capitalised terms defined in the Loan Facility Agreement shall have the same meanings herein and the following terms shall have the respective meanings set forth below:-

      "Acceleration" means any acceleration of the Advances under the Loan Facility Agreement following the occurrence of an Event of Default thereunder.

      "Account Bank" means National Westminster Bank Plc or such other bank or financial institution as may be substituted as account bank pursuant to one or more the of Securitisations.

      "Agreement" means this Proceeds Agreement, including all schedules and annexures hereto, which expression shall include the same as varied, supplemented, re-stated, extended or replaced from time to time.

      "basis point" means one hundredth of one per. cent (1/100th of 1%).

      "Borrower Account Assignments" means the Borrower Funding Account Assignment and the Borrower Collection Account Assignment.

      "Borrower Entitlement" means, on each Interest Payment Date, an amount equal to all amounts credited to Borrower Collection Account (before application on the Relevant Interest Payment Date) which represent Mortgage Loan Interest (as determined under Clause 4.2) multiplied by one basis point.

      "Breached Mortgage Loan" means any Existing Mortgage Loan or New Production Mortgage Loan financed under the Loan Facility Agreement in respect of which the Lender has determined in its sole good faith judgment, that there exists a subsisting breach of a representation or warranty under Clause 14.3 of the Loan Facility Agreement in respect of which either:-

      (a) the provisions of Clause 15.3(b) of the Loan Facility Agreement apply; or

      (b)   the provisions of Clause 15.4 of the Loan Facility Agreement apply.

      "Business Day" means a day (other than a Saturday or Sunday) on which banks are generally open for business in London and New York.

      "CMR1 Securitisation" means the Securitisation in respect of which the Issuer is City Mortgage Receivables 1 Plc.

      "CMR2 Securitisation" means the Securitisation in respect of which the Issuer is City Mortgage Receivables 2 Plc.

      "CMR3 Securitisation" means the Securitisation in respect of which the Issuer is City Mortgage Receivables 3 Plc.

      "CMR4 Securitisation" means the Securitisation in respect of which the Issuer is City Mortgage Receivables 4 Plc.

      "CMR5 Securitisation" means the Securitisation in respect of which the Issuer is City Mortgage Receivables 5 Plc.

      "CMR6 Securitisation" means the Securitisation in respect of which the Issuer is City Mortgage Receivables 6 Plc.

      "Collateral Value" means, on any date on which the same falls to be determined, the sum of:

            (a) the fair market value of all Securitisation Residuals as determined solely by the Lender (acting in good faith) calculated for the most recent Interest Payment Date, taking into account the data available to the Lender as of such calculation date adjusted to reflect the release of any Securitisation Residuals from the CMC Charge or the Debenture since such date of calculation; and

            (b) the Loan Value.

      "Collateral Value Ratio" means, on any day on which the same falls to be determined, the ratio (expressed as a percentage) of all Advances outstanding under the Loan Facility Agreement to Collateral Value.

      "Collection Period" means the calendar month immediately prior to the calendar month in which the relevant Interest Payment Date falls.

      "Determination Date" means the last day of each Collection Period.

      "Disposal" means:

            (a) in respect of any Securitisation Residuals the sale or other disposition of all or any part thereof by CMC, the Borrower or the Lender as mortgagee or heritable creditor and which, in the case of a sale or other disposition prior to an Acceleration or Enforcement complies with the provisions of clause 6.7; and

            (b) in the case of any Existing Mortgage Loan or any New Production Mortgage Loan which, in either case, is, immediately prior to the relevant sale or other disposition, financed under the Loan Facility Agreement the sale or other disposition (whether through a securitisation, whole loan sale or otherwise), by the Borrower or the Lender as mortgagee or heritable creditor, whether such sale or other disposition is of both the legal and equitable title or whether the sale or other disposition is merely of the equitable or other beneficial interest.

      "Distribution Date" means any date (other than an Interest Payment Date or a Late Interest Payment Distribution Date) on which any Proceeds fall to be distributed under clause 6 or clause 7 of this Agreement being any Business Day nominated by either the Lender or the Borrower, acting reasonably, provided that no less than two Business Days prior written notice of such nomination shall have been given by the Lender or, as the case may be, the Borrower to each of the Borrower, the Lender and the Servicer.

      "Enforcement" means any enforcement by the Lender of any of its security under any Security Document irrespective of whether, at that time, an Acceleration shall have occurred.

      "Enforcement Expenses" shall have the meaning attributed to it in the Interim Servicing Agreement and, after execution of the same, the Substitute Servicing Agreement.

      "Existing Mortgage Loans" means those Mortgage Loans to be purchased by the Borrower from, inter alia, the Lender and CMF pursuant to the terms of the Mortgage Transfer Agreement.

      "First Mortgage Payment" means, in respect of any Existing Mortgage Loan or New Production Mortgage Loan financed under the Loan Facility Agreement, the first payment of principal and/or interest due from the relevant Mortgagor thereunder.

      "Insurance Premia" means, in respect of any Existing Mortgage Loan and any New Production Mortgage Loan financed under the Loan Facility Agreement, any payment or other recovery of amounts representing any insurance premium payable by the relevant Mortgagor, including, without limitation those in respect of any relevant Buildings Policy, which is received or recovered by or on behalf of the Borrower.

      "Insurance Proceeds" means all insurance proceeds paid by any insurer, including without limitation, under or in respect of any Buildings Policy in relation to any Existing Mortgage Loan and any New Production Mortgage Loan financed under the Loan Facility Agreement.

      "Issuers" means each of City Mortgage Receivables 1 Plc (Company No. 3126751), City Mortgage Receivables 2 Plc (Company No. 3245450), City Mortgage Receivables 3 Plc (Company No. 3245445), City Mortgage Receivables 4 Plc (Company No. 3246090), City Mortgage Receivables 5 Plc (Company No. 3304205) and City Mortgage Receivables 6 Plc (Company No. 3328209).

      "Junior Mortgage Loan" means any Existing Mortgage Loan and New Production Mortgage Loan financed under the Loan Facility Agreement which is secured other than by way of first ranking legal mortgage or first ranking Standard Security.

      "Late Interest Payment Distribution Date" means, in relation to any Interest Payment Date, the first Business Day following such Interest Payment Date by which the Lender shall have agreed the determinations of the Servicer under clause 4.2(a) and the computations of Collateral Value and Loan Value in accordance with clauses 4.2(d) and 4.1(e).

      "Loan Value" means, on any date for which the same falls to be determined, the aggregate value of:

            (a)   the Existing Mortgage Loans;

            (b) all New Production Mortgage Loans financed under the Loan Facility Agreement; and

            (c)   all Pending Mortgage Loans,

      the value of each such Existing Mortgage Loan and New Production Mortgage Loan for such purpose being the unpaid principal balance (but excluding capitalised interest, fees, charges and penalties) of such Mortgage Loan as at the Relevant Date multiplied by the applicable percentage set out below (the date by reference to which each such Mortgage Loan is categorised as being of a type set out below being the Relevant Date) and the value of each Pending Mortgage Loan for such purpose being the amount which would, if the same were completed on the relevant Interest Payment Date or Distribution Date, be the unpaid principal balance (excluding capitalised interest, fees, charges and penalties) thereof on such date multiplied by the percentage for a Performing Senior Mortgage Loan or Performing Junior Mortgage Loan, as applicable, set out below:-

      Performing Senior Mortgage Loan             100%

      Performing Junior Mortgage Loan              95%

      Nonperforming Senior Mortgage Loan           70%

      Nonperforming Junior Mortgage Loan           30%

      First Pay Default Mortgage Loan               0%

      Breached Mortgage Loan                        0%,

      "Relevant Date" for such purpose being:

            (a) where Loan Value falls to be determined for any Interest Payment Date, the immediately preceding Determination Date; and

            (b) where Loan Value falls to be determined for any Distribution Date other than an Interest Payment Date (which includes for such purpose a Late Interest Payment Distribution Date), the immediately preceding Interest Payment Date for which Loan Value has been determined under this Agreement,

      Provided always that where Loan Value falls to be determined for any Distribution Date which is not an Interest Payment Date, Loan Value shall be adjusted so as to reflect any disposals of such Mortgage Loans since the immediately preceding Interest Payment Date.

      "Loan Value Ratio" means, on any day on which the same falls to be determined, the ratio (expressed as a percentage) of all Advances outstanding under the Loan Facility Agreement to Loan Value.

      "Monthly Payment" means in respect of any Existing Mortgage Loan or New Production Mortgage Loan financed under the Loan Facility Agreement, the monthly payment due and payable by the relevant Mortgagor on the relevant Monthly Payment Date.

      "Monthly Payment Date" means, in respect of each Existing Mortgage Loan and each New Production Mortgage Loan financed under the Loan Facility Agreement, the day in each month on which the relevant Mortgagor is obliged to make his or her monthly payment of interest and where applicable, principal.

      "Mortgage Loan Interest" means, with respect to any Existing Mortgage Loan and any New Production Mortgage Loan financed under the Loan Facility Agreement, any payment or other recovery of interest (which shall include all interest payable under the relevant Mortgage Loan including default interest and any other redemption charges) under or in respect of such Mortgage Loan, which is received or recovered by or on behalf of the Borrower.

      "Mortgage Loan Proceeds" means, in respect of Existing Mortgage Loans and New Production Mortgage Loans financed under the Loan Facility Agreement, the aggregate amount of:-

            (a) all cash consideration received by or on behalf of the Borrower or the Lender by or on behalf of the Borrower or as mortgagee upon or as a result of the Disposal of some or all of such Existing Mortgage Loans or New Production Mortgage Loans; and

            (b) any non-refundable deposit or other advance payment paid to or for the account of the Borrower or the Lender as mortgagee by any person acquiring or proposing to acquire all or any of such Existing Mortgage Loans or New Production Mortgage Loans under a contract or offer to purchase or otherwise acquire the same which has been withdrawn, terminated, cancelled or has lapsed, irrespective of whether the same shall become due upon or at any time after the relevant Disposal.

      "New Production Mortgage Loans" means Mortgage Loans originated by CMC and any of its Approved Affiliates on or after the date hereof.

      "Nonperforming Junior Mortgage Loan" means a Junior Mortgage Loan which is also a Nonperforming Mortgage Loan.

      "Nonperforming Mortgage Loan" means, on any date, any Existing Mortgage Loan or New Production Mortgage Loan financed under the Loan Facility Agreement in respect of which all or any part of a Monthly Payment remains 30 days or more past its due date but which is not a First Pay Default Mortgage Loan.

      "Nonperforming Senior Mortgage Loan" means each Existing Mortgage Loan and New Production Mortgage Loan financed under the Facility Agreement which:

            (a)   is a Nonperforming Mortgage Loan; and

            (b)   which is not a Junior Mortgage Loan.

      "Pending Mortgage Loan" means, on any date, each mortgage loan which any Originator has agreed to advance to a Mortgagor but which has not, at the relevant date, been advanced and in respect of which:-

            (a) the Lender has made an Advance under the Loan Facility Agreement; and

            (b) the Advance so made has been credited to, and remains deposited in, the Borrower Funding Account or has been transmitted to and remains with solicitors.

      "Performing Junior Mortgage Loan" means a Junior Mortgage Loan which is not a Nonperforming Mortgage Loan.

      "Performing Senior Mortgage Loan" means each Existing Mortgage Loan and New Production Mortgage Loan financed under the Loan Facility Agreement which:-

            (a) is secured by way of first ranking legal mortgage or first ranking Standard Security; and

            (b)   is not a Non-performing Mortgage Loan.

      "Permitted Percentage" has the meaning attributed to it in clause 6.6

      "Principal" means, with respect to any Existing Mortgage Loan and any New Production Mortgage Loan financed under the Loan Facility Agreement, any payment of amounts other than:

            (a)   Mortgage Loan Interest; and

            (b)   Insurance Premia,

      under or in respect of such Mortgage Loan which is received by or on behalf of the Borrower other than any such sum which comprises Mortgage Loan Proceeds (in which event it will be treated, for the purpose of this Agreement, as Mortgage Loan Proceeds and not Principal).

      "Proceeds" means Securitisation Residual Proceeds, Mortgage Loan Proceeds, Securitisation Residual Receipts, Principal, Mortgage Loan Interest and all other amounts received or recovered in respect of the assets subject to the Security Documents (other than any such of CMC's assets are subject only to the CMC Floating Charge) and other than, from time to time, amounts credited to the Borrower Working Capital Account.

      "Secured Liabilities" means all liabilities and obligations of whatever nature of the Borrower, CMC or any other person secured under any Security Document.

      "Securitisation Administration Agreements" means each administration agreement relating to each Securitisation.

      "Securitisation Collection Accounts" means the CMC Collection Account and each Greyfriars Originator Collection Account and, for the purposes of Clause 3.1(a) the "relevant Securitisation Collection Account" shall, in the case of any Mortgage Loan originated by CMC or J&J be the CMC Collection Account and in the case of each Mortgage Loan originated by any Greyfriars Originator be the Greyfriars Originator Collection Account in the name of the relevant Greyfriars Originator.

      "Securitisation Documentation" means all documentation executed in connection with each Securitisation.

      "Securitisation Residuals" means all of the right, title and interest of CMC under and in respect of the CMR1 Securitisation, the CMR2 Securitisation, the CMR3 Securitisation, the CMR4 Securitisation, the CMR5 Securitisation and the CMR6 Securitisation and all of the right title and interest of the Borrower in and to the CMR6 Securitisation, being:-

            (a) all of the right, title and interest of CMC or the Borrower under the relevant Securitisation Purchase Agreement;

            (b) all of the right, title and interest of CMC or the Borrower in and under each Securitisation Receivables Trust;

            (c) all of the right, title and interest of CMC in each Securitisation Subordinated Loan;

            (d) all of the right, title and interest of CMC or the Borrower under each Securitisation Deed of Charge, and

            (e) all of the right, title and interest of CMC or the Borrower under each Securitisation Administration Agreement,

      as such rights, title and interest are, in the case of CMC, assigned in favour of the Lender under the CMC Charge and as such rights, title and interest are, in the case of the Borrower, assigned in favour of the Lender under the Debenture.

      "Securitisation Purchase Agreements" means the mortgage sale agreements under each Securitisation pursuant to which CMC or CMF, as the case may be, inter alia, sold Mortgage Loans to the relevant Issuer.

      "Securitisation Residual Proceeds" means, in respect of Securitisation Residuals, the aggregate amount of:

            (a) all cash consideration received by or on behalf of CMC, the Borrower or the Lender as mortgagee or heritable creditor upon or as a result of the Disposal of all or any part of the Securitisation Residuals; and

            (b) any non-refundable deposit or other advance payment paid to or for the account of CMC, the Borrower or the Lender as mortgagee or heritable creditor by a person acquiring or proposing to acquire all or any part of the Securitisation Residuals, including without limitation, under a contract or offer to purchase or otherwise acquire the same which has been withdrawn, terminated, cancelled or has lapsed, including all consideration due after the date of the relevant Disposal in respect thereof.

      "Securitisation Residual Receipts" means all amounts received or recovered by or on behalf of CMC, the Borrower or the Lender as mortgagee in respect of their respective rights, title and interest in and to any Securitisation Residual, whether received or recovered under and in accordance with the Securitisation Documentation or otherwise including, without limitation, payments under any Securitisation Purchase Agreement, any Securitisation Subordinated Loan, any Securitisation Receivables Trust and any Securitisation Administration Agreement but excluding all Securitisation Residual Proceeds.

      "Securitisations" means each of the six securitisations of mortgage loans originated by CMC and certain of its subsidiaries, effected through sales of the mortgage loans to the Issuers on 21 March, 1996, 18 October, 1996, 31 October, 1996, 31 January, 1997 and 30 April, 1997 and "Securitisation" means any one of them..

      "Securitisation Receivables Trusts" means the receivables trusts in each of the CMR1 Securitisation, CMR2 Securitisation and CMR3 Securitisation.

      "Securitisation Subordinated Loans" means each subordinated loan made by CMC to the relevant Issuer under any Securitisation.

      "Subordinated Loan Agreement" means the subordinated loan agreement of even date between, inter alia, CMC and the Borrower.

      references to the "Lender", "CMC", "CMF", the "Servicer" and the "Borrower" shall be construed so as to include its respective and any subsequent successors and (where the relevant party is permitted to assign any of its rights hereunder) its respective assigns in accordance with their respective interests.

      a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next following calendar month; provided that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the following succeeding Business Day, unless that day falls in the calendar month next following that in which it would otherwise have ended, in which case it shall end on the immediately preceding Business Day; and provided further that, if there is no numerically corresponding day in the next following calendar month, that period shall end on the last Business Day in that next following calendar month (and references to "months" shall be construed accordingly).

      a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing.

      "repay" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "prepay" (or, as the case may be, the corresponding derivative form thereof).

      "tax" shall be construed so as to include any present or future tax, levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

      "VAT" shall be construed as a reference to value added tax including any similar tax which may be imposed in place thereof from time to time.

      a "wholly-owned Subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and/or another or others of that other company's or corporation's wholly-owned Subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned Subsidiaries.

      the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.2  Interpretation

      For the purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:-

      (1) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

      (2) references herein to "clauses", "sub-clauses", "paragraphs", and other subdivisions without reference to a document are to designated clauses, sub-clauses paragraphs and other subdivisions of this Agreement;

      (3) reference to a sub-clause without further reference to a clause is a reference to such sub-clause as contained in the same clause in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

      (4) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

      (5) headings to clauses and Schedules are for convenience only and do not affect the interpretation of this Agreement;

      (6) references to a "company" shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

      (7)   references to times of the day are to London time;

      (8) references to any agreement (including without limitation to each Transaction Document), shall be construed as a reference to such agreement as the same may be, or may from time to time have been, amended, modified, supplemented or restated in accordance with the terms of all Transaction Documents;

      (9) "(pound)" and "Sterling" denote the lawful currency of the United Kingdom;

      (10) any reference in this Agreement to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended, modified or re-enacted.

2. ACCOUNTS

2.1 Borrower Accounts

      (1) The Borrower shall, before any Advance is made under the Loan Facility Agreement, open the Borrower Funding Account, the Borrower Collection Account and the Borrower Working Capital Account.

      (2) The Borrower shall not open any other account without the prior written consent of the Lender.

2.2 CMC Accounts

      CMC shall, before the date on which any Advance is made under the Loan Facility Agreement open the CMC Proceeds Account with the Account Bank.

22.3 Security

      All parties hereby agree and acknowledge that:

      (1) all sums credited to the Borrower Funding Account shall be subject to the Borrower Funding Account Assignment;

      (2) all sums credited to the Borrower Collection Account shall be subject to the Borrower Collection Account Assignment;

      (3) all sums credited to the Borrower Working Capital Account shall stand charged in accordance with the Debenture; and

      (4) all sums credited to the CMC Proceeds Account shall be subject to the CMC Proceeds Account Assignment.

2.4 Initial Deposits

      (1) The Borrower shall, on the opening of the Borrower Funding Account and the Borrower Collection Account, deposit in each such account the sum of (pound)1 and shall execute the Borrower Funding Account Assignment and the Borrower Collection Account Assignment.

      (2) CMC shall, on the opening of the CMC Proceeds Account, deposit in such account the sum of (pound)1 and shall execute the CMC Proceeds Account Assignment.

2.5 Interest

      Interest shall accrue on the amounts from time to time standing to the credit of each such Account at the rate quoted from time to time by the Account Bank as the rate payable on deposits of the requisite amount. Such interest shall accrue and be credited to the relevant Account in accordance with the relevant mandate and from the date on which the same is credited to the relevant Account shall thereafter form part of the credit balance thereon.

3. PAYMENT OF PROCEEDS

3.1 Mortgage Loan Interest and Principal

      (1) The Borrower shall procure, in so far as it is able to do so, that all Principal and Mortgage Loan Interest payable under each Existing Mortgage Loan and New Production Mortgage Loan financed under the Loan Facility Agreement is, for so long as it is so financed, paid by the relevant Mortgagor:

            (1) to the relevant Securitisation Collection Account until notice is given in accordance with the Transaction Documents to any Mortgagor requiring the relevant Mortgagor to pay all amounts under the relevant Mortgage Loan directly to the Borrower Collection Account (or such other account as may be specified in such notice); and

            (2) thereafter directly to the Borrower Collection Account (or such other account as is specified in the relevant notices).

      (2) If the Borrower receives any such Mortgage Loan Interest or Principal at any time other than by way of credit of the same to the Borrower Collection Account (or other account specified in any notice referred to in sub-clause 3.1(a)(ii)), the Borrower shall forthwith upon receipt thereof pay the same into the Borrower Collection Account (or such other account specified in the aforesaid notice).

      (3) If CMC, CMF, the Servicer, the Standby Servicer or the Lender receive any Mortgage Loan Interest or Principal at any time, CMC, CMF, the Servicer, the Standby Servicer and the Lender, as the case may be shall, forthwith upon receipt thereof, pay the same into the Borrower Collection Account (or other account specified in any notice referred to in sub-clause 3.1(a)(ii)) and, in the case of CMC, the Servicer and CMF shall hold such money on trust for the Borrower pending payment of the same into the Borrower Collection Account (or other account specified in any notice referred to in sub-clause 3.1(a)(ii)) provided always that:

            (1) neither CMC, the Servicer, the Standby Servicer, CMF nor the Lender shall be obliged to make such transfers or hold moneys on such trusts if to do so would be contrary to the provisions of or cause any breach by the relevant party of its obligations under any Securitisation Documentation including, without limitation, any Securitisation Bank Agreement;

            (2) this sub-clause 3.1(c) shall not apply to moneys which are Principal or Mortgage Loan Interest if received by the relevant person by way of a distribution under clauses 6 or 7; and

            (3) the provisions of this sub-clause shall not apply to any moneys received by the Lender following any Acceleration or Enforcement.

3.2 Mortgage Loan Proceeds

      (1) Mortgage Loan Proceeds received by any party hereto other than the Lender shall be paid by such party, forthwith upon receipt of the same, to the Borrower Collection Account and shall be held by the relevant party on trust for the Borrower pending payment of the same into the Borrower Collection Account.

      (2) If Mortgage Loan Proceeds are paid to the Lender (in its capacity as mortgagee or heritable creditor) prior to any Acceleration or Enforcement the Lender shall notify the Borrower and the Servicer and shall transfer the same to the Borrower Collection Account.

3.3 Securitisation Residual Proceeds

      (1) Securitisation Residual Proceeds received by any party hereto other than the Lender shall be paid by such party, forthwith upon receipt of the same:-

            (1) in the case of Securitisation Residual Proceeds relating to the CMR6 Securitisation (other than those received in respect of a Disposal of all or any part of the rights under the Securitisation Subordinated Loan (and associated security) under the CMR6 Securitisation) to the Borrower Collection Account; and

            (2) in the case of all other Securitisation Residual Proceeds to the CMC Proceeds Account,

            and shall be held by the relevant party on trust for the Borrower or, as the case may be, CMC pending payment of the same into the relevant account.

      (2) If Securitisation Residual Proceeds are paid to the Lender (in its capacity as mortgagee or heritable creditor) prior to any Acceleration or Enforcement the Lender shall notify the Borrower or CMC, as applicable, and shall pay the same:-

            (1) in the case of Securitisation Residual Proceeds in respect of the CMR6 Securitisation (other than those received in respect of a Disposal of all or any part of the rights under the Securitisation Subordinated Loan (and associated security) under the CMR6 Securitisation) to the Borrower Collection Account; and

            (2) in the case of all other Securitisation Residual Proceeds to the CMC Proceeds Account.

3.4 Securitisation Residual Receipts

      (1) For so long as clause 3.4(b) does not apply the Lender shall permit payment of all Securitisation Residual Receipts by the relevant debtor:-

            (1) to the Borrower Working Capital Account in the case of Securitisation Residual Receipts relating to the CMR6 Securitisation (other than those receivable under or in respect of the Securitisation Subordinated Loan relating to the CMR6 Securitisation); and

            (2) to such account of CMC as CMC may notify to the Lender from time to time in the case of all other Securitisation Residual Receipts (including those receivable under or in respect of the Securitisation Subordinated Loan relating to the CMR6 Securitisation).

      (2)   At any time after:-

            (1)   any Acceleration or Enforcement has occurred; or

            (2) the Lender has determined in its reasonable good faith judgement that an Event of Default has occurred and has notified the Borrower of the facts and circumstances in which such Event of Default occurred and that the same continues to subsist unremedied (to the satisfaction of the Lender) and unwaived, the Lender may redirect such payments to the Borrower Collection Account, the CMC Proceeds Account, or (but only after Acceleration or Enforcement) to such other account as the Lender may specify in the relevant notice or direction.

4. CALCULATIONS

4.1 Collateral Value and Loan Value

      (1) The Servicer shall, for each Interest Payment Date, calculate the Collateral Value and the Loan Value for that date such calculation to be done as soon as possible after the applicable Determination Date and in any event no later than the third Business Day prior to the Interest Payment Date in question and shall notify the same to the Lender, the Borrower, CMC and CMF immediately upon calculation of the same.

      (2) The Lender shall, for the purposes of the calculation under clause 4.1(a), notify the Servicer of:-

            (1) the fair market value of the Securitisation Residuals as determined by the Lender in good faith; and

            (2) details of all Existing Mortgage Loans and New Production Mortgage Loans financed under the Loan Facility Agreement which are, at the relevant time, Breached Mortgage Loans.

      (3) The Lender's determination of the matters to be notified to the Servicer under clause 4.1(b) shall, in the absence of manifest error or bad faith, be final and binding on the parties hereto.

      (4) The Servicer's determination of Collateral Value and Loan Value once agreed by the Lender under clause 4.1(e) shall, in the absence of manifest error or bad faith (on the part of either party), be final and binding on the parties hereto.

      (5) The Lender shall use reasonable endeavours to agree the Servicer's determinations of Collateral Value and Loan Value within three Business Days of notification of the same to the Lender and the Servicer shall notify each other party hereto, in writing, of the Collateral Value and Loan Value agreed by the Lender.

4.2 Account Balances

      (1) The Servicer shall determine, for each Interest Payment Date how much of the moneys credited to each of the Borrower Collection Account and the CMC Proceeds Account as at the immediately preceding Determination Date is attributable to and represents moneys in respect of:

            (1)   Mortgage Loan Interest;

            (2)   Principal;

            (3)   Securitisation Residual Receipts;

            (4)   Securitisation Residual Proceeds;

            (5)   Mortgage Loan Proceeds;

            (6)   Insurance Premia; and

            (7)   Insurance Proceeds.

      (2) The determination by the Servicer under clause 4.2(a) shall be done as soon as possible after each Determination Date and in any event no later than the third Business Day prior to the relevant Interest Payment Date.

      (3) The Servicer shall notify the Lender of its determination immediately upon calculation of the same.

      (4) The Lender shall use reasonable endeavours to agree the Servicer's determination within three Business Days of notification of the same to the Lender, and the Servicer shall notify each other party hereto, in writing, of such determination as agreed by the Lender.

      (5) The Servicer's determination of such amounts, as agreed by the Lender, shall in the absence of manifest error or bad faith (on the part of either party) be binding on the other parties hereto.

5. RELEASES AND AGENCY

5.1 Transfer Agent Instructions

      (1) The Servicer shall, as agent for the Lender, instruct the Account Bank to make such transfers as are required in order to ensure that funds standing to the credit of the Borrower Collection Account and the CMC Proceeds Account are applied on each Interest Payment Date (or, if later, each Late Interest Payment Distribution Date) and each other Distribution Date in accordance with the provisions of clauses 6 and 7.

      (2) CMC shall, as agent for the Lender, instruct the Account Bank to make such transfers from the Borrower Funding Account as shall be necessary in order to ensure that Advances made under the Loan Facility Agreement are:-

            (1) remitted to the client accounts of relevant Solicitors in accordance with agreed procedures;

            (2) remitted to the Lender if any Mortgage Loan has not completed within three Business Days (or such longer or shorter period as may be agreed from time to time) of the relevant Advance; and

            (3)   applied otherwise in accordance with the Transaction
                  Documents.

5.2 Payment Transfer Agent

      (1) The Lender hereby appoints the Servicer as its payment transfer agent for the purpose of carrying out the matters specified in clause 5.1(a) and hereby appoints CMC as its payment transfer agent and for the purpose of operating the Borrower Funding Account in accordance with the provisions of clause 5.1(b).

      (2) The Lender shall be entitled to revoke the authority of the Servicer and/or the authority of CMC to act as its payment transfer agent under this clause 5.2 at any time by notice in writing to the Servicer or, as the case may be, CMC.

      (3) In the event that the Account Bank shall have received instruction to act only on the written instructions of the Lender (at any time while the Servicer and/or CMC is appointed as agent), the Lender shall, for so long as no Acceleration or Enforcement shall have occurred;

            (1) in respect of the CMC Proceeds Account and the Borrower Collection Account instruct the Account Bank to make such transfers as are required in order that funds credited to the CMC Proceeds Account and the Borrower Collection Account are applied in accordance with the provisions of clause 6 or 7 such instructions to be made in a timely manner; and

            (2) in respect of the Borrower Funding Account, to make such transfers as are required in order that the matters set out in clause 5.1(b) can be effected.

      (4) Where funds credited to the Borrower Collection Account are required to be paid to the Borrower pursuant to clause 6.2(g), 6.3(e) or 6.4(d) the Servicer or, if clause 5.2(c) applies, the Lender shall instruct the Account Bank to make such payments to the Borrower Working Capital Account or, provided that to make payment to any other account would not cause a breach of any Transaction

            Document, such other account as the Borrower shall from time to time notify to the Lender and the Servicer in writing.

      (5) Where funds standing to the credit of the CMC Proceeds Account are required to be paid to CMC pursuant to clause (6.4)(d) the Servicer or, if clause 5.2(c) applies, the Lender shall instruct the Account Bank to make such transfers to such account of CMC as CMC shall from time to time notify to the Lender and the Servicer in writing.

5.3 Post Acceleration or Enforcement

      The provisions of this clause 5 shall not apply at any time after any Acceleration or Enforcement.

6. APPLICATION OF PROCEEDS PRIOR TO AN EVENT OF DEFAULT

6.1 Principal

      (1) On each Interest Payment Date (or if later each Late Interest Payment Distribution Date) falling prior to the occurrence of an Event of Default (other than any Event of Default which has subsequently been cured (to the satisfaction of the Lender) or waived by the Lender) all amounts standing to the credit of the Borrower Collection Account which represent Principal (as determined under clause 4.2) shall be applied in or towards repayment of the related Advances under the Loan Facility Agreement and all other amounts due and owing to the Lender under any Transaction Document other than interest under the Loan Facility Agreement.

      (2) If requested in writing by the Borrower the Lender may, in its absolute discretion, permit amounts standing to the credit of the Borrower Collection Account on any Interest Payment Date (or if later each Late Interest Payment Distribution Date) which represent Principal (as determined under clause 4.2) to be applied in or towards payment of interest due (on the Interest Payment Date) under the Loan Facility Agreement or interest accrued at that date under the Loan Facility Agreement and all other amounts due and owing to the Lender under any Transaction Document other than interest under the Loan Facility Agreement.

      (3) After repayment in full of all Secured Liabilities any Principal received or recovered shall be released to the Borrower.

6.2 Mortgage Loan Interest

      On each Interest Payment Date (or if later each Late Interest Payment Distribution Date) falling prior to the occurrence of an Event of Default (other than any Event of Default which has subsequently been cured (to the satisfaction of the Lender) or waived by the Lender) all amounts standing to the credit of the Borrower Collection Account which represent Mortgage Loan Interest (as determined under clause 4.2) shall be applied in or toward satisfaction of obligations of the Borrower in the following order of priority:-

      (1)   first, in or toward payment of:

            (1) the servicing fee due to the Servicer under the Interim Servicing Agreement or, after execution of the same, the Substitute Servicing Agreement on the relevant Interest Payment Date;

            (2) the stand-by servicing fee due to the Standby Servicer under the Standby Servicing Agreement on the relevant Interest Payment Date;

            (3) all Enforcement Expenses due and payable to the Servicer under the Interim Servicing Agreement or, after execution of the same, the Substitute Servicing Agreement on the relevant Interest Payment Date;

            (4) all amounts due and payable to the Standby Servicer under the Standby Servicing Agreement on the relevant Interest Payment Date by way of reimbursement in respect of expenses incurred by the Standby Servicer in relation to enforcement of any Existing Mortgage Loan and any New Production Mortgage Loan financed under the Loan Facility Agreement;

            (5) any amounts due to the Servicer or Standby Servicer, as the case may be, under the Interim Servicing Agreement, the Substitute Servicing Agreement or the Standby Servicing Agreement as at the relevant Interest Payment Date by way of reimbursement of payments of insurance premia (unpaid by relevant Mortgagors) made by the Servicer or Standby Servicer to the relevant insurance company (to the extent not satisfied by retention by the Servicer or Standby Servicer of Insurance Premia subsequently received from the relevant Mortgagor).

      (2) second, in or towards payment of all interest falling due to the Lender under the Loan Facility Agreement on the relevant Interest Payment Date together with any overdue interest accrued thereon up to and including the relevant Distribution Date;

      (3) third, in or towards repayment of Advances under the Loan Facility Agreement subject to the limits set out in clause 6.5;

      (4) fourth, in or towards payment of all amounts due and owing to the Lender under all Transaction Documents other than Advances or interest under the Loan Facility Agreement;

      (5) fifth, an amount equal to the Borrowers Entitlement to be retained by or paid to the Borrower;

      (6) sixth, in or towards payment of any additional fee which may be due to the Servicer from time to time pursuant to the Substitute Servicing Agreement; and

      (7)   the balance to be released to the Borrower.

6.3 Mortgage Loan Proceeds

      On each Interest Payment Date and each other Distribution Date falling prior to the occurrence of an Event of Default (other than any Event of Default which has subsequently been cured (to the satisfaction of the Lender) or waived by the Lender) all amounts standing to the credit of the Borrower Collection Account which represent Mortgage Loan Proceeds (as determined under clause 4.2) shall be applied in or toward satisfaction of obligations of the Borrower in the following order of priority:-

      (1) first, to the extent such Mortgage Loan Proceeds represent accrued Mortgage Loan Interest, such Mortgage Loan Proceeds shall be added to and form part of Mortgage Loan Interest, and be distributed in accordance with clause 6.2 (or, if the Distribution Date is not an Interest Payment Date as such amounts would be applied were it an Interest Payment Date).

      (2) second, in or towards repayment of the related Advances under the Loan Facility Agreement subject to the limits set out in clause 6.5;

      (3) third, in or towards payment of all amounts owing and payable to the Lender under any Transaction Document other than Advances and interest under the Loan Facility Agreement;

      (4) fourth, in or towards payment of any additional fee which may be due to the Servicer from time to time pursuant to the Substitute Servicing Agreement; and

      (5)   the balance to be released to the Borrower.

6.4 Securitisation Residual Proceeds

      On each Interest Payment Date and each other Distribution Date falling prior to the occurrence of an Event of Default (other than any Event of Default which has subsequently been cured (to the satisfaction of the Lender) or waived by the Lender) the Permitted Percentage of Securitisation Residual Proceeds (as determined under clause 6.6) shall be applied in or toward satisfaction of obligations of the Borrower in the following order of priority:-

      (1) first, in or towards payment of all interest due to the Lender under the Loan Facility Agreement on the relevant Interest Payment Date or, if the Distribution Date is not an Interest Payment Date, all interest accrued under the Loan Facility Agreement during the relevant Interest Period to the relevant Distribution Date;

      (2) second, in or towards repayment of Advances under the Loan Facility Agreement subject to the limits set out in clause 6.5;

      (3) third, in or towards payment of all amounts owing and payable to the Lender under any Transaction Document other than Advances and interest under the Loan Facility Agreement;

      (4) fourth, in the case of Securitisation Proceeds from any Securitisation Residual relating to the CMR6 Securitisation (other than from the Disposal of the Securitisation Subordinated Loan relating to the CMR6 Securitisation), the balance to the Borrower and in the case of all other Securitisation Residual Proceeds the balance to CMC.

6.5 Limitation on applications in or toward repayment of Advances

      (1) On any Interest Payment Date or other Distribution Date the amount of Mortgage Loan Interest, Mortgage Loan Proceeds and Securitisation Residual Proceeds (taken together) which may be applied in or toward repayment of Advances shall be limited to the lesser of:-

            (1) such amount as will give (or result in) a Collateral Value Ratio of 90% and a Loan Value Ratio of 100% (having taken into account, for such purpose, the application of monies representing Principal in or toward repayment of Advances on the relevant Interest Payment Date or other Distribution Date under clause 6.1); and

            (2) all Mortgage Loan Proceeds, Mortgage Loan Interest and Securitisation Residual Proceeds available after application of the same to prior ranking interests.

      (2) If the amount which may be applied towards repayment of Advances is that under clause 6.5(a)(i) Advances shall be so repaid first out of Mortgage Loan Proceeds, then Mortgage Loan Interest and then Securitisation Residual Proceeds.

6.6 Securitisation Residual Proceeds

      (1) On any Interest Payment Date or other Distribution Date only a percentage of Securitisation Residual Proceeds will be available for application under clause 6.4. Such percentage is referred to as the "Permitted Percentage".

      (2) The Permitted Percentage of any Securitisation Residual Proceeds shall be computed in accordance with the table set out below on the basis that references therein to Securitisation Residuals sold shall be construed as references to each Disposal of Securitisation Residuals such that if, during any Interest Period or other period between Distribution Dates, there has been more than one Disposal of Securitisation Residuals each such Disposal shall be treated as a separate sale and the Permitted Percentage calculated for each accordingly:


                                       Incremental % of
                                       Securitisation
                                       Residual Proceeds  Aggregate % of
                                       available for      Securitisation
Incremental % of    Aggregate % of     application (the   Proceeds
Securitisation      Securitisation     Permitted          available for
Residuals sold      Residuals sold     Percentage)        application
       0-20                 20                 10                 10

       21-40                40                 30                 20

       41-60                60                 50                 30

       61-80                80                 70                 40

      81-100                100                90                 50

6.7 Securitisation Residual Sale Criteria

      Without prejudice to the Security Documents the Lender shall consent to the disposal by the Borrower or CMC of any Securitisation Residual if:

            (1) the consideration for the Disposal comprises at least 85% in cash (being immediate payment of cash on the Disposal); or

            (2) on the Interest Payment Date or Distribution Date coinciding with such proposed Disposal and after giving effect to the application of funds as provided in clause 6.4 hereof immediately following such Disposal, the Collateral Value Ratio would be 90% and the Loan Value Ratio would be 100%.

6.8 Mortgage Loan Disposals

      Without prejudice to the Security Documents, the Lender shall consent to the Disposal of any Existing Mortgage Loan or New Production Mortgage Loan financed under the Loan Facility Agreement provided that:

            (1) the cash proceeds of such Disposal are sufficient to repay the related Advance (together with all interest accrued thereon) under the Loan Facility Agreement; and

            (2) all Disposal proceeds are paid directly to the Borrower Collection Account.

6.9 Insurance Premia

      On each Interest Payment Date (or, if later, Late Interest Payment Distribution Date) falling prior to the occurrence of an Event of Default (other than any Event of Default which has subsequently been cured (to the satisfaction of the Lender) or waived by the Lender) all amounts standing to the credit of the Borrower Collection Account which represent Insurance Premia (as determined under clause 4.2) shall be applied in or toward satisfaction of obligations of the Borrower (or other persons) in the following manner:-

      (1) in payment to the relevant insurance company, save to the extent that the insurance company has already been paid, whether by the Servicer or otherwise;

      (2) if the Servicer or, as the case may be, the Standby Servicer has paid the relevant premium to the insurance company on behalf of the Borrower unless already reimbursed in respect thereof under Clause 6.2(a), in payment of the same to the Servicer or, as the case may be, the Standby Servicer under the Interim Servicing Agreement, the Substitute Servicing Agreement or the Standby Servicing Agreement as the case may be; and

      (3) any balance to be added to Mortgage Loan Interest and applied in accordance with clause 6.2 save that such balance shall only be added to (and, accordingly applied together with and as part of) Mortgage Loan Interest after application of Mortgage Loan Interest under clause 6.2(a).

6.10 Insurance Proceeds

      On each Interest Payment Date (or, of later, Late Interest Payment Distribution Date) falling prior to the occurrence of an Event of Default (other than any Event of Default which has subsequently been cured (to the satisfaction of the Lender) or waived by the Lender) all amounts standing to the credit of the Borrower Collection Account which represent Insurance Proceeds (as determined under clause 4.2) shall be applied first, in or toward payment to the Servicer to enable the Servicer to pay the proceeds to the relevant Mortgagor or, as the case may be, to apply the same in making good the damage in respect of which they were paid or, to the extent that proceeds of any claim are to be applied in or toward satisfaction of the relevant Mortgagor's obligation to repay the relevant Mortgage Loan (and not in making good the damage in respect of which the proceeds were paid), such Insurance Proceeds shall be added to and treated as Principal and distributed, together with Principal, under and in accordance with clause 6.1.

7. APPLICATION FOLLOWING AN EVENT OF DEFAULT BUT PRIOR TO ACCELERATION OR ENFORCEMENT

7.1 Application

      On any Interest Payment Date (or, if later, any Late Interest Payment Distribution Date) and other Distribution Date falling after the occurrence of an Event of Default and where (and for so long as):-

      (1)   clause 6 does not apply;

      (2)   no Acceleration has occurred; and

      (3)   no Enforcement has occurred,

      all Principal, Mortgage Loan Interest, Mortgage Loan Proceeds, Securitisation Residual Proceeds, Insurance Premia and Insurance Proceeds will be applied in the same manner as under clause 6 save as provided below:-

            (1) all Securitisation Residual Proceeds from any Disposal of Securitisation Residuals (irrespective of the date of such Disposal) shall be available for application in or toward repayment of interest under the Loan Facility Agreement and Advances, such that the provisions relating to Permitted Percentages shall cease to apply; and

            (2) CMC and the Borrower shall cease to be entitled to have any funds released to them such that sub-clauses 6.2(g), 6.3(e) and 6.4(d) shall cease to apply; and

            (3) Securitisation Residual Receipts shall be treated in the same way as Securitisation Residual Proceeds under sub-clause (i) above; and

            (4) there shall be no limit on the amount which may be applied toward repayment of Advances such that the provisions of clause 6.5 will not apply.

7.2 Acknowledgement

      It is acknowledged, for the avoidance of doubt, that application of Proceeds under and in accordance with clause 7.1 on any Interest Payment Date (or, if later, any Late Interest Payment Distribution Date) or other Distribution Date shall not preclude Proceeds being applied on subsequent Interest Payment Dates or other Distribution Dates under clause 6 if clause 6 shall, at such subsequent time, apply and if no Acceleration or Enforcement has at that subsequent time occurred.

8. APPLICATION FOLLOWING ACCELERATION OR ENFORCEMENT

8.1 Application

      At all times following the earlier of an Acceleration or an Enforcement the provisions of clauses 6 and 7 shall cease to apply and all Proceeds shall be applied by the Lender in or toward satisfaction of the Secured Liabilities in such order as the Lender in its absolute discretion shall determine.

8.2 Servicing

      (1)   If, following any Acceleration or Enforcement, and for so long as:-

            (1) the Interim Servicing Agreement, or, after execution thereof the Substitute Servicing Agreement continues to subsist and has not been terminated; or

            (2) the Standby Servicer has taken over administration of the Existing Mortgage Loans and New Production Mortgage Loans financed under the Loan Facility Agreement pursuant to the Standby Servicing Agreement, the obligation of the Borrower to pay the servicing fee (or other fee which may be due and payable under the relevant agreement) on any due date shall, as between the Borrower and the Servicer or Standby Servicer, as the case may be, be discharged if and to the extent of payment by the Lender of any such servicing fee direct and the Lender shall be obliged to make any such payment to the Servicer or Standby Servicer for so long as the relevant Servicing Agreement continues to subsist but save as provided in the relevant agreement shall not be liable for any amounts payable to the Servicer or Standby Servicer upon termination of the same.

            Upon payment by the Lender of any amount to the Servicer or Standby Servicer under clause 8.2 (a) there shall immediately and automatically fall due for payment by the Borrower to the Lender under the Loan Facility Agreement an amount equal to the amount paid by the Lender to the Servicer or Standby Servicer under sub-clause 8.2(a) less, at the date of payment, amounts received representing Mortgage Loan Interest which would have been available to be applied under Clause 6.2(a) in or toward satisfaction of the servicing fee had clause 6 or 7 applied on that date, as determined by the Lender whose determination shall in the absence of manifest error or bad faith be final and binding.

8.3 Insurance Premia

      The Lender shall use its best endeavours to ensure that any amounts received or recovered from any Mortgagor which represent Insurance Premia shall, after Acceleration or Enforcement, be paid to the insurance company or other third party entitled thereto.

9. CMR6 SECURITISATION RESIDUALS

      CMC and CMF hereby agree that in consideration for the absolute assignment by CMF to the Borrower of all of its right, title and interest under and in respect of Securitisation Residuals in respect of the CMR6 Securitisation (effected pursuant to the Assignment Agreement) and the assumption by the Borrower of its obligations in respect of Securitisation Residual Receipts under, and on the terms of, the Assignment Agreement CMC hereby irrevocably and unconditionally releases CMF from all of its obligations (whether actual or contingent) under the Origination and Purchase Agreement to pay Additional Consideration (as defined under the Origination and Purchase Agreement) to CMC thereunder and it is further agreed that the said absolute assignment shall discharge any outstanding obligation under the Origination and Purchase Agreement to pay Additional Consideration.

10. RELEASED PROCEEDS

10.1 Notwithstanding any provision in any Transaction Document to the contrary the Lender hereby agrees that for so long as no Acceleration or Enforcement shall have occurred the Borrower shall be entitled to do each or any of the following:-

      (1) declare and pay any dividend to CMC to the extent that available profits are derived from amounts released to the Borrower under the provisions of clause 6 of this Agreement;

      (2) apply amounts released to the Borrower under clause 6 in or toward repayment of any indebtedness due to CMC under and in accordance with the Subordinated Loan Agreement.

10.2 If any dividend permitted under sub-clause 10.1 is received by the Lender (in its capacity as mortgagee of the shares in the Borrower) the Lender will pay the same to CMC in accordance with the provisions of the Borrower Share Charge.

11. PAYMENTS TO LENDER

      All amounts to be paid to the Lender hereunder shall be paid to such account as the Lender may, from time to time, notify to each of the parties hereto in writing.

12. REPRESENTATIONS AND WARRANTIES

12.1 Each of the parties hereto other than the Lender (each in relation to itself) hereby represent, warrant, covenant and undertake to the Lender that:-

      (1) it is a limited liability company duly incorporated under the laws of England and Wales and is duly authorised and qualified to transact any and all business contemplated by this Agreement and the other Transaction Documents to be conducted by it;

      (2) it has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and the other Transaction Documents and has duly authorised by all necessary corporate action on its part the execution, delivery and performance of this Agreement and the other Transaction Documents; and this Agreement and each Transaction Document, assuming the due authorisation, execution and delivery thereof by the Lender, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its respective terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defences and to the discretion of the court before which any proceeding therefor may be brought;

      (3) its execution and delivery of this Agreement and each Transaction Document, the consummation of any other of the transactions herein or therein contemplated on its part and the fulfilment of or compliance with the terms hereof or thereof will not (i) result in a material breach of any term or provision of its Memorandum and Articles of Association and/or its other constitutional documents or
            (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it;

      (4) it is not party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to its knowledge, would in the future materially and adversely affect,

            (i) its ability to perform its obligations under this Agreement or the Transaction Documents or (ii) its business, operations, financial condition, properties or assets taken as a whole;

      (5) no litigation is pending or, to the best of its knowledge, threatened against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the Transaction Documents or its ability to perform any of its obligations hereunder or thereunder in accordance with the terms hereof or thereof; and

      (6) no consent, approval, authorisation or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement or any Transaction Document or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorisation or order is required, it has obtained or its in the process of obtaining the same.

      The representations and warranties under clause 12.1(a)-(f) inclusive shall be given on the date of this Agreement and shall be repeated on each date on which any Advance is outstanding under the Facility Agreement by reference to the facts and circumstances existing at the relevant time.

13. COSTS AND EXPENSES

13.1 The Borrower shall pay all stamp, registration and other taxes to which this Agreement or any judgement or decree given in connection herewith is or at any time may be subject and shall, from time to time on demand of the Lender, indemnify the Lender against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

13.2 The Borrower shall, from time to time on demand of the Lender compensate the Lender at such daily and/or hourly rates as the Lender shall from time to time reasonably determine for the time and expenditure, all costs and expenses (including telephone, fax, copying, travel and personnel costs) incurred by the Lender in connection with its taking such action as it may deem appropriate or in complying with any request by the Borrower, the Servicer, CMC or CMF in connection with (a) the granting or proposed granting of any waiver or consent requested hereunder by the Borrower, the Servicer, CMC or CMF; (b) any actual, potential or reasonably suspected breach by the Borrower or by any of CMC, CMF or the Servicer of their respective obligations hereunder of its obligations hereunder; (c) any amendment or proposed amendment hereto requested by the Borrower, CMC, CMF or the Servicer.

14. REMEDIES AND WAIVERS

      No failure to exercise, nor any delay in exercising, on the part of the Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

15. CONFIDENTIALITY

      Neither the Borrower, CMC, CMF nor the Servicer shall, without the prior written consent of the Lender, disclose to any person the existence or any details concerning this Agreement or the Transaction Documents except to the extent such disclosure is contemplated in any Transaction Document, or is required pursuant to the application of any applicable law or an order of a court of competent jurisdiction, or is made to the auditors or other professional advisers (who are in each case subject to confidentiality restrictions imposed by a professional body) of the Borrower, CMC, CMF or the Servicer.

16. NOTICES

16.1 Addresses

      Any notice or other communication or document to be made or delivered under this Agreement shall be made or delivered by fax or otherwise in writing. Each notice, communication or other document to be delivered to any party to this Agreement shall (unless that other person has by fifteen days' written notice to the other party specified another address or fax number) be made or delivered to that person at the address(es) or fax number (if any) set out below:-

      (a) in the case of the Lender to their branch office in the United Kingdom, facsimile number: 0171 375 5510, attention Jeff Beckwith with a simultaneous copy to the office of the General Counsel located at 600 Steamboat Road, Greenwich, Connecticut 06830, USA, facsimile number: 001 203 629 4571, attention
            General Counsel;

      (b) in the case of the Borrower, to its registered office, facsimile number: 01923 426 456, attention Malcolm Charles
            Edis;

      (c)   in the case of CMC, to its registered office, facsimile number:
            01923 426 823, attention the Company Secretary;


      (d) in the case of Servicer, to its office at Cityscape House, Croxley Business Park, Watford WD1 8YF, facsimile number: 01923 426456, attention of the Company Secretary;


      (e)   in the case of CMF, to its registered office, facsimile number:
            01923 426 823, attention the Company Secretary;

16.2 Deemed Delivery

      Any notice, communication or document to be delivered to any person shall be deemed to have been delivered:-

      (1)   in the case of personal delivery, at the time of such delivery;

      (2) in the case of delivery by post, on the business day following the day on which it was posted and in proving such delivery it shall be sufficient to prove that the relevant notice, communication or document was properly addressed, stamped and posted (by airmail, if to another country) in the United Kingdom or, in the case of service to or from an address outside the United Kingdom at 9.00 a.m. on the fourth day following the day on which it was posted;

      (3) in the case of any notice or other communication by fax, (a) on the business day the same was transmitted so long as there is evidence that such fax message was received prior to 5.00 p.m. local time of the recipient on such day and such day is a business day for the recipient, otherwise (b) on the business day following the day on which it was transmitted and, in either case, in proving such delivery it shall be sufficient to prove that the whole of the fax message was received on any fax machine of the recipient and that there was no evidence that such transmission had been interrupted.

17. SEVERABILITY

      If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:-

      (1) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

      (2) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

18. ASSIGNMENT

18.1 The Lender may at any time assign or transfer all or any part of its rights or benefits under this Agreement to any person to whom the Lender transfers all or any part of its rights under the Loan Facility Agreement.

18.2 None of the Borrower, CMC, the Servicer or CMF shall be entitled to assign, transfer or otherwise dispose of all or any of their respective rights or benefits under this Agreement save, in the case of the Borrower and CMC to any person to whom the Borrower or, as the case may be, CMC transfers its rights and obligations under and in accordance with the Loan Facility Agreement.

18.3 The Lender may disclose to a proposed assignee or transferee information in its possession relating to the provisions of this Agreement and the Transaction Documents which it considers necessary or desirable to disclose for the purposes of the proposed assignment or transfer.

18.4 This Agreement shall bind and inure to the benefit of and be enforceable by the Lender and its respective successors, transferees and assigns and references to the Lender shall be deemed to include references to each of the foregoing.

19. ACCESSION

      Each of the parties hereby agrees to execute an accession agreement with the Standby Servicer, in form and substance satisfactory to the Lender, at the time of execution of the Standby Servicing Agreement, pursuant to which the Standby Servicer accedes to the provisions of this Agreement.

20. GOVERNING LAW

      The Agreement shall be construed in accordance with the laws of England (other than any terms hereof particular to the laws of Scotland which shall be construed in accordance therewith) and the parties hereto hereby submit to the jurisdiction of the courts of England and Wales.

 ...................................
for and on behalf of
MORTGAGE MANAGEMENT LIMITED


Witness ...........................

Organisation ......................

 ...................................

Address ...........................

 ...................................

 ......................................
for and on behalf of GREENWICH
INTERNATIONAL, LTD.

Witness ..............................

Organisation .........................

 ......................................

Address ..............................

 ......................................

 ...........................................
for and on behalf of CITY MORTGAGE
CORPORATION LIMITED

Witness ................................

Organisation ...........................

 ........................................

Address ................................

 ........................................



 ...........................................
for and on behalf of CITY MORTGAGE
SERVICING LIMITED

Witness ................................

Organisation ...........................

 ........................................

Address ................................

 ........................................



 ...........................................
for and on behalf of CITY MORTGAGE
FUNDING 1 LIMITED

Witness ......................................

Organisation .................................

 ..............................................

Address ......................................


 ..............................................

                          THE ORIGINATORS LISTED HEREIN


                                       and


                           MORTGAGE MANAGEMENT LIMITED


           ----------------------------------------------------------

                       ORIGINATION AND TRANSFER AGREEMENT

           ----------------------------------------------------------

                                  February 1998



                                 Clifford Chance
                                          London

                                    CONTENTS

Clause                                                              Page No.

1     INTERPRETATION.....................................................  2

2     ORIGINATION OF NEW LOANS...........................................  9

3     TRANSFER OF EXISTING LOANS.........................................  9

4     NO EXCLUSIVITY..................................................... 10

5     REQUEST FOR FUNDS.................................................. 10

6     DECLARATION OF TRUST............................................... 10

7     CLOSING DATE....................................................... 11

8     TITLE DEEDS........................................................ 11

9     WARRANTIES AND REPRESENTATIONS .................................... 12

10    CONSEQUENCES OF WARRANTY BREACH ................................... 12

11    RELEASE............................................................ 12

12    EFFECT OF PURCHASE................................................. 12

13    COVENANTS AND UNDERTAKINGS......................................... 13

14    MERGER............................................................. 13

15    NO AGENCY OR PARTNERSHIP........................................... 13

16    PAYMENTS........................................................... 13

17    WAIVERS AND VARIATIONS............................................. 13

18    ENTIRE AGREEMENT................................................... 13

19    NOTICES............................................................ 14

20    ASSIGNMENT......................................................... 15

21    GOVERNING LAW...................................................... 15


SCHEDULE 1............................................................... 17

FORM OF ORIGINATOR POWER OF ATTORNEY..................................... 17

SCHEDULE 2............................................................... 22

(FORM OF TRANSFER (REGISTERED LAND))..................................... 22

SCHEDULE 3............................................................... 25

(FORM OF TRANSFER (UNREGISTERED LAND))................................... 25

SCHEDULE  4.............................................................. 28

(FORM OF ASSIGNMENT OF LIFE CHARGES)..................................... 28

SCHEDULE 5............................................................... 30

(FORM OF ASSIGNMENT OF INSURANCE CONTRACTS).............................. 30

SCHEDULE 6............................................................... 31

(FORM OF ASSIGNMENT OF GUARANTEES)....................................... 31

SCHEDULE 7............................................................... 32

(FORM OF SCOTTISH TRANSFER (LAND REGISTER)).............................. 32

SCHEDULE 8............................................................... 34

(FORM OF SCOTTISH TRANSFER (SASINE REGISTER))............................ 34

SCHEDULE 9............................................................... 36

(FORM OF SCOTTISH DECLARATION OF TRUST).................................. 36

SCHEDULE 10.............................................................. 41

(INFORMATION TO BE CONTAINED IN LOAN SCHEDULE)........................... 41

SCHEDULE 11.............................................................. 42

(THE ORIGINATORS)........................................................ 42

SCHEDULE 12.............................................................. 43

(FORM OF ORIGINATOR DECLARATION OF TRUST)................................ 43

THIS ORIGINATION AND TRANSFER AGREEMENT is made on the       day  of
February 1998

BETWEEN:

(1) MORTGAGE MANAGEMENT LIMITED a company incorporated under the laws of England and Wales registered number 2002263, whose registered office is at 19 Cavendish Square, London W1A 2AW (the "Company"); and

(2) THE COMPANIES listed in Schedule 11 (the "Originators" and, each, an "Originator").

WHEREAS

(A) The Originators carry on the business of advancing loans secured by mortgages and standard securities over properties in England, Wales and Scotland.

(B) The Company wishes to fund the purchase of or origination and purchase of such loans.

(C) The parties wish to execute this Agreement for the purpose of establishing procedures for the origination of such loans by the Originators funded by the Company or for such loans to be originated and purchased or purchased by the Company.

NOW THEREFORE the parties HEREBY AGREE as follows:

1 INTERPRETATION

      Words and expressions shall, unless otherwise defined herein or in the Loan Facility Agreement or unless the context otherwise requires, have the following meanings:

1.1 Definitions

      "Accrued Interest" means, in relation to a Loan at any date, interest which has accrued but is not due;

      "Agreed Loan Information" means in respect of any Proposed New Loan, such information in relation to that Proposed New Loan (whether in computer readable form or otherwise) as the Company may from time to time notify to an Originator;

      "Approved Solicitor" means any firm of solicitors authorised to practise law by the Law Society of England and Wales or the Law Society of Scotland having at least three partners or such other firm approved by the Company;

      "Approved Undertaking" means an undertaking from an Approved Solicitor addressed to the Company or such other person or persons as the Company may specify relating, inter alia, to the completion and, where relevant, registration of a Mortgage and its transfer to the Company in a form acceptable to the Company;

      "Approved Valuer" means a reputable firm of suitably qualified valuers or surveyors which has at least 3 partners or such other firm approved by the Company;

      "Assignment of Guarantees" means an assignment and/or assignation of the Guarantees, substantially in the form of Schedule 6;

      "Assignment of Insurance Contracts" means an assignment and/or assignation of the Insurance Policies, substantially in the form of Schedule 5;

      "Assignment of Life Charges" means an assignment and/or assignation of the Charges of Life Policies, substantially in the form of Schedule 4;

      "Assignments" means the Assignment of Guarantees, the Assignment of Insurance Contracts and the Assignment of Life Charges;

      "Block Buildings Policy" shall have the meaning ascribed thereto in the Loan Facility Agreement;

      "Borrower" means, in relation to a Loan, the person named as such in the relevant Mortgage Deed together with any person from time to time assuming the obligations of the Borrower under that Loan to repay that Loan or any part of it;

      "Buildings Policy" means each buildings insurance policy over a Property (including, where applicable, the Block Buildings Policy);

      "Business Day" means a day (other than a Saturday or a Sunday) on which banks are generally open for business in London;

      "Call Notice" means the notice to be delivered by the relevant Originator (or the Administrator on its behalf) to the Company pursuant to clause 10 specifying, in an attached Loan Schedule, Loans in the Portfolio intended to be purchased by or at the direction of by that Originator on the date specified in such notice;

      "Charge of Life Policy" means a legal or equitable charge or assignation granted by a Borrower in favour of an Originator in respect of a Life Policy or Life Policies by way of collateral security for the repayment of the moneys secured by a Mortgage related to a Loan;

      "Closing" means the date upon which the initial drawing under the Loan Facility Agreement is made;

      "Closing Date" means the date upon which Closing occurs;

      "CMC" means City Mortgage Corporation Limited;

      "Collateral Security" has the meaning set out in the Loan Facility Agreement;

      "Debenture" shall have the meaning ascribed thereto in the Loan Facility Agreement;

      "Eligibility Criteria" are satisfied in respect of a New Loan in respect of which, on the date upon which it was advanced, complied with the Warranties set out in clause 9;

      "English Loan" means a Loan secured by an English Mortgage;

      "English Mortgage" means a Mortgage secured over a Property situated in England or Wales;

      "Existing Loan" means each loan acquired by the Company under clause 3;

      "Guarantee" means each guarantee given in support of the obligations of a Borrower under a Loan and its related Mortgage;

      "Insurance Policies" means the Block Building Policy and the Contingency Policy and, in each case, any other insurance contracts in replacement, addition or substitution therefor from time to time and which relate to the Loans;

      "Interest Bearing Balance" means, in respect of any Loan, the aggregate of (avoiding double counting):

      (a)   all advances and further advances in respect thereof;

      (b) all costs, fees, expenses and interest due and unpaid in respect thereof less the aggregate of all repayments or prepayments of the foregoing made prior to such date;

      "Lender" means Greenwich International, Ltd. in its capacity as Lender under the Loan Facility Agreement;

      "Life Policy" means each endowment, mortgage protection, term life or other life assurance or insurance policies, if any, given as security for the repayment of any Loan;

      "Loan" means an Existing Loan or a New Loan, as the case may be;

      "Loan Agreement" means, in relation to any Mortgage, the agreement or agreements (whether constituted by an accepted Offer Letter or otherwise) or facility letter or facility letters pursuant to which the moneys secured by such Mortgage were advanced (as varied from time to time);

      "Loan Facility Agreement" means the facility agreement dated the Closing Date and made between the Company, the Lender and CMC;

      "Loan File" means the file containing all correspondence in respect of each Loan;

      "Loan Schedule" means:

            (a) in respect of each Existing Loan to be acquired pursuant to clause 3, a schedule containing the information set out in
                  Schedule 10;

            (b) in respect of each Proposed New Loan to be originated pursuant to clause 2, a schedule containing the information set out in
                  Schedule 10; and

            (c) each schedule or list of Loans attached to a Call Notice served pursuant to clause 10;

      "MHA Documentation" means, in relation to any Scottish Loan, any affidavit, consent or renunciation granted in terms of the Matrimonial Homes (Family Protection) (Scotland) Act 1981 given in connection with such Scottish Loan or its Collateral Security;

      "Mortgage" means, in relation to a Loan, the charge Standard Security or mortgage created by the relevant Mortgage Deed to secure repayment of the sums due under the Loan from the relevant Borrower;

      "Mortgage Deed" means, in relation to a Loan, the deed creating the charge or security by way of legal mortgage or Standard Security over the Property the subject thereof and any deed of variation or other deed supplemental thereto;

      "Mortgagee" means, in respect of a Mortgage, the person or persons from time to time entitled to exercise the powers of the mortgagee or heritable creditor thereunder;

      "Mortgagor" means a Borrower or (in relation to any Scottish Loan) the grantor of the relevant Standard Security;

      "New Loan" means each Loan advanced by an Originator pursuant to clause 2.1(c);

      "Occupier's Consent" means, in relation to any English Loan, the letter or other document of consent given in connection with that Loan whereby any occupier of the relevant Property aged eighteen years or over who is not a party to the relevant Mortgage Deed has agreed to postpone his interest (if any) in that Property so that it ranks after that of the Mortgagee;

      "Offer" means an offer of a Loan made by an Originator to a Potential Borrower;

      "Offer Letter" means the letter or letters pursuant to which an Offer is made;

      "Origination Funds" means any monies transferred to and held by the Approved Solicitors acting for the relevant Originator by the Company pursuant to clause 2.1(b);

      "Originator Declaration of Trust" means the declaration of trust of even date in the form set out in Schedule 12;

      "Originator Power of Attorney" means the power of attorney to be given by each of the Originators in the form set out in Schedule 1;

      "Portfolio" means, at any time, the Loans which are, at that time, beneficially owned by the Company;

      "Potential Borrower" means any person or persons who have indicated in writing to an Originator (by completing that Originator's application form) that they are desirous of borrowing money on the security of a Mortgage;

      "Property" means, in relation to a Loan, the freehold or leasehold property in England or Wales or the heritable property in Scotland charged or secured or, as the case may be, to be charged or secured in favour of the Originator by way of mortgage or Standard Security as security for the repayment of that Loan;

      "Proposed New Loan" means a proposed new loan in respect of which an application from a Potential Borrower has been received and which is in the course of being processed by the relevant Originator (or the Administrator on its behalf);

      "Purchase Price" means, in respect of a Loan at any date, the aggregate, at that date, of:

      (a)   the Interest Bearing Balance of that Loan; and

      (b)   the Accrued Interest in respect of that Loan;

      "Relevant Rights" means, in respect of a Loan:

      (c) all sums of principal, interest and any other sum payable by the Borrower under such Loan and its related Mortgage and the right to demand, sue for, recover, receive and give receipts for all principal moneys payable or to become payable (howsoever and whensoever arising) under such Loan, the related Loan Agreement and the related Mortgage or the unpaid part thereof and all interest payable or to become payable (howsoever and whensoever arising) thereon; and

      (d) the benefit of all securities for such principal moneys and interest, the benefit of all arrangements with the holders of second or subsequent or prior mortgages, charges or other Security Interests over the Property pursuant to which such holder or the Mortgagee, as applicable, has agreed to postpone its interest under such mortgage, charge or other Security Interest to the relevant Mortgage or Mortgage, the benefit of all Occupier's Consents (including any priority conferred by them) or of any related MHA Documentation and the benefit of and the right to sue on all covenants and/or agreements with the Mortgagee in each relevant Loan Agreement and the relevant Mortgage and the right to exercise all powers and remedies of the Mortgagee in relation to the relevant Loan Agreement and the relevant Mortgage; and

      (e) all the estate and interest in the relevant Property vested in the Mortgagee subject to redemption or cesser; and

      (f) all causes and rights of action (both present and future) of the Mortgagee against any valuer, any solicitor, any other person or H.M. Land Registry or the Registers of Scotland in connection with any report, valuation, opinion, certificate, consent or other statement of fact or opinion given in connection with any such Loan, the relevant Loan Agreement or the relevant Mortgage or affecting the Mortgagee's decision to make the relevant advance initially; and

      (g) the right (if any) of the Mortgagee to receive the proceeds of any claim under any of the relevant Insurance Policies; and

      (h) all causes and rights of action (present and future) against any solicitor or valuer in connection with the completion of such Loan and the related mortgage documentation and any advice given in relation thereto;

      "Report on Title" means a report on title in respect of a Property comprising part of the Standard Mortgage Documentation;

      "Repurchase Rights" means, in relation to a Loan at any time, all right, title, interest, benefit and obligations of the Company in and to the relevant Loan and its Collateral Security at that time;

      "Scottish Loan" means a Loan secured by a Scottish Mortgage;

      "Scottish Mortgage" means a Mortgage secured over a Property situated in Scotland;

      "Scottish Transfer" means assignations of the Loans and their related Mortgages in substantially either of the forms of Schedules 7 and 8 as the case may be;;

      "Security Interest" has the meaning ascribed to "Encumbrance" in the Loan Facility Agreement;

      "Standard Mortgage Documentation" means the documents used by the Originators in respect of the Loans in connection with their activities as residential mortgage lenders and shall include such other documents as may from time to time be substituted therefor or added thereto;

      "Standard Security" means a standard security in terms of the Conveyancing and Feudal Reform (Scotland) Act 1970;

      "Supplemental Scottish Declaration of Trust" means any declaration of trust over Scottish Loans and their related Collateral Security granted by the Originator in favour of the Company pursuant to, and substantially in the form set out in Schedule 9;

      "Title Deeds" means, in respect of a Loan and the related Property, the property deeds and the security therefor or thereover;

      "Transfer Documents" means, in respect of a Loan and its related Collateral Security, the relevant Transfer and Assignments;

      "Transfers" means, in relation to registered land in England and Wales and such land which is the subject of an application for first registration, transfers of the Loans and their related Mortgages (there being one for each District Land Registry) in the form of Schedule 2, in relation to unregistered land in England and Wales (excluding such land which is the subject of an application for first registration), transfers of the Loans and their related Mortgages in the form of Schedule 3 and, in relation to land in Scotland, Scottish Transfers;

      "Trust Event" means:

      (i) in any case where clause 2 applies, the transfer of funds to or to the order of the relevant Originator in accordance with clause 2.1(b) of that clause; and

      (ii) in any case where clause 3 applies, the transfer of funds to or to the order of the relevant Originator in discharge of the consideration for the purchase of that Loan referred to in that clause;

      "Valuation Report" means a report in respect of a Property made by an Approved Valuer substantially in the form set out in the Standard Mortgage Documentation; and

      "Warranties" means the representations and warranties on the part the relevant Originator contained clause 9.

1.2   Any reference in the Agreement to:

      "agreed draft" means, in relation to any document, the draft of that document which has been agreed between the parties thereto and initialled on their behalf for the purposes of identification;

      a "clause" or a "Schedule" shall, unless the context otherwise requires, to be a clause or schedule of this Agreement;

      the "Lender" shall be construed so as to include its and any subsequent successors and assigns in accordance with their respective interests;

      a "month" is a reference to a period starting one day in a calendar month and ending on the numerically corresponding day in the next following calendar month provided that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the following succeeding Business Day, unless that day falls in the calendar month next following that in which it would otherwise have ended, in which case it shall end on the immediately preceding Business Day and provided further that, if there is no numerically corresponding day in the next following calendar month, that period shall end on the last Business Day in that next following calendar month (and references to "months" shall be construed accordingly);

      a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

      "(pound)" and "Sterling" shall be to the lawful currency of the United Kingdom;

      "tax" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature imposed or levied in the United Kingdom (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

      "VAT" shall be construed as a reference to value added tax including any similar tax which may be imposed in place thereof from time to time;

      the "winding-up", "dissolution" or "administration" of a company shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company is incorporated or any jurisdiction in which such company carries on business;

      words particular to Scots law shall be construed accordingly.

2 ORIGINATION OF NEW LOANS

2.1 If an Originator intends to make a Proposed New Loan and such Proposed New Loan, if advanced, would satisfy the Eligibility Criteria, then in each case subject to and in accordance with this Agreement:

      (a) that Originator (or the Administrator on its behalf) may request that the Company lends to that Originator such funds as that Originator shall require in order to advance such Proposed New Loan and shall, in conjunction with such request, supply to the Company the Agreed Loan Information;

      (b) the Company shall, following any such request, notify that Originator whether, in respect of that Proposed New Loan, it is willing to fund the origination of that Loan and, if so, will, at the request of that Originator (or the Administrator on its behalf), and subject to the prior receipt from the relevant Approved Solicitors of an Approved Undertaking, transfer such funds to the Approved Solicitors nominated by that Originator (or the Administrator on its behalf);

      (c) that Originator (or the Approved Solicitor on its behalf) shall, as soon as possible, complete the New Loan utilising the funds advanced by the Company for that purpose; and

      (d)   immediately upon completion of each New Loan pursuant to sub-clause
            (c) above, that Originator shall transfer to the Company all its right, title, interest and benefit in and to that New Loan and related Mortgage and its related Collateral Security including the Relevant Rights by executing the Transfer Documents and will procure that the Approved Solicitor provide an Approved Undertaking in respect of the relevant New Loan completed.

2.2 The transfer by the relevant Originator of the relevant New Loan shall constitute the consideration for the repayment of the Loans pursuant to this Agreement and discharge in full the obligation on the part of the relevant Originator to repay the loan made by the Company to the relevant Originator in respect of that New Loan pursuant to clause 2.1(a).

2.3 The Company shall not be obliged to provide funds for New Loans originated by any of the Originators and the Originators shall not be under any obligation to originate New Loans.

3 TRANSFER OF EXISTING LOANS

      If, following any request made in accordance with clause 2.1(a), the Company at its sole discretion notifies the relevant Originator that it is only prepared to purchase a Proposed New Loan after completion thereof by the relevant Originator, it shall notify the relevant Originator of the date upon which it is prepared to effect such purchase and, subject to the prior receipt by the Company from the relevant Approved Solicitors of an Approved Undertaking, the Company will pay to the relevant Originator the Purchase Price of that New Loan whereupon the relevant Originator shall sell and the Company shall purchase from the relevant Originator all the relevant Originator's right, title, interest and benefit in and to that New Loan its related Mortgage and its related Collateral Security including the Relevant Rights upon and subject to the terms set out in clause 2.1(d) as if the reference therein to completion were a reference to such purchase.

4 NO EXCLUSIVITY

      Nothing herein or in any of the other Transaction Documents shall prevent or restrict any Originator entering into any other arrangement with any party other than the Company having similar effect to this Agreement.

5 REQUEST FOR FUNDS

5.1 In the case of the origination of a Proposed New Loan pursuant to clause 2.1, the relevant Originator shall instruct or shall procure that the Administrator instructs the relevant Approved Solicitor to procure that any request for transfer of funds to complete that Proposed New Loan (the "Funds Transfer Request") is made and a copy provided to the Company no later than the close of business of the Business Day before the day set for completion of the relevant Proposed New Loan.

5.2 The Company's obligation to transfer the funds in order to complete any Proposed New Loan shall arise only upon the date referred to as the "Completion Date" in the Funds Transfer Request and the relevant monies shall be transferred on that date by the Company (or the Administrator on its behalf) from the Borrower Funding Account (as defined in the Loan Facility Agreement) to the relevant client account of the relevant Approved Solicitors.

5.3 In the case of a purchase of a New Loan pursuant to clause 3, the Company (or the Administrator on its behalf) shall, subject as set out in clause 3, procure the transfer from the Borrower Funding Account on the relevant date of the consideration referred to therein.

5.4 If any Proposed New Loan has not been completed within five Business Days following the date upon which the Company transfers funds to the relevant Approved Solicitors (in this sub-clause, the "relevant date") the relevant Originator (or the Administrator on its behalf) shall procure that such funds are re-transferred to the Company to such account as the Company shall from time to time specify no later than the Business Day following the relevant date.

6 DECLARATION OF TRUST

      In consideration of the Company agreeing to enter into this Agreement:

      (a) each Originator agrees to execute the Originator Declaration of Trust;

      (b) each Originator hereby agrees to grant and execute a Supplemental Scottish Declaration of Trust in relation to each Loan which is a Scottish Loan forthwith upon the relevant Trust Event in respect thereof; and

      (c) each Originator hereby agrees to grant and execute a.Scottish Transfer in relation to each New Loan which is a Scottish Loan forthwith upon the relevant Trust Event in respect thereof.

7 CLOSING DATE

      On the Closing Date, the Originators shall deliver to the Company or as it may direct duly executed by each Originator:

      (a)   the Originator Declaration of Trust; and

      (b)   the Originator Power of Attorney.

8 TITLE DEEDS

8.1 Each Originator shall hold or procure that there are held all of the Title Deeds and Loan Files relating to each of the Loans comprised in the Portfolio for the benefit of, and to the order of, the Company or such other person or persons as the Company shall specify with effect from the occurrence of the relevant Trust Event in respect thereto until delivery to or at the direction of the Company. Each Originator shall hold such of the Title Deeds and Loan Files as it does not have in its possession for the benefit of, and to the order of, and upon trust for, the Company or such other person or persons as the Company shall specify from the date upon which it obtains possession of the same until delivery to or at the direction of the Company. Each Originator shall, at the request of the Company, deliver to any third party specified by the Company, a written acknowledgement that the Title Deeds and/or Loan files and/or Relevant Right received by or, as the case may be, in the possession of that Originator are held to the order of that third party, such acknowledgement to be in a form satisfactory to the Company.

8.2 To the extent that any of the documents referred to in clause 8.1 are held to the order of an Originator by H.M. Land Registry or the Registers of Scotland or by solicitors acting for an

      Originator or any Borrower, that Originator will, with effect from the Closing Date, treat all of such documents as if held to the order of the Company.

8.3 If at (or at any time after) the Closing Date, an Originator holds, or there is held to its order, or it receives, or there is received to its order, any of the Relevant Rights in respect of any of the Loans comprised in the Portfolio, that Originator undertakes with the Company that it will hold such Relevant Rights upon trust for the Company as the trustee thereof pursuant to the Originator Declaration of Trust or for such other person or persons as the Company shall specify.

8.4 To give effect to the provisions of this clause 8, the relevant Originator shall procure that the relevant Approved Solicitor shall, upon completion of a New Loan, or, as the case may be, the purchase of an Existing Loan in accordance with this Agreement, provides an Approved Undertaking.

9 WARRANTIES AND REPRESENTATIONS

      Each Originator, in respect of Trust Property comprising Loans originated or, as applicable, sold by it, severally represents and warrants to the Company as at the time of the relevant Trust Event in the same terms, mutatis mutandis, as those representations and warranties given on the part of the Company set out in clause 14.3(B) of the Loan Facility Agreement.

10 CONSEQUENCES OF WARRANTY BREACH

10.1 In the event of there being a breach of the Warranties the effect of which is to entitle the Lender to reduce the Loan Value (as defined in the Proceeds Agreement) in respect of any Loan to 0%, the relevant Originator shall, within 28 days after receipt of written notice of such breach from the Company, be entitled to attempt to remedy the matter giving rise to such breach of Warranty. If such matter is capable of remedy or, if such matter is not capable of remedy, or, if capable of remedy, is not so remedied within the said period of 28 days, the relevant Originator shall be entitled to serve a notice (a "Call Notice") requiring the Company to sell to that Originator or to such other person as that Originator may direct its Repurchase Rights in relation to such Loan free from any right or interest created thereover by the Company.

10.2 Completion of any sale under clause 10.1 shall take place immediately following expiry of the 28 day period referred to therein, or at the relevant Originator's earlier election, when the relevant Originator shall pay or procure the payment to the Company or as the Company shall direct, an amount equal to the Purchase Price. Any sale of a Loan by the Company pursuant to the foregoing provisions of this clause shall be free from encumbrances created by the Company but otherwise the relevant Originator or other relevant purchaser shall have no recourse to the Company in respect thereof.

11 RELEASE

      The Company shall within a reasonable period after receipt of notice of such proposed sale, execute and deliver a deed of assignment, assignation, transfer or release, as applicable, at the request and cost of the relevant Originator or other relevant purchaser of any such Loan and its Collateral Security against payment therefor in accordance with clauses 10.2.

12 EFFECT OF PURCHASE

      Any purchase of a Loan and its Collateral Security in accordance with clause 10 shall constitute a discharge and release of the relevant Originator from any claims which the Company may have against that Originator arising from breach of any Warranty in relation to that Loan but shall not affect any rights arising from a breach of Warranty in relation to any other Loan.

13 COVENANTS AND UNDERTAKINGS

13.1 Each Originator undertakes, severally in respect of the Loans originated or sold by it hereunder, with the Company that:

      (a) if any legal or regulatory proceedings are raised against it, it will immediately notify the Company thereof;

      (b) if the Company so requires in writing, each of the Originators shall join in any legal proceedings brought by the Company against any person relating to the Loan and the related Mortgage agreed to be sold thereby, subject always to that Originator being fully indemnified to its reasonable satisfaction for its costs by the Company;

      (c) it will not sell, transfer or dispose of or purport to sell, transfer or dispose of any interest in or otherwise deal in any Loan or the related Collateral Security sold by it other than as contemplated by this Agreement or any of the other Transaction Documents; and

      (d)   it will notify the Company of all material breaches of Warranties.

14 MERGER

      Any term of this Agreement to which effect is not given on the Closing Date shall not merge and shall remain in full force and effect notwithstanding Closing.

15 NO AGENCY OR PARTNERSHIP

      It is hereby acknowledged and agreed by the parties that nothing in this Agreement shall be construed as giving rise to any relationship of agency, save as expressly provided herein, or partnership between any of the parties and that in fulfilling its obligations hereunder, each party shall be acting entirely for its own account.

16 PAYMENTS

      All payments to be made pursuant to this Agreement shall be made, without set-off or counterclaim, in sterling in immediately available funds and shall be deemed to be made when they are received by the payee and shall be accounted for accordingly.

17    WAIVERS AND VARIATIONS

17.1 Exercise or failure to exercise any right under this Agreement shall not, unless otherwise herein provided, constitute a waiver of that or any other right.

17.2 No variation of this Agreement shall be effective unless it is in writing and signed by (or by some person duly authorised by) each of the parties hereto.

18 ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement and understanding between the parties in relation to the subject matter hereof and cancels and replaces any other agreement or understanding in relation thereto.

19 NOTICES

19.1  Giving of notices

      All notices or other communications under or in connection with the Transaction Documents shall be given in writing or by facsimile. Any such notice will be deemed to be given as follows:

      (a)   if in writing and sent by hand, when delivered;

      (b)   if in writing and sent by post, 48 hours after posting; and

      (c)   if by facsimile, when satisfactorily transmitted.

      However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

19.2  Address for notices

      (a)   The address, telephone and facsimile number of the Lender is:

            Greenwich International, Ltd., 9 Floor, 1 Jermyn Street, London SW1Y 4UA

            Tel No:     0171 375 5819
            Fax No:     0171 375 5510
            Attention:  Jeff Beckwith

            with a copy to:

            Offices of the General Counsel, located at 600 Steamboat Road, Greenwich, Connecticut, 06830 USA

            Tel No:     00 1 203 625 6040
            Fax No:     00 1 203 629 4571
            Attention:  General Counsel

            or such other address, telephone or facsimile number as the Lender may notify to the other parties by not less than 5 Business Days' notice.

      (b)   The address and facsimile number of the Company are:

            Mortgage Management Limited, Cityscape House, Croxley Business Park, Watford Herdfordshire, WD1 8YF

            Tel No:     01923 426 426
            Fax No:     01923 426 826
            Attention:  Company Secretary

            or such other address, telephone or facsimile number as the Company may notify to the other parties by not less than 5 Business Days' notice.

      (c)   The address, telephone and facsimile number of the Originators is:

            c/o City Mortgage Corporation Limited, Cityscape House, Croxley Business Park,
            Watford, Herdfordshire, WD1 8YF

            Tel No:     01923 426 426
            Fax No:     01923 426 826
            Attention:  Company Secretary

            or such other address, telephone or facsimile number as CMC may notify to the other parties by not less than 5 Business Days' notice.

20 ASSIGNMENT

      Neither the Originators nor the Company may assign or create any Security Interest over its rights or interest and/or transfer its obligations under this Agreement, save that (i) the Company may assign its rights under this Agreement pursuant to the Debenture or otherwise with the prior written consent of the Lender provided that nothing herein shall prevent the Company from exercising such rights as it may have over or in respect of the Portfolio, as provided in the Transaction Documents. The Originators nominate and authorise CMC to receive and acknowledge receipt of any notices or intimations in respect of such assignations, charges or security granted by the Company in favour of the Lender, on their behalf.

21 GOVERNING LAW

      This document shall be governed by and construed in accordance with English law, provided that any terms hereof which are particular to the law of Scotland shall be governed by and construed in accordance with Scots law.


IN WITNESS whereof the Originators and the Company have executed these presents as a Deed at London on the day and year first before written.

Executed as a deed                  )
by CITY MORTGAGE                    )
CORPORATION LIMITED                 )

acting as attorney:                 )


Executed as a deed                  )
by J & J SECURITIES LIMITED         )

acting as attorney:                 )


Executed as a deed                  )
by HOME MORTGAGES                   )
CORPORATION LIMITED                 )

acting as attorney:                 )


Executed as a deed                  )
by HOME FUNDING                     )
CORPORATION LIMITED                 )

acting as attorney:                 )


Executed as a deed                  )
by ASSURED FUNDING                  )
COPORATION LIMITED                  )

acting as attorney:                 )

Executed as a deed                  )
by MORTGAGE MANAGEMENT              )
LIMITED                             )

acting as attorney:                 )

                                   SCHEDULE 1

                      FORM OF ORIGINATOR POWER OF ATTORNEY

THIS POWER OF ATTORNEY is made on [       ]

BY

(1) CITY MORTGAGE CORPORATION LIMITED (registered number 3043776) whose registered office is at 19 Cavendish Square, London WA 2AW ("CMC");

(2) J&J SECURITIES LIMITED (registered number 1335672) whose registered office is at 19 Cavendish Square, London WA 2AW ("J&J");

(3) HOME MORTGAGE CORPORATION LIMITED (registered number 2000967) whose registered office is at 19 Cavendish Square, London WA 2AW ("HMC");

(4) HOME FUNDING CORPORATION LIMITED (registered number 1967932) whose registered office is at 19 Cavendish Square, London WA 2AW ("HFC");

(5) ASSURED FUNDING CORPORATION LIMITED (registered number 2102520) whose registered office is at 19 Cavendish Square, London WA 2AW ("AFC");

      (each, a "Donor" and, together, the "Donors") in favour of each of the following two parties (identified at (6) and (7)) (each a "Donee" and together the "Donees")

(6) MORTGAGE MANAGEMENT LIMITED (registered number 2002263) whose registered office is at Harcourt House, 19 Cavendish Square, London WA 2AW ("MML"); and

(7) GREENWICH INTERNATIONAL, LTD. a company incorporated in Bermuda whose registered office is at Cedar House, 41 Cedar Avenue, Hamilton, Bermuda and whose branch in the United Kingdom is at 1 Jermyn Street, 7th Floor, London SW1Y 4UH ("GIL").

WHEREAS

(A) By an agreement of even date between the parties hereto (the "Origination and Transfer Agreement"), the Donors agreed to transfer to the Company the Loans and their Collateral Security.

(B) By or pursuant to the Originator Declaration of Trust and any Scottish Declaration of Trust executed pursuant to the Origination and Transfer Agreement, the Donors are to hold the benefit of the legal title or proprietorship, as the case may be, to or of the Loans and their Collateral Security on trust for the Company absolutely.

(C) The Donors have agreed to enter into these presents for the purposes hereinafter appearing.

(D) Words and expressions defined in the Origination and Transfer Agreement shall, unless otherwise defined herein or unless the context otherwise requires, have the same meanings in this Agreement.

NOW THIS DEED WITNESSETH THAT EACH DONOR HEREBY APPOINTS each of the Donees severally to be its true and lawful attorney (with power to sub-delegate) for it and in its name to do the following acts and things or any of them:

1. to exercise its rights, powers and discretion under the Mortgage Loans and their Collateral Security including the right to determine and set, in its absolute discretion, the rate or rates of interest chargeable to the relevant borrowers under the Mortgage Loans and Mortgages in accordance with the relevant Mortgage Conditions referred to therein (including, without limitation, the right, in its absolute discretion, to set and to calculate the Monthly Payments);

2. to exercise all powers exercisable by the Donor by reason of its remaining for the time being the legal mortgagee or registered or recorded heritable creditors in respect of any of the Mortgages or, as the case may be, the registered proprietor at HM Land Registry or the registered or recorded heritable creditor in the Registers of Scotland of any of the Mortgages;

3. to demand sue for and receive all moneys due or payable under the Mortgage Loans and their related Mortgages or any such Collateral Security or related rights;

4. upon payment of such moneys or of any part thereof to give good receipts and discharges for the same and to execute such receipts, releases, re-assignments, surrenders, instruments and deeds as may be requisite or advisable.

5. without prejudice to any of the foregoing, to execute and deliver in the case of English Mortgages of Property which relate to registered land (including any Property which is the subject of an application for first registration) such legal transfers in the form set out in Schedule 2 to the Origination and Transfer Agreement and, in the case of English mortgages of Property which relate to unregistered land, legal transfers in the form set out in Schedule 3 to the Origination and Transfer Agreement and, in the case of Scottish Mortgages, assignations in either of the forms (as appropriate) set out in Schedule 7 and 8 to the Origination and Transfer Agreement as a Donee considers necessary (with, in either case, such amendments as may reasonably be required to such transfers and assignations) together with such further transfers, assignments and assignations of the other Collateral Security and related rights sold by that Donor under the Origination and Transfer Agreement or, as the case may be, held on trust pursuant to any Scottish Declarations of Trust and notices of all such transfers, assignments and assignations, in each case in such form as a Donee may require including, without limitation, assignments and assignations in the respective forms set out in the schedules to the Origination and Transfer Agreement (or such other forms as a Donee may reasonably require) in order to perfect the Company's interest therein by means of a transfer or assignation of the legal estate and title; and

6. from time to time to substitute and appoint severally one or more attorney or attorneys for all or any of the purposes aforesaid.

AND each Donor hereby agrees at all time hereafter to ratify and confirm whatsoever any act matter or deed any attorney or substitute shall lawfully do or cause to be done under or concerning these presents.

AND each Donor hereby declares that these presents having been given for security purposes and to secure a continuing obligation the powers hereby created shall be irrevocable within the meaning of Section 4 of the Powers of Attorney Act 1971.

This Power of Attorney shall be governed by English law.

DULY DELIVERED as a deed on the day and year first before written.

Executed and delivered as a deed          )
by CITY MORTGAGE                          )
CORPORATION LIMITED                       )
in the presence of:                       )


                  Director


                  Director



Executed and delivered as a deed          )
by J&J SECURITIES LIMITED                 )
in the presence of:                       )


                  Director


                  Director

Executed and delivered as a deed          )
by HOME MORTGAGES                         )
CORPORATION LIMITED                       )
in the presence of:                       )


                  Director


                  Director



Executed and delivered as a deed          )
by HOME FUNDING                           )
CORPORATION LIMITED                       )
in the presence of:                       )


                  Director


                  Director



Executed and delivered as a deed          )
by ASSURED FUNDING                        )
CORPORATION LIMITED                       )
in the presence of:                       )


                  Director


                  Director

                                    ANNEXURE
                                (List of Donors)


                        City Mortgage Corporation Limited
                            (Registered No. 3043776)

                             J&J Securities Limited
                            (Registered No. 1335672)

                       Home Mortgages Corporation Limited
                            (Registered No. 2000967)

                        Home Funding Corporation Limited
                            (Registered No. 1967932)

                       Assured Funding Corporation Limited
                            (Registered No. 2102520)

                                   SCHEDULE 2

                      (FORM OF TRANSFER (REGISTERED LAND))


                                  HMLR FORM 54

                               H.M. LAND REGISTRY

                       LAND REGISTRATION ACTS 1925 TO 1988

                               TRANSFER OF CHARGES

District Land Registry :
Title No                :
Properties              :
Date                    :

[                       ] (registered number   ) whose registered office is
at [             ](the "Transferor") with full title guarantee hereby transfers
to MORTGAGE MANAGEMENT LIMITED (registered number      ) whose registered office
is at [        ] (the "Transferee") all right, title, interest and benefit (both present and future) of the Transferor in the several charges (the "Charges") particulars whereof are set out in the Annexure hereto of which it is or is entitled to be the registered proprietor including for the avoidance of doubt:

(a) the right to demand, sue for, recover and give receipts for all principal monies under the Charges or the unpaid part thereof and the interest to become due thereon; and

(b) the benefit of all securities for such principal monies and interest and the benefit of and the right to sue on all covenants with the Transferor in each Charge and the right to exercise all powers of the Transferor in relation to each Charge; and

(c) all the estate and interest in the properties brief particulars of which are set out in the Annexure hereto vested in the Transferor subject to redemption or cesser; and

(d) all causes of action of the Transferor against any person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with any Charge or effecting the Transferor's decision to make the relevant advance; and

(e) the benefit of any deeds given in respect of any Charge by any occupier of the property the subject of such Charge and aged eighteen years or over, postponing his interest in such property, if any, so that it ranks after that of the Transferor; and

(f) the benefit of any deeds given in respect of any Charge whereby any person holding the benefit of any mortgage, sub-mortgage, charge, sub-charge, pledge, lien, right of set-off or other security interest affecting the property the Charge agrees to postpone such interest in favour of any similar interest of the Transferor.

but excluding (i) the legal charges on the life assurance policies (if any) charged as collateral security therefor; (ii) the Transferor's right, title, interest and benefit in certain other insurance contracts and certain guarantees each comprised in separate assignments of even date herewith between the parties hereto.

Duly delivered as a Deed on the date inserted above.


THE COMMON SEAL OF                      )
[                 ] LIMITED             )
was hereunto affixed in                 )
the presence of:                        )


                  Director


                  Director

                                    ANNEXURE


Title No.     Address of          Name of       Mortgage Loan   Date of Charge
              Property            Borrowers     Number

                                   SCHEDULE 3

                     (FORM OF TRANSFER (UNREGISTERED LAND))

THIS TRANSFER OF MORTGAGES is made the day of 1998 BETWEEN [                   ]
(registered number) whose registered office is at [         ] (the "Transferor")
of the one part and MORTGAGE MANAGEMENT LIMITED (registered number   ) whose
registered office is at [        ] (hereinafter called the "Transferee") of the
other part.

WHEREAS

(A) By the mortgages ("Mortgages") brief particulars of which are contained in the Annexure hereto, the properties (brief particulars of which are set out therein) (the "Properties") because security for the repayment of the monies therein mentioned.

(B) The aggregate principal sum of (pound)[ ] ([ ] pounds) secured by the Mortgages remains due and owing together with interest thereon and the Transferor has agreed to transfer to the Transferee all right, title, interest and benefit of the Transferor (both present and future) in and under the Mortgages for the consideration hereinafter mentioned.

NOW THIS DEED WITNESSETH as follows:
the Transferor will full title guarantee hereby transfers unto the Transferee all right, title, interest and benefit of the Transferor in the Mortgages including for the avoidance of doubt:

(a) the right to demand, sue for, recover and give receipts for all principal monies under the Mortgages or the unpaid part thereof and the interest to become due thereon; and

(b) the benefit of all securities for such principal monies and interest and the benefit of and the right to sue on all covenants with the Transferor in each Mortgage and the right to exercise all powers of the Transferor in relation to each Mortgage; and

(c) all the estate and interest in the properties brief particulars of which are set out in the Annexure hereto vested in the Transferor subject to redemption or cesser; and

(d) all causes of action of the Transferor against any person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with any Mortgage or effecting the Transferor's decision to make the relevant advance; and

(e) the benefit of any deeds given in respect of any Mortgage by any occupier of the property the subject of such Mortgage and aged eighteen years or over, postponing his interest in such property, if any, so that it ranks after that of the Transferor; and

(f) the benefit of any deeds given in respect of any Mortgage whereby any person holding the benefit of any mortgage, sub-mortgage, charge, sub-charge, pledge, lien, right of set-off or other security interest affecting the property the subject of the Mortgage agrees to postpone such interest in favour of any similar interest of the Transferor.

but excluding (i) the legal charges on the life assurance policies (if any) charged as collateral security therefor; (ii) the Transferor's right, title, interest and benefit in certain other insurance contracts and certain guarantees each comprised in separate assignments of even date herewith between the parties hereto

TO HOLD the same unto the Transferee absolutely.


Duly delivered as a Deed on the date inserted above.



THE COMMON SEAL of                         )
[                       ]                  )
was hereunto affixed in the presence of:   )



                  Director


                  Director

                                    ANNEXURE

                Address of     Name of         Mortgage Loan
Title No.       Property       Borrowers       Number         Date of Charge

                                   SCHEDULE 4

                      (FORM OF ASSIGNMENT OF LIFE CHARGES)


THIS ASSIGNMENT is made the                 day of 1997                  BETWEEN

(1)   [                       ] (registered number            ) whose registered
      office is at [        ] ("the Assignor"); and

(2)   MORTGAGE MANAGEMENT LIMITED (registered number         ) whose registered
      office is at [            ] (the "Assignee").

WHEREAS

(A) By several transfers and assignations of even date herewith and made between the Assignor and the Assignee, the Assignor has entered into transfers and assignations of title to certain Loans and their related Mortgages to the Assignee.

(B) By several assignments, assignations or charges ("Life Charges") certain life assurance policies (the "Life Policies") are assigned or charged by way of security to the Assignor as collateral security for the sums secured by some of the said Loans.

(C) This Assignment is supplemental to the said several transfers and assignations.

NOW THIS DEED WITNESSETH as follows:

The Assignor with full title guarantee (or, in the case of Life Charges relative to Scottish Loans, with absolute warrandice) hereby transfers and assigns unto the Assignee all right, title, interest and benefit of the Assignor (both present and future) in the Life Charges including for the avoidance of doubt:

(i) the benefit of and the right to sue on all covenants with and undertakings to the Assignor in each Life Charge and the right to exercise all powers of the Assignor in relation to each Life Charge; and

(ii) all the estate, title and interest in the Life Policies vested in the Assignor.

TO HOLD the same unto the Assignee absolutely.

IN WITNESS WHEREOF the Assignor has caused this Assignment to be executed as a Deed on its behalf the day and year first before written.

THE COMMON SEAL of                         )
[                       ]                  )
was hereunto affixed in the presence of:   )

                                Director


                                Director

                                   SCHEDULE 5

                (FORM OF ASSIGNMENT OF INSURANCE CONTRACTS)

THIS AGREEMENT is made the                 day                 of 1998

BETWEEN

(1)   [                       ] (registered number     ) whose registered office
      is at [                       ]  ("the Assignor"); and

(2)   MORTGAGE MANAGEMENT LIMITED (registered number 2002263) whose registered
      office is at [                       ] (the "Assignee").

WHEREAS

(A) By several transfers and assignations of even date herewith and made between the Assignor and the Assignee, the Assignor has entered into transfers and assignations of title to certain Loans and their related Mortgages to the Assignee.

(B) The Assignor has an interest in certain contracts of insurance (the "Insurance Contracts") which relate to those Mortgages and the Properties upon which they are secured ("Properties");

(C) This Assignment is supplemental to the said several transfers and assignations.

NOW THIS DEED WITNESSETH as follows:

IN further consideration of the sums referred to in the said several transfers and assignations the Assignor with full title guarantee hereby assigns unto the Assignee absolutely all rights, title, interest and benefit of the Assignor (if any) (whether present or future) in relation to the Insurance Contracts including the rights to receive the proceeds of any claim

TO HOLD the same unto the Assignee absolutely.

IN WITNESS WHEREOF the Assignor has caused this Assignment to be executed as a Deed on its behalf the day and year first before written.

THE COMMON SEAL of                         )
[                       ]                  )
was hereunto affixed in the presence of:   )

                        Director

                        Director

                                   SCHEDULE 6

                       (FORM OF ASSIGNMENT OF GUARANTEES)


THIS ASSIGNMENT is made the                 day of                   1998

BETWEEN

(1)   [                       ] (registered number     ) whose registered office
      is at [                       ]  ("the Assignor"); and

(2)   MORTGAGE MANAGEMENT LIMITED (registered number 2002263) whose registered
      office is at [                       ] (the "Assignee").

WHEREAS

(A) By several transfers and assignations of even date herewith and made between the Assignor and the Assignee, the Assignor has entered into transfers and assignations of title to certain Loans and their related Mortgages to the Assignee.

(B) The Assignor has the benefit of certain guarantees the ("Guarantees") as security for the obligations of borrowers in relation to the Loans.

(C) This Assignment is supplemental to the said several transfers and assignations.

NOW THIS DEED WITNESSETH as follows:

In further consideration of the sums referred to in the said several transfers and assignations the Assignor with full title guarantee (or, in the case of Guarantees relative to Scottish Loans, with absolute warrandice) hereby assigns unto the Assignee all right, title, interest and benefit of the Assignor (whether present or future, legal or equitable) in and under all Guarantees taken by it in respect of the obligations of any of the borrowers in respect of the obligations of any of the borrowers in relation to the Loans

TO HOLD the same unto the Assignee absolutely.

IN WITNESS WHEREOF the Assignor has caused this Assignment to be executed as a Deed on its behalf the day and year first before written.

THE COMMON SEAL of                         )
[                       ]                  )
was hereunto affixed in the presence of:   )

                  Director


                  Director

                                   SCHEDULE 7

                (FORM OF SCOTTISH TRANSFER (LAND REGISTER))

WE, [insert name of Originator], incorporated under the Companies Acts in
England (Number [     ]) and having our Registered Office at [      ] (the
"Assignor"), in implement pro tanto of an Origination and Transfer Agreement among us the Assignor, Mortgage Management Limited (registered number 2002263)
and having its registered office at [       ] (the "Company") and others
dated [        ](the "Mortgage Transfer Agreement") and for the consideration set out therein HEREBY ASSIGN to the Company the Standard Securities granted by the respective parties whose names are specified in Column 1 of the Schedule annexed and executed as relative hereto in favour of us the Assignor for all sums due and to become due, to the extent of the respective sums specified in the relative entry in Column 2 of the said Schedule being the amounts now due under the said respective Standard Securities, registered said respective Standard Securities in the Land Register under the Title Number specified in the relative entry in Column 3 of the said Schedule on the date specified in the relative entry in Column 4 of the said Schedule: With interest and arrears and
accumulations of interest and charges from [     ]: And we the Assignor further
ASSIGN to and in favour of the Company our whole right title and interest in all and any credit agreements or agreements for loan entered into between us the Assignor and the said respective parties whose names are specified in Column 1 of the said Schedule and secured by the said Standard Securities:

IN WITNESS WHEREOF these presents typewritten on this page are together with the Schedule annexed hereto executed as follows:-

SUBSCRIBED for and on behalf of the
said [insert name of Originator]

at
      .................................

on
      .................................

by
      .................................

      .................................


      .................................

      .................................

 This is the Schedule referred to in the foregoing Assignation of Standard
   Securities by [insert details of Originator] in favour of the Company dated [insert date].

         1                   2                   3                   4
     [Parties]      [Loan Outstanding]      [Title No.]     [Registration Date]

                                   SCHEDULE 8

               (FORM OF SCOTTISH TRANSFER (SASINE REGISTER))


WE, [insert name of Originator], incorporated under the Companies Acts in
England (Number [      ]) and having our Registered Office at [      ]
(the "Assignor"), in implement pro tanto of an Origination and Transfer Agreement among us the Assignor, Mortgage Management Limited (registered number
2002263) and having its registered office at [      ] (the "Company") and others
dated [        ] (the "Mortgage Transfer Agreement") and for the consideration set out therein HEREBY ASSIGN to the Company the Standard Securities granted by the respective parties whose names are specified in Column 1 of the Schedule annexed and executed as relative hereto in favour of us the Assignor for all sums due and to become due, to the extent of the respective sums specified in the relative entry in Column 2 of the said Schedule being the amounts now due under the said respective Standard Securities, recorded said respective Standard Securities in the Register for the County specified in the relative entry in Column 3 of the said Schedule on the date specified in the relative entry in Column 4 of the said Schedule: With interest and arrears and accumulations of
interest and charges from [      ]: And we the Assignor further ASSIGN to and in
favour of the Company our whole right title and interest in all and any credit agreements or agreements for loan entered into between us the Assignor and the said respective parties whose names are specified in Column 1 of the said Schedule and secured by the said Standard Securities:

IN WITNESS WHEREOF these presents typewritten on this page are together with the Schedule annexed hereto executed as follows:-

SUBSCRIBED for and on behalf of the
said [insert name of Originator]

at
      .................................................

on
      .................................................

by
      .................................................

      .................................................


      .................................................

      .................................................


REGISTER on behalf of the within named  Mortgage  Management  Limited in the
REGISTERS of the COUNTIES of [           ]

                                     Agents

 This is the Schedule referred to in the foregoing Assignation of Standard
   Securities by [insert details of Originator] in favour of the Company dated [insert date].

         1                   2                   3                   4
     [Parties]      [Loan Outstanding]       [County]        [Recording Date]

                                   SCHEDULE 9

                     (FORM OF SCOTTISH DECLARATION OF TRUST)

                              DECLARATION OF TRUST

                                     between

[Insert name of Originator] LIMITED, incorporated under the Companies Acts in
England (Registered Number     ) and having its registered office at [         ]
(the "Originator")

                                       and

MORTGAGE MANAGEMENT LIMITED incorporated under the Companies Acts in England
(registered number 2002263) and having its registered office at [        ] (the
"Company")

WHEREAS:

(A) Legal title to the Further Scottish Trust Property aftermentioned is held by and vested in the Originator;

(B)   In terms of an Origination and Transfer Agreement made between the
      Originator, the Company and others dated [          ] Nineteen hundred and
      Ninety eight (the "Origination and Transfer Agreement") the Originator has agreed to sell the said Further Scottish Trust Property to the Company; and

(C) In implement of the Origination and Transfer Agreement and pending the taking of legal title to the said Further Scottish Trust Property by the Company, the Originator has undertaken to grant this deed:

NOW THEREFORE the parties HEREBY AGREE AND DECLARE as follows:

1 Interpretation

      In this deed (which expression shall include the Schedule and Recitals hereto):

1.1 words and expressions defined in the Origination and Transfer Agreement shall, unless the context otherwise requires, have the same meanings in this deed;

1.2 Further Scottish Trust Property shall mean the Scottish Loans and the whole Collateral Security (including without limitation the Scottish Mortgages) relative thereto, brief particulars of which Loans, Scottish Mortgages are detailed in the schedule annexed and executed as relative hereto), and (a) all principal sums, including any further advances, present or future, interest and expenses comprised therein and secured thereby, (b) all monies, rights, interests, benefits and others pertaining thereto or deriving therefrom (including without limitation all

      MHA Documentation) including Related Rights and (c) all powers and remedies for enforcing the same and (d) all proceeds resulting from the enforcement of any of the Loans their related Mortgages and their Collateral Security; and

1.3   words importing the singular number include the plural and vice versa.

2 Declaration of Trust

      The Originator hereby DECLARES that from and after the date hereof it holds and, subject to Clause 6 hereof, shall henceforth hold the Further Scottish Trust Property and its whole right, title and interest, present and future, therein and thereto in trust absolutely for the Company and its assignees (whether absolutely or in security) whomsoever.

3 Intimation

      The Originator hereby intimates to the Company the coming into effect of the trust hereby declared and created and the Company by its execution hereof immediately subsequent to the execution of this deed by the Originator acknowledges such intimation.

4 Dealings with Trust Property and Negative Pledge

      The Originator warrants and undertakes that:

4.1 as at the date hereof, it holds, subject to any pending registration or recording in the Registers of Scotland, legal title to the Further Scottish Trust Property unencumbered by any fixed or floating charge, diligence or other Security Interest;

4.2 it shall not create or agree to create any fixed or floating charge or other Security Interest or encumbrance over or which may attach to or affect the whole or any part of the Further Scottish Trust Property or otherwise dispose of the same at any time when such Further Scottish Trust Property or part thereof remains subject to the trust hereby created; and

4.3 it shall deal with the Further Scottish Trust Property (including without prejudice to said generality the calculation and setting of any interest rate applicable thereto) in accordance with the provisions of the Transaction Documents and the specific written instructions (if any) of the Company and its foresaids and shall take, subject to Clause 6 hereof, any such action as may be necessary (including for the avoidance of doubt the raising or defending of any proceedings in any court of law whether in Scotland or elsewhere) to secure or protect the title to the Further Scottish Trust Property but only in accordance with the specific written instructions (if any) of the Company and its foresaids.

5 Transfer of Title

      The provisions of the Origination and Transfer Agreement shall be deemed to be incorporated herein insofar as the same pertain to the Further Scottish Trust Property and during the continuance of the trust hereby declared and created the Company as beneficiary hereunder shall have the benefit of all rights and powers conferred, including without limitation the right to perfect legal title to the Further Scottish Trust Property or any part thereof and to call upon the Originator to undertake all acts and things and execute all deeds and documents as may be required to effect the same, and notwithstanding the winding up of the Originator or the making of any administration order in respect of the Originator or the appointment of a receiver to all or any part of the Further Scottish Trust Property, and for further assuring the said rights and powers the Originator has executed and delivered to the Company the Originator Power of Attorney.

6 Termination of Trust

      If legal title to any part or parts of the Further Scottish Trust Property is taken by the Company in accordance with the provisions of Clause [ ] of the Origination and Transfer Agreement (which in the case of any Scottish Mortgage shall be constituted by the registration or recording of the title thereto in the Registers of Scotland); or any part of parts of the Further Scottish Trust Property forms the subject of a purchase or repurchase in accordance with the terms of the Origination and Transfer Agreement, the trust hereby declared and created shall (but only when any of the events or transactions before stated has been completed irrevocably validly and in full) ipso facto fall and cease to be of effect in respect of such part or parts of the Further Scottish Trust Property but shall continue in full force and effect in respect of the sole remainder (if any) of the Further Scottish Trust Property.

7 Assignation

      The Company shall be entitled to assign (whether absolutely or in security) its rights and interests under this deed and the trust hereby declared and created. [In the event of such assignation being made by the Company, the Originator hereby appoints and authorises City Mortgage Corporation Limited as agent of the Originator for the purposes of acknowledging intimation of such assignation. [This paragraph is to be deleted where CMC is the Originator]

8 Variation

      For so long as any of the Secured Amounts remain outstanding, this deed and the trust hereby declared and created shall not be varied in any respect without the consent in writing of the Company and GIL.

9 Governing Law

      This deed shall be governed by and construed in accordance with the law of Scotland and each of the parties hereby prorogates the non-exclusive jurisdiction of the Scottish Courts so far as not already subject thereto and waives any right or plea of forum non conveniens in respect of such jurisdiction.

10 Registration

      The parties hereto consent to the registration of these presents for preservation.

IN WITNESS WHEREOF these presents typewritten on this and the preceding four pages together with the Schedule annexed hereto are executed for and on behalf
of the Originator and the Company at [                ] on [            ] 1998
as follows:


SUBSCRIBED for and on behalf of the
said [insert name of Originator]
LIMITED
by

 .....................................        .................................

and

 .....................................        .................................


SUBSCRIBED for and on behalf of the
said MORTGAGE MANAGEMENT
LIMITED  by

 .....................................        .................................


and
 .....................................        .................................

  Schedule referred to in the foregoing Scottish Declaration of Trust by City
     Mortgage Corporation Limited in favour of Mortgage Management Limited

          1                2                  3                  4
     Account No.      Borrowers full   Address of secured    Sums Due
                         names            property

                                   SCHEDULE 10

                INFORMATION TO BE CONTAINED IN LOAN SCHEDULE


For each capital repayment loan and each interest only loan (loans of each type to be shown separately) the following information shall be contained in the Loan
Schedule:

(i)    the Loan reference number;

(ii)   the charge priority of the Loan;

(iii)  the name of the Mortgagor;

(iv)   the identity of the Originator;

(v)    the address of the mortgaged Property including the postcode;

(vi)   the open market value of the Property;

(vii)  the date of maturity of the Loan;

(viii) the first payment date of the Loan;

(ix)   the principal amount of the Loan;

(x)    the cut-off date balance of the Loan;

(xi)   the scheduled payment amount of principal and interest;

(xii)  the rate of interest applicable to the Loan;

(xiii) the loan to value ratio at the open market value of the Property; and

(xiv)  the Property type.

                                   SCHEDULE 11

                                (THE ORIGINATORS)


                        City Mortgage Corporation Limited
                            (Registered No. 3043776)

                             J&J Securities Limited
                            (Registered No. 1335672)

                       Home Mortgages Corporation Limited
                            (Registered No. 2000967)

                        Home Funding Corporation Limited
                            (Registered No. 1967932)

                       Assured Funding Corporation Limited
                            (Registered No. 2102520)

                                   SCHEDULE 12

                 (FORM OF ORIGINATOR DECLARATION OF TRUST)

THIS DECLARATION OF TRUST is made the [      ] day of [      ] 1998 by:

(1) THE COMPANIES listed in the Annexure hereto (the "Originators" and, each, an "Originator")

IN FAVOUR OF:

(2)   MORTGAGE MANAGEMENT LIMITED, incorporated under the Companies Acts in
      England (registered number [     ]) and having its registered office at
      [         ] (the "Company").

NOW THIS DEED WITNESSETH:

1.    Interpretation and definitions

1.1   In this deed, unless the context otherwise requires:

      (a) words and expressions shall have the same meanings as are respectively ascribed to them in an agreement (the "Origination and Transfer Agreement") of even date between the Originators and the Company;

      (b)   "Trust Property" means:

            (i) in respect of each Proposed New Loan, prior to the completion of that Proposed New Loan, the relevant Origination Funds; and

            (ii)  in respect of each Loan, all of the Relevant Rights; and

      (c) "Trust Event" has the meaning ascribed thereto in the Origination and Transfer Agreement.

2.    Declaration of Trust

2.1 Each Originator hereby agrees and declares that it will hold upon trust for the Company absolutely with effect from each relevant Trust Event the relevant Trust Property.

2.2 Each Originator hereby agrees with the Company that it will not assign, transfer or otherwise dispose of any Trust Property vested in it other than in accordance with the Origination and Transfer Agreement.

3.    Governing Law

      This deed shall be governed by and construed in accordance with English law.

IN WITNESS whereof this deed has been executed by each of the Originators for delivery on the date and year first before written.

                                    ANNEXURE
                              (List of Originators)

                        City Mortgage Corporation Limited
                            (Registered No. 3043776)

                             J&J Securities Limited
                            (Registered No. 1335672)

                       Home Mortgages Corporation Limited
                            (Registered No. 2000967)

                        Home Funding Corporation Limited
                            (Registered No. 1967932)

                       Assured Funding Corporation Limited
                            (Registered No. 2102520)

                                                                  EXECUTION COPY


                      DEBENTURE CREATING A FLOATING CHARGE
                    POSTPONED TO ALL OTHER SECURITY INTERESTS


                                     between


                        CITY MORTGAGE CORPORATION LIMITED
                                (as the Chargor)


                                       and


                         GREENWICH INTERNATIONAL LIMITED
                                (as the Chargee)


                                 SIDLEY & AUSTIN
                                 Royal Exchange
                                 London EC3V 3LE
                               Tel: 0171-360 3600
                               Fax: 0171-626 7937

THIS DEBENTURE dated           February 1998 is made as a deed

BETWEEN:

(1) CITY MORTGAGE CORPORATION LIMITED, a company incorporated under the laws of England and Wales, (registered number 304377) whose registered office is at Harcourt House, 19 Cavendish Square, London, W1A 2AW (the "Chargor")

(2) GREENWICH INTERNATIONAL, LTD., a company incorporated under the laws of Bermuda, whose registered office is at Cedar House, 41 Cedar Avenue, Hamilton, Bermuda (the "Chargee").

WHEREAS:-

(A) The Chargor and the Chargee have entered into the Mortgage Loan Purchase Agreement and the Commitment Letter pursuant to which Mortgage Loans may be sold by the Chargor and its Originating Subsidiaries to the Chargee.

(B) The Chargor and CMF have entered into the Origination and Purchase Agreement and CMF and the Lender have entered into the Supplemental Agreement pursuant to which Mortgage Loans may, in lieu of being sold by the Chargor and its Originating Subsidiaries to the Chargee under the Mortgage Loan Purchase Agreement and Commitment Letter, be sold by the Chargor and its Originating Subsidiaries to CMF and, immediately thereafter, by CMF to the Chargee.

(C) Certain of the Mortgage Loans sold to the Chargee pursuant to the foregoing agreements have been subsequently securitised under the Securitisations.

(D) Pursuant to a letter dated 25 February 1998, the Chargee issued a letter stating that it terminated its obligation to purchase Mortgage Loans under the Commitment Letter and Mortgage Loan Purchase Agreement.

(E) The Chargor, CMS and the Chargee have agreed to provide the financing arrangements relating to the Existing Mortgage Loans and New Production Mortgage Loans and as part of those arrangements the Chargee has agreed to make available the Facility to the Borrower on the terms and subject to the conditions of the Loan Facility Agreement of even date between the Borrower, the Chargor and the Chargee so as to enable the Borrower to purchase the Existing Mortgage Loans and to finance the purchase by the Borrower of New Production Mortgage Loans.

(F) The Chargor has agreed to indemnify, the Chargee in accordance with the terms of the Indemnity.

(G) It is a condition precedent to drawings under the Loan Facility Agreement that the Chargor execute this deed.

1. In this Debenture unless expressly defined herein capitalised terms defined in the Loan Facility Agreement shall have the same meaning herein and the following terms shall have the respective meanings set forth below:-

      "the CMC Charge" means the charge executed by the Chargor and the Chargee of even date creating, inter alia, first fixed security over, inter alia, the Securitisation Residuals.

      "the Obligations" means all moneys and liabilities (whether actual or contingent) which are now or may be or become due, owing or payable or expressed to be due, owing or payable to the Chargee from the Chargor under or in connection with the Indemnity or any other Transaction Document, together with all legal and other costs, charges and expenses which the Chargee may incur in enforcing or obtaining or attempting to enforce or obtain payment of such monies and liabilities;

      "the Undertaking" means the whole of the Chargor's undertaking, property and assets whatsoever and wheresoever both present and future;

      "Security Interest" means a mortgage or charge (whether fixed or floating) and any lien, hypothecation or other security interest of any kind whatsoever and howsoever created;

      "Receiver" includes receiver and manager.

2.    (a)   The Chargor, subject to Clause 2(b), with full title guarantee hereby charges each and every part of the Undertaking with the payment and discharge of the Obligations, to the intent that the charge hereby created shall be a floating charge ranking in point of security after all Security Interests now or at any time hereafter subsisting over the Undertaking or any part thereof.

      (b) The maximum amount recoverable under this charge from the Chargor is (pound)1000 provided that such amount shall only be recoverable after every other form of Security Interest granted by the Chargor to the Chargee, except this charge, has been exercised and realised.

3. For the avoidance of doubt, no other Security Interest at any time affecting the Undertaking or any part thereof shall rank or come to rank in point of security after the floating charge hereby created (nor shall any moneys or liabilities thereby secured rank or come to rank after any of the Obligations). In particular (a) any fluctuation in, or repayment or discharge of, any moneys and liabilities secured by such other Security Interest or (b) any advance of money or other event whereby the amount of the Obligations is increased or any of the Obligations are incurred shall not cause any Security Interest to rank or come to rank in point of security after the floating charge hereby created (nor shall any moneys or liabilities thereby secured rank or come to rank after any of the obligations).

4. The Chargor shall not be prohibited or restricted by virtue of the floating charge hereby created or any provision hereof from (a) creating other Security Interests affecting any part of the Undertaking or (b) leaving any such other Security Interests outstanding or (c) selling or factoring any book debts or other debts PROVIDED THAT the Chargor shall not be entitled to create or create any other Security Interest or leave any such other Security Interest outstanding or sell or factor any book debts or other debts if to do so would be contrary to or constitute any breach of any provision of the CMC Charge.

5. If at any time an application to the Court for an administration order in relation to the Chargor shall have been made by the Chargor itself by or any other person under Part II of the Insolvency Act 1986 (or any statutory modification or re-enactment thereof), the Chargee shall be entitled by deed or instrument under the hand of any of its managers or other officer to appoint one or more individuals as a Receiver of the Undertaking or of any part thereof.

6.    A Receiver appointed hereunder shall have all the powers specified in
      Schedule 1 to the Insolvency Act 1986. Two or more individuals holding office as Receivers of the same property simultaneously by virtue of one or more such appointments shall be entitled to exercise all their powers and separately as well as jointly.

7. All monies received by any Receiver appointed hereunder shall (subject to the rights and claims of any person, inclusive of the Chargee, entitled to any other Security Interest affecting the Undertaking or any part thereof) be applied in the following order: (1) in the payment of the costs, charges and expenses of and incidental to the Receiver's appointment and the payment of his remuneration; (2) in the payment and discharge of any liabilities incurred by the Receiver on the Chargor's behalf in the exercise of any of the powers of the Receiver; (3) in providing for the matters (other than the remuneration of the Receiver) specified in the first three paragraphs of Section 109(8) of the Law of Property Act 1925;
      (4) in or towards payment of any debts or claims which are by statute payable in preference to the Obligations but only to the extent to which such debts or claims have such preference; (5) in or towards the satisfaction of the Obligations; and any surplus shall be paid to the Chargor or other person entitled thereto. The provisions of this Clause and Clause 9 below shall take effect as and by way of variation and extension to the provisions of the said Section 109, which provisions as so varied and extended shall be deemed incorporated herein.

8. Every Receiver so appointed shall be deemed at all times and for all purposes to be the agent of the Chargor which shall be solely responsible for his acts and defaults and for the payment of his remuneration.

9. Every Receiver so appointed shall be entitled to remuneration for his services at a rate to be fixed by agreement between him and the Chargee (or, failing such agreement, to be fixed by the Chargee) as being appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with this current practice or the current practice of his firm and without being limited to the maximum rate specified in Section 109(6) of the Law of Property Act 1925.

This Debenture is to be governed by and construed in accordance with English law.

Signed as a deed by

CITY MORTGAGE CORPORATION LIMITED
acting by its duly appointed attorney in the presence of:-


                                                ......................

Witness:    ..........................

Occupation: ..........................

Address:    ..........................

            ..........................

            ..........................


Signed as a deed by
GREENWICH INTERNATIONAL, LTD.
acting by its duly appointed attorney
in the presence of:-                            .....................


Witness:    ..........................

Occupation: ..........................

Address:    ..........................

            ..........................

            ..........................

                                                                  EXECUTION COPY


                             BANK ACCOUNT ASSIGNMENT


                                     between


                           MORTGAGE MANAGEMENT LIMITED

                                   as Assignor


                                       and


                          GREENWICH INTERNATIONAL LTD.

                                   as Assignee


                                 SIDLEY & AUSTIN
                                 Royal Exchange
                                 London EC3V 3LE
                               Tel: 0171 360 3600
                               Fax: 0171 626 7937
                                  Ref: JCW/PSP

                                Table of Contents


1.    INTERPRETATION.......................................................3

2.    COVENANT TO PAY......................................................5

3.    ASSIGNMENT BY WAY OF SECURITY........................................5

4.    NOTICE OF ASSIGNMENT.................................................6

5.    NOTICE OF REASSIGNMENT...............................................6

6.    REPRESENTATIONS AND WARRANTIES.......................................6

7.    COVENANTS............................................................7

8.    FURTHER ASSURANCES...................................................7

9.    ENFORCEMENT..........................................................8

10.   NEW ACCOUNT..........................................................8

11.   CONTINUING SECURITY..................................................8

12.   OTHER SECURITY.......................................................8

13.   ASSIGNMENT NOT TO BE AFFECTED........................................9

14.   RETENTION OF DEED....................................................9

15.   POWER OF ATTORNEY...................................................10

16.   CERTIFICATE TO BE CONCLUSIVE EVIDENCE...............................10

17.   STAMP DUTY..........................................................10

18.   NOTICES.............................................................11

19.   RIGHTS AND WAIVERS..................................................12

20.   INVALIDITY..........................................................12

21.   ASSIGNMENT..........................................................12

22.   GOVERNING LAW.......................................................12

SCHEDULE 1................................................................13

SCHEDULE 2................................................................14

THIS BANK ACCOUNT ASSIGNMENT dated      February 1998 is made as a deed

BETWEEN

1. MORTGAGE MANAGEMENT LIMITED, a company incorporated under the laws of England and Wales, registered no. 2002263 whose registered office is at Harcourt House, 19 Cavendish Square, London W1A 2AW (the "Assignor")

AND

2. GREENWICH INTERNATIONAL LTD., a company incorporated under the laws of Bermuda, registered no. FC 15168 whose registered office is at Cedar House, 41 Cedar Avenue, Hamilton, Bermuda (the "Assignee")

WHEREAS:-

(1) CMC and the Assignee have entered into the Mortgage Loan Purchase Agreement and the Commitment Letter pursuant to which Mortgage Loans are sold by CMC and its Originating Subsidiaries to the Assignee.

(2) CMC and CMF have entered into the Origination and Purchase Agreement and CMF and the Assignee have entered into the Supplemental Agreement pursuant to which Mortgage Loans may, in lieu of being sold by CMC and its Originating Subsidiaries to the Assignee under the Mortgage Loan Purchase Agreement and Commitment Letter, be sold by CMC and its Originating Subsidiaries to CMF and, immediately thereafter, from CMF to the Assignee.

(3) Certain of the Mortgage Loans sold to the Assignee pursuant to the foregoing agreements have been subsequently securitised under the Securitisations.

(4)   The Assignor is a wholly owned subsidiary of CMC.

(5) Pursuant to a letter dated 25 February 1998, the Assignee issued a letter stating that it terminated its obligation to purchase Mortgage Loans under the Mortgage Loan Purchase Agreement and the Commitment Letter.

(6) CMC, CMS and the Assignee have agreed to provide the financing arrangements relating to the Existing Mortgage Loans and New Production Mortgage Loans and as part of those arrangements, the Assignee has agreed to make available the Facility to the Assignor on the terms and subject to the conditions of the Loan Facility Agreement so as to enable the Assignor to purchase the Existing Mortgage Loans and to finance the purchase by the Assignor of New Production Mortgage Loans.

(7) In order to secure its rights under the Loan Facility Agreement, the Assignee has required, among other things that the Assignor assign to it under and pursuant to the terms of this deed, the Deposit.

NOW THIS DEED WITNESSES as follows:-

1.    INTERPRETATION

1.1   Definitions

      In this deed unless otherwise defined herein, capitalised terms have the meaning given to them in the Loan Facility Agreement and the following terms have the meanings set forth below:

      "Account" means the Funding Account account number 36140074 of the Assignor with the Deposit Bank, and includes any renewal or re-designation thereof;

      "Assignment" means the absolute assignment by way of security effected by Clause 3 of this deed;

      "Business Day" means a day (other than a Saturday or a Sunday) on which banks are open for business in London;

      "CMC" means City Mortgage Corporation Limited, a company incorporated under the laws of England and Wales, number 3043776 whose registered office is at Harcourt House, 19 Cavendish Square, London W1A 2AW;

      "Commitment Letter" means the letter agreement dated 28 March 1996 between CMC and the Assignee;

      "CMF" means City Mortgage Funding 1 Limited, incorporated under the laws of England and Wales, number 3299937, whose registered office is at Cityscape House, Croxley Business Park, Watford, Hertfordshire WD1 8YF;

      "CMS" means City Mortgage Servicing Limited, incorporated under the laws of England and Wales, number 3043775, whose registered office is at Harcourt House, 19 Cavendish Square, London W1A 2AW;

      "Deposit" means all sums from time to time standing to the credit of the Account, and all entitlements to interest and other Rights from time to time accruing to or arising in connection with such sums, and the debt represented thereby;

      "Deposit Bank" means National Westminster Bank Plc at its office at 1 Princes Street, London EC2R 8PB;

      "Facility" means the facility granted by the Assignee to the Assignor under and pursuant to the terms of the Loan Facility Agreement for the purpose of financing the Existing Mortgage Loans and the New Production Mortgage Loans;

      "Indemnity" means the indemnity of even date given by CMC, indemnifying the Assignee in respect of losses it suffers in relation to, inter alia, the Loan Facility Agreement;

      "Loan Facility Agreement" means the agreement dated     February 1998
      between the Assignor, the Assignee and CMC for the provision of the Facility;

      "Mortgage Loan Purchase Agreement" means the agreement dated 14 June 1996 between the Assignee (1) and CMC (2) whereby the Assignee agreed to purchase and CMC agreed to sell Mortgage Loans originated by CMC and its Approved Affiliates;

      "Origination and Purchase Agreement" means the origination and purchase agreement dated 27 March between CMC, CMF and certain Subsidiaries of CMC pursuant to which Mortgage Loans are sold by CMC and the Subsidiaries to CMF;

      "Proceedings" means any proceeding, suit or action arising out of or in connection with this deed;

      "Restructuring Agreement" means the agreement dated 15 January 1998 between the Assignee and CMC;

      "Rights" means rights, benefits, powers, privileges, authorities, discretions and remedies (in each case, of any nature whatsoever);

      "Secured Sums" means all moneys and liabilities (whether actual or contingent) which are now or may at any time hereafter be due, owning or payable, or expressed to be due, owning or payable, to the Assignee from or by the Assignor under or in connection with the Loan Facility Agreement, each other Transaction Document or this deed, together with all legal and other costs, charges and expenses which the Assignee may incur in enforcing or obtaining, or attempting to enforce or obtain, payment of any such moneys and liabilities;

      "Security" means (a) a mortgage, Standard Security, assignation in security, charge, pledge, lien, execution, diligence or other encumbrance securing any obligation of any person, (b) any arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set-off or made subject to a combination of accounts so as to effect payment of sums owed or payable to any person or (c) any other type of preferential arrangement (including title transfer and retention arrangements) having a similar effect;

      "Standard Security" means a standard security in terms of the conveyancing and Feudal Reform (Scotland) Act 1970;

      "Supplemental Agreement" means the agreement dated 27 March 1997 between CMC, CMF, the Assignee and certain Subsidiaries of CMC pursuant to which Mortgage Loans purchased by CMF under the Origination and Purchase Agreement are sold by CMF to the Assignee;

      "Working Hours" means 9:30 a.m. to 5:30 p.m. on a Business Day.

1.2   References and construction

      (1)   In this deed, unless otherwise specified:-

            (1) references to clauses and schedules are to clauses of and schedules to this deed;

            (2) headings to clauses are for convenience only and are to be ignored in construing this deed;

            (3) references to a "person" are to be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority, or any joint venture, association or partnership (whether or not having separate legal personality);

            (4) references to a "company" are to be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

            (5) references to any statute or statutory provision are to be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted, and include references to all bye-laws, instruments, orders and regulations for the time being made thereunder or deriving validity therefrom; and

            (6)   references to times of the day are to London time.

      (2) Except to the extent that the context otherwise requires, any reference in this deed to "this deed" or any other deed, agreement or instrument is a reference to this deed or, as the case may be, the relevant deed, agreement or instrument as amended, supplemented, replaced or novated from time to time and includes a reference to any document which amends, supplements, replaces, novates or is entered into, made or given pursuant to or in accordance with any of the terms of this deed or, as the case may be, the relevant deed, agreement or instrument.

2. COVENANT TO PAY

The Assignor covenants with the Assignee to pay and discharge all Secured Sums at the time or times when, and in the currency or currencies in which, the same are expressed to be payable under the relevant Transaction Documents.

3. ASSIGNMENT BY WAY OF SECURITY

The Assignor, as continuing security for the payment and discharge of all Secured Sums, assigns to the Assignee absolutely all its Rights, title and interest in and to the Deposit, PROVIDED THAT if all Secured Sums have been paid or discharged in full and the Loan Facility Agreement and all other relevant Transaction Documents have been terminated the Assignee shall, subject as provided in this deed and to the Rights of any person for the time being entitled thereto in priority to the Assignor, at the request and cost of the Assignor reassign to the Assignor so much of the Deposit as has not been applied by the Assignee in or towards satisfaction of the Secured Sums.

4. NOTICE OF ASSIGNMENT

The Assignor shall immediately upon execution of this deed give the Deposit Bank a notice of assignment substantially in the form of Schedule 1 hereto and shall procure that the Deposit Bank shall give the Assignee a letter in the form of
Schedule 2 hereto.

5. NOTICE OF REASSIGNMENT

Upon effecting a reassignment pursuant to Clause 3, the Assignee shall deliver to the Deposit Bank a notice of such reassignment in terms substantially similar to the form set out in Schedule 1 hereto.

6. REPRESENTATIONS AND WARRANTIES

The Assignor hereby represents, warrants, covenants and undertakes to the Assignee that:-

      (1) it is a limited liability company duly incorporated under the laws of England and Wales and is duly authorised and qualified to transact any and all business contemplated by this deed to be conducted by it and it is in compliance with such laws to the extent necessary to ensure its ability to enforce its Rights.

      (2) it has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this deed and has duly authorised by all necessary corporate action on its part the execution, delivery and performance of this deed; and this deed, assuming the due authorisation, execution and delivery thereof by the Assignor, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its respective terms and the Assignment constitutes a security interest over the Deposit ranking in priority to the interests of any liquidator, administrator or creditor of the Assignor;

      (3) its execution and delivery of this deed, the consummation of any other of the transactions herein contemplated on its part and the fulfilment of or compliance with the terms hereof or thereof will not (i) result in a material breach of any term or provision of its Memorandum and Articles of Association and/or its other constitutional documents or (ii) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it;

      (4) it is not party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to its knowledge, would in the future materially and adversely affect, (i) its ability to perform its obligations under this deed or (ii) its business, operations, financial condition, properties or assets taken as a whole;

      (5) no consent, approval, authorisation or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this deed or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorisation or order is required, it has obtained or in the process of obtaining the same;

      (6) it is the legal and beneficial owner of the Deposit and no Security (other than as created by this deed) exists on, over or with respect to the Deposit or any part thereof;

      (7) it has not sold, transferred, assigned, charged or otherwise disposed of or dealt with its Rights, title and interest in and to the Account or the Deposit or any part thereof, or agreed to do any of the foregoing (otherwise than pursuant to this deed).

7. COVENANTS

The Assignor undertakes with the Assignee that from and after the date hereof and until all Secured Sums have been repaid in full:

      (1) the Assignor shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of England and of Scotland to enable it lawfully to enter into and perform its obligations under this deed and to ensure the legality, validity, enforceability or admissibility in evidence in England and of Scotland of this deed and shall ensure that none of the foregoing are revoked or modified;

      (2) the Assignor shall not create, attempt to create or permit to subsist any Security (other than the Assignment) on, over or with respect to the Deposit or any part thereof;

      (3) the Assignor shall not sell, transfer, assign, close or otherwise dispose of or deal with its Rights, title and interest in and to the Account or the Deposit or any part thereof, or agree to do any of the foregoing (otherwise than pursuant to this deed);

      (4) the Assignor shall ensure that the Assignment will at all times constitute a legally valid and binding security interest over the Deposit ranking in priority to the interests of any liquidator, administrator or creditor of the Assignor.

8. FURTHER ASSURANCES

The Assignor shall, at its own cost, promptly execute and do all such assurances, acts and things in such form as the Assignee may from time to time reasonably require:

8.1 for perfecting, preserving or protecting the Assignment or the priority of the Assignment; and

8.2 for facilitating the application of the Deposit or the exercise of any other Rights vested in the Assignee.

9. ENFORCEMENT

9.1   Application of Deposit

      Upon (and at any time after) the occurrence of an Event of Default which is subsisting, unremedied (to the satisfaction of the Assignee) or unwaived, the Assignee shall be entitled, and is hereby irrevocably and unconditionally authorised, without giving prior notice to the Assignor or obtaining the consent of the Assignor but at the cost of the Assignor, to apply the whole or any part of the Deposit in or towards satisfaction of the Secured Sums or any part thereof.

9.2   Fixed period

      Clause 9.1 shall apply notwithstanding that the Deposit or any part of it may have been made or deposited for a fixed period and that period may not have expired.

9.3   Section 93 Law of Property Act 1925

      Section 93 of the Law of Property Act 1925 shall not apply to this deed.

10. NEW ACCOUNT

At any time following (i) the Assignee receiving notice (either actual or constructive) of any subsequent Security affecting the Deposit or (ii) the occurrence of any Event of Default under Clause 17 of the Loan Facility Agreement in relation to the Assignor, the Assignee may open a new account in the name of the Assignor (whether or not it permits any existing account to continue). If the Assignee does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the Event of Default occurred, unless the Assignor elects otherwise. Thereafter, all payments made by the Assignor to the Assignee or received by the Assignee for the account of the Assignor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this deed at the time when the Assignee received or was deemed to have received such notice or, as the case may be, the Event of Default occurred.

11. CONTINUING SECURITY

The Assignment shall be a continuing security for the Secured Sums and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account (whether or not any Secured Sums remain outstanding thereafter) or any other matter or thing whatsoever provided that if all secured sums have been paid or discharged in full then, the Assignee shall at the request and cost of the Assignor execute such deeds and so all such thing to reassign the Deposit to the Assignor.

12. OTHER SECURITY

The Assignment shall be in addition to and shall not prejudice nor be prejudiced by any other Security or any guarantee or indemnity or other document which the Assignee may at any time hold for the payment of the Secured Sums.

13. ASSIGNMENT NOT TO BE AFFECTED

Without prejudice to Clauses 11 and 12, neither the Assignment nor the liability of the Assignor for the Secured Sums shall be prejudiced or affected by:-

13.1 any variation or amendment of, or waiver or release granted under or in connection with, any other Security or any guarantee or indemnity or other document; or

13.2 time being given, or any other indulgence or concession being granted, by the Assignee to the Assignor or any other person; or

13.3 the taking, holding, failure to take or hold, varying, realisation, non-enforcement, non-perfection or release by the Assignor or any other person of any other Security or any guarantee or indemnity or other document; or

13.4 the occurrence of any Event of Default in relation to the Assignor or any other person; or

13.5  any change in the constitution of the Assignor; or

13.6 any amalgamation, merger or reconstruction that may be effected by the Assignee with any other person or any sale or transfer of the whole or any part of the undertaking, property and assets of the Assignee to any other person; or

13.7 the existence of any claim, set-off or other right which the Assignor may have at any time against the Assignee or any other person; or

13.8 the making or absence of any demand for payment of any Secured Sums on the Assignor or any other person, whether by the Assignee or any other person; or

13.9 any arrangement or compromise entered into by the Assignee with the Assignor or any other person; or

13.10 any other thing done or omitted or neglected to be done by the Assignee or any other person or any other dealing, fact, matter or thing which but for this provision, might operate to prejudice or affect the liability of the Assignor for the Secured Sums.

14.   RETENTION OF DEED

14.1  Retention of deed

      If the Assignor requests the Assignee to reassign the Deposit to the Assignor following any payment or discharge made in relation to the Secured Sums by a person other than the Assignor (a "Relevant Transaction"), the Assignee shall be entitled to retain this deed and shall not be obliged to reassign the Deposit until the expiry of the Retention

      Period in relation to that Relevant Transaction. If at any time before the expiry of that Retention Period the insolvency, winding up, liquidation, administration or occurrence of any analogous event in respect of such other person shall have commenced, the Assignee may continue to retain this deed and shall not be obliged to reassign the Deposit for such further period as the Assignee may determine.

14.2  Retention Period

      For the purpose of Clause 14.1, "Retention Period" means, in relation to any Relevant Transaction, the period which commences on the date when that Relevant Transaction was made or given, and which ends on the date falling one month after the expiration of the maximum period within which that Relevant Transaction can be avoided, reduced or invalidated by virtue of any applicable law.

15. POWER OF ATTORNEY

15.1  Appointment

      The Assignor appoints, irrevocably and by way of security, the Assignee and any person nominated in writing by the Assignee as attorney of the Assignor severally to be the attorney of the Assignor (with full powers of substitution and delegation), on its behalf and in its name or otherwise, at such time and in such manner as the attorney may think fit:-

      (1) to do anything which the Assignor is or may be obliged to do (but has not done) under this deed; and

      (2) generally to exercise all or any of the Rights conferred on the Assignee in relation to the Account and the Deposit or under or in connection with this deed or the Law of Property Act 1925.

15.2  Ratification

      The Assignor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in Clause 15.1.

16. CERTIFICATE TO BE CONCLUSIVE EVIDENCE

For all purposes, including any Proceedings, a copy of a certificate signed by an officer of the Assignee as to the amount of any indebtedness comprised in the Secured Sums for the time being shall, in the absence of manifest error, be conclusive evidence against the Assignor as to the amount thereof.

17. STAMP DUTY

The Assignor shall pay promptly, and in any event before any penalty becomes payable, all stamp, documentary and similar taxes, if any, payable in connection with the entry into, performance, enforcement or admissibility in evidence of this deed or any other document referred to in this deed, and shall indemnify the Assignee against any liability with respect to, or resulting from any delay in paying or omission to pay, any such tax.

18.   NOTICES

18.1  Addresses

      Any notice or other communication or document to be made or delivered under this Agreement shall be made or delivered by fax or otherwise in writing. Each notice, communication or other document to be delivered to any party to this Agreement shall (unless that other person has by fifteen days' written notice to the other party specified another address or fax number) be made or delivered to that person at the address(es) or fax number (if any) set out below:-

      (a) in the case of the Assignee to their branch office in the United Kingdom, facsimile number: 0171 375 5510, attention Jeff Beckwith with a simultaneous copy to the office of the General Counsel, located at 600 Steamboat Road, Greenwich, Connecticut 06830, USA facsimile number: 001 203 629 4571, attention General Counsel;

      (b) in the case of the Assignor, to its office at Cityscape House, Croxley Business Park, Watford, Hertfordshire WD1 8YF, facsimile number: 01923 426 823, attention Company Secretary.

18.2  Deemed Delivery

      Any notice, communication or document to be delivered to any person shall be deemed to have been delivered:-

            (1) in the case of personal delivery, at the time of such delivery;

            (2) in the case of delivery by post, on the business day following the day on which it was posted and in proving such delivery it shall be sufficient to prove that the relevant notice, communication or document was properly addressed, stamped and posted (by airmail, if to another country) in the United Kingdom or, in the case of service to or from an address outside the United Kingdom at 9.00 a.m. on the fourth day following the day on which it was posted;

            (3) in the case of any notice or other communication by fax, (a) on the business day the same was transmitted so long as there is evidence that such fax message was received prior to 5.00 p.m. local time of the recipient on such day and such day is a business day for the recipient, otherwise (b) on the business day following the day on which it was transmitted and, in either case, in proving such delivery it shall be sufficient to prove that the whole of the fax message was received on any fax machine of the recipient and that there was no evidence that such transmission had been interrupted.

19. RIGHTS AND WAIVERS

19.1  Delay

      No delay or omission on the part of the Assignee in exercising any Right provided by law or under this deed shall impair such Right or operate as a waiver thereof or of any other right.

19.2  Single or partial exercise

      The single or partial exercise by the Assignee of any Right provided by law or under this deed shall not preclude any other or further exercise thereof or the exercise of any other Right.

19.3  Rights to be cumulative

      The Rights provided in this deed are cumulative with, and not exclusive of, any Rights provided by law.

20. INVALIDITY

If at any time any provision of this deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither:-

20.1 the legality, validity or enforceability in that jurisdiction of any other provision of this deed; nor

20.2 the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this deed, shall be affected or impaired.

21. ASSIGNMENT

The Assignee may at any time, without the consent of the Assignor, assign or transfer the whole or, as the case may be, any part of the Assignee's Rights under this deed and/or in respect of the Deposit to any person to whom the whole or any part of the Assignee's Rights under the Loan Facility Agreement shall be assigned or transferred.

22. GOVERNING LAW

This deed shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF the Assignor and the Assignee have executed this document as a deed the day and year first before written.

                                   SCHEDULE 1

                           [On letterhead of Assignor]


To:   [Deposit Bank]
      [Address]


                                                                          [Date]



Dear Sirs,

We refer to our account (number [          ] designated "     ")
(the "Account") with you.

We give you notice that we have assigned to Greenwich International, Ltd. (the "Assignee") all our rights, title and interest in and to all sums from time to time standing to the credit of the Account, and all entitlements to interest and other rights from time to time accruing to or arising in connection with such sums, and the debt represented thereby (the "Deposit").

We request that you acknowledge that you now shall act in relation to the Deposit and the Account in accordance with the Assignee's instructions only to the exclusion of us until such time as the Assignee notifies you in writing that the Deposit has been re-assigned to us. The names and specimen signatures of the persons authorised to operate the Accounts shall be notified to you in writing by the Assignee. This letter varies the signing instructions of any and all mandates which we have issued to you ("the Mandates") in connection with the Account.

We confirm that as soon as the Assignee notifies us in writing of the re-assignment of the Deposit to you, you may operate the Account in accordance with the signing instructions set out in the Mandate.

This letter shall be governed by and construed in accordance with English law.

Would you please acknowledge receipt of this letter by sending a letter addressed to the Assignee and copied to us in the form set out in the attached draft.

                                Yours faithfully,



                           Mortgage Management Limited

                                   SCHEDULE 2

                         [On letterhead of Deposit Bank]


To:   [Greenwich International, Ltd.]
      [Address]

With a copy to:   [Assignor]
                  [Address]                                           [Date]



Dear Sirs,

We acknowledge receipt of a letter dated [          ] addressed to us by City
Mortgage Corporation Limited (the "Assignor") (of which the attached is a copy). The expressions defined in that letter shall have the same respective meanings in this letter.

We confirm that until the Assignee gives us notice in writing that the Deposit has been re-assigned to the Assignee (the "Notice of Re-assignment") we shall act in relation to the Deposit and the Account in accordance with the Assignee's instructions to the exclusion of the Assignor and we represent and undertake to the Assignee that:-

(a) no mortgage, fixed or floating charge, encumbrance or assignment by way of security, or any agreement or arrangement having substantially the same economic effect or financial effect as any of the foregoing (including any "hold back" or "flawed asset" arrangement), exists in our favour on, over or with respect to the Account or the Deposit or any part thereof;

(b) no rights of counter-claim, rights of set-off or combination of accounts or any other enquiries whatsoever have arisen in our favour against the Assignor in respect of the Account or the Deposit or any part thereof, and until we receive the Notice of Re-assignment we shall not assert or seek to exercise any such rights or equities; and

(c) we have not, as at the date hereof, received any notice that any third party has or will have any right or interest whatsoever in, or has made or will be making any claim or demand or taking any action whatsoever against, the Account or the Deposit or any part thereof.

By entering into this acknowledgement, we do not make any representations as to the enforceability or validity of the assignment of the Deposit by the Assignor to the Assignee. The Assignee shall indemnify us against any losses, damages, costs and liabilities which we may incur in connection with this acknowledgement including, without limitation:

(i)   the notice dated [        ] addressed to us by City Mortgage Corporation
      Limited;

(ii)  the assignment of the Deposit by the Assignor to the Assignee; and

(iii) the operation of the Account in accordance with the Assignee's instructions.

                                Yours faithfully,



                             [Name of Deposit Bank]




We confirm and agree to the terms of this letter.



 ...............................
Greenwich International Ltd.

Signed as a deed by
MORTGAGE MANAGEMENT LIMITED
acting by its duly appointed attorney
in the presence of:-


                                               .....................

Witness:    .........................

Occupation: .........................

Address:    .........................

            .........................

            .........................



Signed as a deed by
GREENWICH INTERNATIONAL, LTD.
acting by its duly appointed attorney

                                               .....................
in the presence of:

Witness:    .........................

Occupation: .........................

Address:    .........................

            .........................

            .........................

                                                                  EXECUTION COPY

                                CHARGE OF SHARES

                                     between

                        CITY MORTGAGE CORPORATION LIMITED

                                       and

                         GREENWICH INTERNATIONAL LIMITED

                                 SIDLEY & AUSTIN
                                 Royal Exchange
                                 London EC3V 3LE
                               Tel: 0171-360 3600
                               Fax: 0171-626 7937

                                   Ref: JCW/RA

                                    CONTENTS

Clause                                                             Page No.
------                                                             --------

1.  INTERPRETATION........................................................2

2.  COVENANT TO PAY.......................................................4

3.  CHARGE................................................................4

4.  OTHER SECURITY........................................................4

5.  COVENANT TO DEPOSIT AND FURTHER ASSURANCES............................4

6.  REPRESENTATION AND WARRANTIES ........................................5

7.  COVENANTS.............................................................6

8.  CHARGOR'S RIGHTS BEFORE ENFORCEMENT...................................7

9.  ENFORCEMENT OF SECURITY...............................................8

10. DEALINGS WITH CHARGED PROPERTY ON ENFORCEMENT.........................8

11. APPLICATION OF PROCEEDS...............................................9

12. GENERAL RIGHTS OF THE LENDER..........................................9

13. LIABILITY OF LENDER, DELEGATES AND NOMINEES..........................10

14. PROTECTION OF THIRD PARTIES..........................................11

15. CONTINUING SECURITY..................................................11

16. OTHER SECURITY.......................................................12

17. CHARGE NOT TO BE AFFECTED............................................12

18. RELEASE OF CHARGED PROPERTY..........................................13

19. POWER OF ATTORNEY....................................................13

20. WAIVERS; REMEDIES CUMULATIVE.........................................14

21. COSTS AND EXPENSES...................................................14

22. MISCELLANEOUS........................................................14

23. NOTICES AND RECEIPTS.................................................15

24. GOVERNING LAW AND JURISDICTION.......................................16

SCHEDULE 1 [The Original Shares].........................................18

THIS CHARGE OF SHARES is made as a deed on February 1998 BETWEEN:

(1) CITY MORTGAGE CORPORATION LIMITED a company incorporated under the laws of England and Wales registered number 3043776 whose registered office is at 19 Cavendish Square, London W1A 2AW (the "Chargor"); and

(2) GREENWICH INTERNATIONAL, LTD. a company incorporated under the laws of Bermuda, whose registered office is at Cedar House, 41 Cedar Avenue, Hamilton, HM12 Bermuda (the "Lender").

WHEREAS:

(A) The Chargor and the Lender have entered into the Mortgage Loan Purchase Agreement and the Commitment Letter pursuant to which Mortgage Loans may be sold by the Chargor and its Originating Subsidiaries to the Lender.

(B) The Chargor and CMF have entered into the Origination and Purchase Agreement and CMF and the Lender have entered into the Supplemental Agreement pursuant to which Mortgage Loans may, in lieu of being sold by the Chargor and its Originating Subsidiaries to the Lender under the Mortgage Loan Purchase Agreement and Commitment Letter, be sold by the Chargor and its Originating Subsidiaries to CMF and, immediately thereafter, by CMF to the Lender.

(C) Mortgage Loans originated by Originating Subsidiaries and by third parties (subsequently sold to the Chargor) have, from time to time, been sold by the Chargor or such Originating Subsidiaries to the Lender pursuant to the Sale and Purchase Agreements.

(D) Certain of the Mortgage Loans sold to the Lender pursuant to the foregoing agreements have been subsequently securitised under the Securitisations.

(E)   The Borrower is a wholly owned subsidiary of the Chargor.

(F) Pursuant to a letter dated 25 February 1998, the Lender issued a letter stating that it terminated its obligation to purchase Mortgage Loans under the Commitment Letter and the Mortgage Loan Purchase Agreement.

(G) The Chargor, CMS and the Lender have agreed to provide the financing arrangements relating to the Existing Mortgage Loans and New Production Mortgage Loans and as part of those arrangements the Lender has agreed to make available the Facility to the Borrower on the terms and subject to the conditions of the Loan Facility Agreement of even date between the Lender, the Borrower and the Chargor so as to enable the Borrower to purchase the Existing Mortgage Loans and to finance the purchase by the Borrower of New Production Mortgage Loans.

(H) The Chargor has agreed to indemnify the Lender in respect of the all obligations of the Borrower under the Loan Facility Agreement and the other Transaction Documents pursuant to the Indemnity.

It is a condition precedent to drawings under the Loan Facility Agreement that the Chargor shall have entered into this deed.

IT IS AGREED as follows:

1.    INTERPRETATION

1.1 In this charge (including the recitals) the following terms shall have the respective meanings set out below and all other capitalised terms shall have the meaning ascribed to them in the Loan Facility Agreement:

      "Borrower" means Mortgage Management Limited.

      "Business Day" means a day (other than a Saturday or Sunday) on which banks are open for business in London.

      "Charge" means all or any of the Security created, or which may at any time be created, by or pursuant to this deed.

      "Charged Property" means the Original Shares, any Further Shares, any Derived Assets and any Dividends.

      "CMS" means City Mortgage Servicing Limited.

      "Debenture" means the debenture of even date hereto entered into between
      (1) the Chargor, (2) the Lender and (3) CMC.

      "Derived Assets" means all shares, rights or property of a capital nature which accrue or are offered, issued or paid at any time (by way of bonus, rights, redemption, conversion, exchange, substitution, consolidation, subdivision, preference, warrant, option, purchase or otherwise) in respect of:-

      (a)   the Original Shares; or

      (b)   any Further Shares; or

      (c) any Shares, rights or other property previously accruing, offered, issued or paid as mentioned in this definition.

      "Dividends" means all dividends, interest and other income paid or payable in respect of the Original Shares, any Further Shares or any Derived Assets.

      "Event of Default" means any of the events set out in clause 17 of the Loan Facility Agreement.

      "Further Shares" means all Shares (other than the Original Shares and any Shares comprised in any Derived Assets) which the Chargor and the Lender may at any time agree shall be subject to the Charge.

      "LPA" means Law of Property Act 1925.

      "Original Shares" means the Shares listed in Schedule 1.

      "Rights" means rights, benefits, powers, privileges, authorities, discretions and remedies (in each case, of any nature whatsoever).

      "Secured Liabilities" means all moneys and liabilities (whether actual or contingent) which are now or may be or become due, owing or payable or expressed to be due, owing or payable to the Lender from the Chargor under or in connection with the Indemnity or any other Transaction Document, together with all legal and other costs, charges and expenses which the Lender may incur in enforcing or obtaining or attempting to enforce or obtain payment of such moneys and liabilities.

      "Security" includes any charge, fixed or floating charge, encumbrance, lien, pledge, hypothecation, assignment by way of security, or title retention arrangement (other than in respect of goods purchased in the ordinary course of trading), and any agreement or arrangement having substantially the same economic or financial effect as any of the foregoing (including any "hold back" or "flawed asset" arrangement).

      "Shares" means stocks, shares and other securities of any kind.

      "Subsidiary" and "Subsidiary Undertaking" have the meanings respectively given to them for the purposes of the UK Companies Act 1985.

1.2   Any reference, express or implied, to an enactment includes references to:

      (1) that enactment as amended, extended or applied by or under any other enactment before or after this agreement;

      (2) any enactment which that enactment re-enacts (with or without modification); and

      (3) any subordinate legislation made (before or after this agreement) under any enactment, including one within (a) or (b).

1.3 A person shall be deemed to be connected with another if that person is connected with another within the meaning of section 839 of the Taxes Act 1988.

1.4   Subclauses (1) to (3) above apply unless the contrary intention appears.

1.5   The headings in this charge do not affect its interpretation.

1.6 Any reference to a document is a reference to that document as amended, novated or supplemented.

1.7 References to clauses and schedules are to clauses of and schedules to this Deed.

1.8 References to a "person" are to be construed so as to include any individual, firm, company, government, state or agency of a State, local or municipal authority, or any joint venture, association or partnership (whether or not having separate legal personality).

1.9 References to a "company" are to be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established.

2.    COVENANT TO PAY

      The Chargor covenants with the Lender to pay and discharge all of the Secured Liabilities at the time or times when, and in the currency or currencies in which, the same are expressed to be payable under the Indemnity or, as the case may be, any of the Transaction Documents.

3.    CHARGE

      The Chargor, as continuing security for the payment and discharge of all Secured Liabilities, charges all its Rights, title and interest in and to the Charged Property by way of first fixed charge in favour of the Lender.

4.    OTHER SECURITY

      The Charge shall be in addition to and shall not be prejudiced by any other security or any guarantee or indemnity or other document which the Lender may at any time hold for the payment of the Secured Liabilities.

5.    COVENANT TO DEPOSIT AND FURTHER ASSURANCES

5.1   Original Shares and Further Shares

      The Chargor shall, immediately after the execution of this deed in the case of the Original Shares, and within two Business Days of each occasion, if any, on which the Lender and the Chargor agree that any Shares shall become Further Shares, deposit with the Lender:-

      (1) all share certificates, documents of title and other documentary evidence of ownership in relation to such Shares; and

      (2) transfers of such Shares duly executed (but undated) by the Chargor or its nominee with the name of the transferee left blank or, if the Lender so requires, duly executed by the Chargor or its nominee in favour of the Lender (or the

      Lender's nominee) and stamped, and such other documents as the Lender may require to enable the Lender (or the Lender's nominee) or, after the occurrence of an Event of Default, any purchaser to be registered as the owner of, or otherwise to obtain legal title to, such Shares.

5.2   Derived Assets

      The Chargor shall, within two Business Days of the accrual, offer, issue or payment of any Derived Assets, deliver or pay to the Lender or procure the delivery or payment to the Lender of:

      (1) all such Derived Assets or the share certificates, renounceable certificates, letters of allotment, documents of title and other documentary evidence of ownership in relation to them; and

      (2) transfers of any Shares comprised in such Derived Assets duly executed (but undated) by the Chargor or its nominee with the name of the transferee left blank, or if the Lender so requires, duly executed by the Chargor or its nominee in favour of the Lender (or the Lender's nominee) and stamped, and such other documents as the Lender may require to enable the Lender (or the Lender's nominee) or, after the occurrence of an Event of Default, any purchaser to be registered as the owner of, or otherwise to obtain legal title to, the Shares comprised in such Derived Assets.

5.3   Further Assurances

      In addition to and without prejudice to anything else contained in this deed, the Chargor shall, at its own cost, promptly execute and do all such deeds, instruments, transfers, renunciations, proxies, notices, documents, assurances, acts and things in such form as the Lender may from time to time require:-

      (1) for perfecting, preserving or protecting the Charge or the priority of the Charge; and

      (2) for facilitating the realisation of the Charge or the exercise of any Rights vested in the Lender.

6.    REPRESENTATION AND WARRANTIES REPRESENTATION AND WARRANTIES AND WARRANTIES

      The Chargor represents and warrants to the Lender that:-

      (1)   it is the sole beneficial owner of the Charged Property;

      (2) no Security (other than the Charge) exists on, over or with respect to any of the Charged Property;

      (3) it has not sold, transferred, lent, assigned, parted with its interest in, disposed of, granted any option in respect of or otherwise dealt with any of its Rights, title and interest in and to the Charged Property, or agreed to do any of the foregoing (otherwise than pursuant to this deed);

      (4) the Original Shares, any Further Shares and any Shares comprised in any Derived Assets are fully paid and there are no moneys or liabilities outstanding in respect of any of the Charged Property;

      (5) the Original Shares, any Further Shares and any Shares comprised in any Derived Assets have been duly authorised and validly issued and are free from any restrictions on transfer or rights of pre-emption;

      (6) it has the power to enter into, and perform and comply with its obligations under, this deed, and to create the Charge;

      (7) all actions, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order to (i) enable it lawfully to enter into, and perform and comply with its obligations under, this deed, (ii) ensure that those obligations are valid, legal, binding and enforceable, (iii) permit the creation of the Charge and ensure that (subject to all necessary registrations thereof being made) the Charge is a valid, legal, binding and enforceable first fixed security interest over the Charged Property ranking in priority to the interests of any liquidator, administrator or creditor of the Chargor, and (iv) make this deed admissible in evidence in the courts of England, have been taken, fulfilled and done;

      (8) the obligations of the Chargor under this deed and (subject to all necessary registrations thereof being made) the Charge is and will be until fully discharged valid, legal, binding and enforceable and the Charge constitutes a first fixed charge over the Charged Property ranking in priority to the interests of any liquidator, administrator or creditor of the Chargor; and

      (9) each of the above representations and warranties will be correct and complied with in all respects at all times during the continuance of the Charge as if repeated then by reference to the then existing circumstances.

7.    COVENANTS

      The Chargor shall:-

      (1) not create, attempt to create or permit to subsist any Security (other than the Charge) on, over or with respect to any of the Charged Property;

      (2) not sell, transfer, lend, assign, part with its interest in, dispose of, grant any option in respect of or otherwise deal with any of its Rights, title and interest in and to the Charged Property, or agree to do any of the foregoing (otherwise than pursuant to this deed);

      (3) not take or omit to take any action which act or omission could adversely affect or diminish the value of any of the Charged Property;

      (4) ensure that there are no moneys or liabilities outstanding in respect of any of the Charged Property;

      (5) ensure that the Original Shares, any Further Shares and any Shares comprised in any Derived Assets are free from any restriction on transfer or rights of pre-emption;

      (6) take all action within its powers to procure, maintain in effect and comply with all the terms and conditions of all approvals, authorisations, consents and registrations necessary or appropriate for anything provided for on its part in this deed;

      (7) ensure that the Charge will at all times be a legally valid and binding first fixed charge over the Charged property ranking in priority to the interests of any liquidator, administrator or creditor of the Chargor;

      (8) without prejudice to Clause 6(d), punctually pay all calls, subscription moneys and other moneys payable on or in respect of any of the Charged Property and indemnify and keep indemnified the Lender (and the Lender's nominees) against any cost, liabilities or expenses which it or they may suffer or incur as a result of any failure by the Chargor to pay the same;

      (9) deliver to the Lender a copy of every circular, notice, report, set of accounts or other document received by the Chargor in respect of or in connection with any of the Charged Property forthwith upon receipt by the Chargor of such document; and

      (10) promptly deliver to the Lender all such information concerning the Charged Property as the Lender may reasonably request from time to time.

8.    CHARGOR'S RIGHTS BEFORE ENFORCEMENT

      Until the Charge shall become enforceable, the Chargor shall be entitled to:-

      (1)   receive all dividends, interest and income from the Charged Assets;
            and

      (2) exercise any voting right attached to any of the Charged Assets but only in a manner consistent with the terms of the Charge and all other Transaction Documents.

9.    ENFORCEMENT OF SECURITY

9.1 Upon (and at any time after) the occurrence of an Event of Default which is subsisting, unremedied (to the satisfaction of the Lender) or unwaived, the Charge shall become enforceable, and the powers conferred by Section 101 of the Law of Property Act 1925 as varied and extended by this deed shall be exercisable, upon and at any time after the occurrence of an Event of Default.

9.2 The powers conferred by Section 101 of the Law of Property Act 1925, as varied and extended by this deed, shall be deemed to have arisen immediately on the execution of this deed.

9.3 Sections 93 and 103 of the Law of Property Act 1925 shall not apply to this deed.

10.   DEALINGS WITH CHARGED PROPERTY ON ENFORCEMENT

10.1  Rights of Lender

      At any time after the Charge has become enforceable, the Lender shall have the right, without any notice to or consent of the Chargor:-

      (1)   Possession

            to take possession of, collect and get in the Charged Property, and in particular to take any steps necessary to vest all or any of the Charged Property in the name of the Lender or its nominee (including completing any transfers of any Shares comprised in the Charged Property) and to receive and retain any Dividends;

      (2)   Sell

            to sell, exchange, convert into money or otherwise dispose of or realise the Charged Property (whether by public offer or private contract) to any person and for such consideration (whether comprising cash, debentures or other obligations, Shares or other valuable consideration of any kind) and on such terms (whether payable or deliverable in a lump sum or by instalments) as it may think fit, and for this purpose to complete any transfers of the Charged Property;

      (3)   Voting Rights

            for the purpose of preserving the value of the Charge or realising the same, to exercise or direct the exercise of all voting and other Rights relating to the Charged Property in such manner as it may think fit;

      (4)   Claims
            to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands relating in any way to the Charged Property;

      (5)   Legal actions

            to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Charged Property; and

      (6)   Other Rights

            to do all such other acts and things it may consider necessary or expedient for the realisation of the Charged Property or incidental to the exercise of any of the Rights conferred on it under or in connection with this deed or the LPA and to concur in the doing of anything which it has the Right to do and to do any such thing jointly with any other person.

10.2  Obligations of Chargor

      After the Charge has become enforceable:-

      (1) all Dividends shall be paid to and retained by the Lender, and any such moneys which may be received by the Chargor shall, pending such payment, be segregated from any other property of the Chargor and held in trust for the Lender; and

      (2) the Chargor shall procure that all voting and other Rights relating to the Charged Property are exercised in accordance with such instructions (if any) as may from time to time be given to the Chargor by the Lender, and the Chargor shall deliver to the Lender such forms of proxy or other appropriate forms of authorisation to enable the Lender to exercise such voting and other Rights.

11.   APPLICATION OF PROCEEDS

      All moneys received by the Lender in respect of the Charged Property after this security has become enforceable shall be applied by the Lender in or towards payment of the Secured Liabilities in such manner as the Lender sees fit but without prejudice to the right of the Lender to recover any shortfall from the Chargor.

12.   GENERAL RIGHTS OF THE LENDER

12.1  Redemption of Security

      The Lender may at any time redeem any Security over the Charged Property having priority to the Charge or procure the transfer to the Lender and may settle the accounts of encumbrancers. Any accounts so settled shall be conclusive and binding on the

      Chargor. The Chargor shall on demand pay to the Lender all principal moneys, interest, costs, charges, losses, liabilities and expenses of and incidental to any such redemption or transfer.

12.2  New Account

      At any time following the occurrence of an Event of Default, the Lender may open a new account in the name of the Chargor (whether or not it permits any existing account to continue). If the Lender does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the Event of Default occurred. Thereafter, all payments made by the Chargor to the Lender or received by the Lender for the account of the Chargor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this deed at the time when the Event of Default occurred.

12.3  Delegation

      The Lender may delegate in any manner to any person any of the Rights which are for the time being exercisable by the Lender under this deed. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Lender may think fit.

12.4  Set-off by Lender

      The Lender may at any time, without notice to the Chargor and without prejudice to any of the Lender's other Rights, set off any Secured Liabilities which are due and unpaid against any obligation (whether or not matured) owed by the Lender to the Chargor, regardless of the place of payment or booking branch, and for that purpose the Lender may convert one currency into another at the rate of exchange determined by the Lender in its absolute discretion to be prevailing at the date of set-off.

13.   LIABILITY OF LENDER, DELEGATES AND NOMINEES

13.1  Possession

      If the Lender or any Delegate shall take possession of the Charged Property, it may at any time relinquish such possession.

13.2  Lender's Liability

      The Lender shall not in any circumstances (whether by reason of taking possession of the Charged Property or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever):-

      (1) be liable to account to the Chargor or any other person for anything except the Lender's own actual receipts; or

      (2) be liable to the Chargor or any other person for any costs, charges, losses, damages, liabilities or expenses arising from any realisation of the Charged Property or from any exercise or non-exercise by the Lender of any Right conferred upon it in relation to the Charged Property or from any act, default, omission or misconduct of the Lender, its officers, employees or agents in relation to the Charged Property except to the extent that they shall be caused by the Lender's own fraud, negligence or wilful misconduct or that of its officers or employees.

13.3  Delegate's and Nominee's Liability

      All the provisions of Clause 13.2 shall apply, mutatis mutandis, in respect of the liability of any Delegate or nominee of the Lender or any officer, employee or agent of the Lender, any Delegate or any nominee of the Lender.

13.4  Indemnity

      The Lender and every Delegate, attorney, manager, agent or other person appointed by the Lender hereunder shall be entitled to be indemnified out of the Charged Property in respect of all liabilities and expenses incurred by any of them in the execution or purported execution of any of its Rights and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in anyway relating to the Charged Property, and the Lender and any such Delegate, attorney, manager, agent or other person appointed by the Lender hereunder may retain and pay all sums in respect of the same out of any moneys received.

14.   PROTECTION OF THIRD PARTIES

      No person dealing with the Lender or any Delegate shall be concerned to enquire whether any event has happened upon which any of the Rights conferred under or in connection with this deed or the LPA are or may be exercisable, whether any consents, regulations, restrictions or directions relating to such Rights have been obtained or complied with or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such Rights or as to the application of any money borrowed or raised or other proceeds of enforcement. All the protections to purchasers contained in sections 104 and 107 of the LPA or in any other legislation for the time being in force shall apply to any person purchasing from or dealing with the Lender or any Delegate.

15.   CONTINUING SECURITY

      The Charge shall be a continuing security for the Secured Liabilities and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account (whether or not any Secured Liabilities remain outstanding thereafter) or any other matter or thing whatsoever.

16.   OTHER SECURITY

      The Charge shall be in addition to and shall not be prejudiced by any other Security or any guarantee or indemnity or other document which the Lender may at any time hold for the payment of the Secured Liabilities.

17.   CHARGE NOT TO BE AFFECTED

      Without prejudice to Clauses 15 and 16, neither the Charge nor the liability of the Chargor for the Secured Liabilities shall be prejudiced or affected by:-

      (1) any variation or amendment of, or waiver or release granted under or in connection with, any other Security or any guarantee or indemnity or other document; or

      (2) time being given, or any other indulgence or concession being granted, by the Lender to the Chargor or any other person; or

      (3) the taking, holding, failure to take or hold, varying, realisation, non-enforcement, non-perfection or release by the Lender or any other person of any other Security, or any guarantee or indemnity or other document; or

      (4) the insolvency, winding up, liquidation, administration or occurrence of any analogous event in respect of the Chargor or any other person; or

      (5)   any change in the constitution of the Chargor; or

      (6) any amalgamation, merger or reconstruction that may be effected by the Lender with any other person or any sale or transfer of the whole or any part of the undertaking, property and assets of the Lender to any other person; or

      (7) the existence of any claim, set-off or other right which the Chargor may have at any time against the Lender or any other person; or

      (8) the making or absence of any demand for payment of any Secured Liabilities on the Chargor or any other person, whether by the Lender or any other person; or

      (9) any arrangement or compromise entered into by the Lender with the Chargor or any other person; or

      (10) any other thing done or omitted or neglected to be done by the Lender or any other person or any other dealing, fact, matter or thing which, but for this provision, might operate to prejudice or affect the liability of the Chargor for the Secured Liabilities.

18.   RELEASE OF CHARGED PROPERTY

18.1  Release of Charged Property

      If all Secured Liabilities have been paid or discharged in full and the Loan Facility Agreement has been terminated, the Lender shall at the request and cost of the Chargor execute such deeds and do all such acts and things as may be necessary to release the Charged Property from the Charge.

18.2  Retention of Deed

      If the Chargor requests the Lender to release the Charged Property from the Charge following any payment or discharge made or Security or guarantee given in relation to the Secured Liabilities by a person other than the Chargor (a "Relevant Transaction"), the Lender shall be entitled to retain this deed (and all stock and share certificates, documents of title and other documentary evidence of ownership in relation to the Charged Property deposited with the Lender pursuant to clause 5) and shall not be obliged to release the Charged Property from the Charge until the expiry of the Retention Period in relation to that Relevant Transaction. If at any time before the expiry of the retention period the insolvency, winding up, liquidation, administration, or any analogous event in respect of such other person shall have occurred, the Lender may continue to retain this deed (and all such stock and share certificates, documents of title and documentary evidence) and shall not be obliged to release the Charged Property from the Charge for such further period as the Lender may determine.

18.3  Retention Period

      For the purpose of Clause 18.2 "Retention Period" means, in relation to any Relevant Transaction, the period which commences on the date when that Relevant Transaction was made or given, and which ends on the date falling one month after the expiration of the maximum period within which the Relevant Transaction can be avoided, reduced or invalidated by virtue of any applicable law.

19.   POWER OF ATTORNEY

19.1 The Chargor by way of security (for the Secured Liabilities) irrevocably appoints the Lender the attorney of the Chargor on its behalf and in the name of the Chargor or the Lender (as the attorney may decide) to do all acts and things and execute all documents which the Chargor is or may be obliged to do (but has not done) hereunder and in relation to any of the Charged Property or in connection with any of the matters provided for in this charge, including (but without limitation) to execute and date any transfer of Shares and to exercise all Rights conferred on the Lender in relation to the Charged Property or under this deed or the LPA 1925.

19.2 The Chargor shall ratify and confirm whatever the attorney shall do in exercise of its powers as attorney under the power of attorney in Clause 19.1.

20.   WAIVERS; REMEDIES CUMULATIVE

      The Rights of the Lender under this Charge

      (1)   may be exercised as often as necessary;

      (2) are cumulative and are not exclusive of its rights under the general law; and

      (3) may be waived only in writing and specifically and may be on such terms as the Lender sees fit.

21.   COSTS AND EXPENSESCOSTS AND EXPENSESAND EXPENSES

      The Chargor shall indemnify the Lender on demand against all costs, charges, losses, liabilities, expenses and other sums (including legal, accountants' and other professional fees) and any Taxes thereon expended, paid, incurred or debited on account by the Lender in relation to this deed, and/or any other document referred to in this deed, including, without prejudice to the generality of the foregoing:-

      (1) in connection with the negotiation, preparation, execution, stamping, filing, registration and perfection of this deed;

      (2) in connection with the granting of any waiver or consent sought by the Chargor or in connection with any variation, amendment, extension or modification of, or supplement to, this deed;

      (3) in enforcing, protecting, preserving or realising, or attempting to enforce, protect, preserve or realise, the Lender's Rights under this deed; and

      (4) in connection with or contemplation of any Proceedings or the recovery or attempted recovery of any Secured Liabilities.

22.   MISCELLANEOUS

22.1 The Chargor may not assign any of its Rights under this charge. The Lender may assign all or any part of its Rights hereunder. References to the Lender include assigns of the Lender.

22.2 If a provision of this Charge is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

      (1) the validity or enforceability in that jurisdiction or any other provision of this Charge; or

      (2) the validity or enforceability in other jurisdictions of that or any other provision of this Charge.

22.3 This Charge may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either party may enter into this Charge by executing a counterpart.

22.4 Each party acknowledges that in agreeing to enter into this Charge, it has not relied on any representation, warranty or other assurance, except those set out in this agreement.

23.   NOTICES AND RECEIPTS

23.1 Any notice or other communication or document to be made or delivered under this Charge shall be made or delivered by fax or otherwise in writing. Each notice, communication or other document to be delivered to any party to this Charge shall (unless that other person has by fifteen days' written notice to the other party specified another address or fax number) be made or delivered to that person at the address(es) or fax numbers below:-

      (1) in the case of the Lender, to their branch office in the United Kingdom, facsimile number : 0171 375 5510 attention Jeff Beckwith with a simultaneous copy to the office of the General Counsel, located at 600 Steamboat Road, Greenwich, Connecticut 06830, USA, facsimile number 00 1 203 629 4571, attention General Counsel;

      (2) in the case of the Chargor, to its registered office, facsimile number : 01923 426 823, attention Company Secretary.

23.2  Any notice or document shall be deemed to have been served:

      (1)   if delivered, at the time or delivery; or

      (2) if posted, at 10.00 a.m. on the fifth business day after it was put into the post;

      (3) in the case of any notice or other communication by fax, (a) on the business day the same was transmitted so long as there is evidence that such fax message was received prior to 5pm local time of the recipient on such day and such day is a business day for the recipient, otherwise (b) on the business day following the day on which it was transmitted and, in either case, in proving such delivery it shall be sufficient to prove that the whole of the fax message was received on any fax machine of the recipient and that there was no evidence that such transmission had been interrupted.

23.3 In proving service of a notice or document it shall be sufficient to prove that delivery was made or that the envelope containing the notice or document was properly addressed and posted as a prepaid first class recorded delivery letter or registered airmail letter (as appropriate).

24.   GOVERNING LAW AND JURISDICTION

24.1 This charge is governed by and shall be construed in accordance with English law.

24.2 The parties hereto submit to the non-exclusive jurisdiction of the English courts for all purposes relating to this Charge.

Signed as a deed by
CITY MORTGAGE CORPORATION LIMITED
acting by its duly appointed attorney
in the presence of:-

                                                     ....................

Witness:
            ------------------------------

Occupation:
            ------------------------------

Address:
            ------------------------------

SIGNED as a deed by
GREENWICH INTERNATIONAL, LTD
acting by its duly appointed attorney
in the presence of:-                                 ....................

Witness:
            ------------------------------

Occupation:
            ------------------------------

Address:
            ------------------------------

                                   SCHEDULE 1

                              [The Original Shares]

Two shares of Mortgage Management Limited owned by the Chargor.

To:

Greenwich International, Ltd.
Cedar House
41 Cedar Avenue
Hamilton
Bermuda                                                            February 1998

Dear Sirs

                                    Indemnity

We refer to a number of agreements (each an "Agreement" and together the "Agreements") which you have entered into with, amongst others, Mortgage Management Limited ("MML"), particulars of which are set out in the schedule to this letter of indemnity (this "Indemnity").

In consideration for your entering into a loan facility agreement dated February 1998 (the "Loan Facility Agreement") with MML and us, we hereby undertake and agree :

(i) to indemnify you and keep you indemnified against any and all losses suffered by you resulting from or arising out of any and all of the Agreements and to pay to you the amounts of such losses immediately on your demand therefor whether or not at the time you make such demand you have exercised all or any other remedies in respect of such losses, such losses to include, without limitation, all amounts payable but unpaid by MML under the Loan Facility Agreement, and all actions, claims, damages, costs (including legal costs), expenses, demands, liabilities and proceedings;

(ii) that Clauses 10.2 to 10.9 (tax gross-up and indemnity) and 18 (default interest) of the Loan Facility Agreement shall apply to any payment to be made by us to you under (i) above as those clauses apply to any payment to be made by MML to you under the Loan Facility Agreement; and

(iii) not to recover from MML any part of the amount we pay to you under this Indemnity except in accordance with the terms of a counter - indemnity dated February 1998 granted to us by MML, in the form attached hereto and signed by us for identification.

For the avoidance of doubt, we hereby acknowledge that our obligations under this Indemnity are independent of the obligations of any party to any of the Agreements.

We hereby represent and warrant that we have all necessary corporate powers and have taken all necessary corporate action to grant this Indemnity and that our obligations under this Indemnity constitute our legal, valid and binding obligations enforceable in accordance with its terms.

This Indemnity shall be governed by and construed in accordance with English law.

Yours faithfully



---------------------------------------------------------
for and on behalf of City Mortgage Corporation Limited

                                    Schedule

1.    The Loan Facility Agreement

2.    The Debenture Creating Fixed and Floating Charges

3.    The Proceeds Agreement

4.    The Interim Servicing Agreement

5.    The Charge over CMC's shares in CMS

6.    The Assignment Agreement

7.    The Subordinated Loan Agreement

8.    Assignment of CMC Residuals Account

9.    Debenture Creating a Floating Charge Postponed to all other Security
      Interests

10.   The Indemnity, Counter Indemnity and the Undertaking

11.   The CMC Charge

12.   The Charge over CMC's shares in MML

13.   The Assignments of the Collection Account and the Funding Account

14.   The New Production Purchase Agreement

15.   The Mortgage Transfer Agreement

16. Any amendments to any of the above and any other Transaction Document (as defined in the Loan Facility Agreement) and any amendments thereto.

               [ON THE LETTERHEAD OF MORTGAGE MANAGEMENT LIMITED]

To:

City Mortgage Corporation Limited
Harcourt House
19 Cavendish Square
London W1A 2AW                                                     February 1998

Dear Sirs

                                Counter Indemnity

We refer to an indemnity given by you to Greenwich International, Ltd. ("GIL")
dated      February 1998 (the "Indemnity") in the form attached hereto and signed by us for identification.

In consideration for your having given the Indemnity, we hereby undertake and agree:

      (i) to indemnify you and keep you indemnified against any and all losses suffered by you resulting from or arising out of the Indemnity, such losses to include, without limitation, all losses, actions, claims, damages, costs (including legal costs), expenses, demands, liabilities and proceedings (the "Counter Indemnity"), provided that prior to so indemnifying you, we have received from GIL a certificate of permission (the "Certificate of Permission") in the form attached hereto and signed by us for identification, such certificate to be granted by GIL at its sole discretion;

      (ii) that you are herby irrevocably authorised and directed to pay forthwith on any demand appearing or purporting to be made by or on behalf of GIL any sums which may be demanded from you from time to time without any reference to or any necessity for confirmation or verification by us, it being expressly agreed that any such demand shall, as between us and you, be conclusive evidence that the sum stated therein is properly due and payable.

We hereby represent and warrant that we have all necessary corporate powers and have taken all necessary corporate action to grant this Counter Indemnity and that all our obligations under this Counter Indemnity constitute our legal, valid and binding obligations enforceable in accordance with its terms.

This Counter Indemnity shall be governed by and construed in accordance with English law.

Yours faithfully



-----------------------------------------------------
for and on behalf of Mortgage Management Limited

                                    Schedule

                       [FORM OF CERTIFICATE OF PERMISSION]

                             [ON LETTERHEAD OF GIL]

To:   Mortgage Management Limited
      Harcourt House
      19 Cavendish Square
      London W1A 2AW

Dear Sirs

                            Certificate of Permission

In accordance with the terms of the counter indemnity dated    February 1998
granted by you to City Mortgage Corporation Limited ("CMC"), we hereby grant you permission to pay to CMC the sum of [ ].

This Certificate of Permission shall be governed by and construed in accordance with English law.

Yours faithfully

Greenwich International, Ltd.

                                                                  EXECUTION COPY

                                   CMC CHARGE

                                     between

                        CITY MORTGAGE CORPORATION LIMITED
                                  (as Obligor)

                                       and

                          GREENWICH INTERNATIONAL LTD.
                                   (as Lender)

                                 SIDLEY & AUSTIN
                                 Royal Exchange
                                 London EC3V 3LE
                               Tel: 0171-360 3600
                               Fax: 0171-626 7937

                            Ref: JCW/DMB/13568/30020

                                    CONTENTS

Clause                                                                Page No.
------                                                                --------

1.  INTERPRETATION...........................................................4

2.  COVENANT TO PAY..........................................................6

3.  SECURITY.................................................................6

4.  OTHER SECURITY...........................................................7

5.  REPRESENTATION AND WARRANTIES ...........................................7

6.  COVENANTS................................................................8

7.  ENFORCEMENT OF SECURITY..................................................9

8.  DEALINGS WITH ASSIGNED PROPERTY ON
     ENFORCEMENT AND APPOINTMENT OF RECEIVERS................................9

9.  APPOINTMENT AND RIGHTS OF RECEIVERS.....................................10

10. APPLICATION OF PROCEEDS.................................................12

11. PRESERVATION OF SECURITY................................................12

12. GENERAL RIGHTS OF THE LENDER............................................13

13. POWER OF ATTORNEY.......................................................13

14. PROTECTION OF PURCHASER.................................................13

15. DELEGATION..............................................................14

16. INDEMNITY...............................................................14

17. WAIVERS; REMEDIES CUMULATIVE............................................14

18. FURTHER ASSURANCE.......................................................14

19. REASSIGNMENT OF ASSIGNED ASSETS.........................................15

20. MISCELLANEOUS...........................................................15

22. CURRENCY INDEMNITY......................................................16

23. NOTICES AND RECEIPTS....................................................16

24. GOVERNING LAW AND JURISDICTION..........................................17

SCHEDULE 1 Notice of Assignment.............................................19

THIS ASSIGNMENT is made as a deed on     February 1998 BETWEEN:

(1) CITY MORTGAGE CORPORATION LIMITED Company Number (3043776) of 19 Cavendish Square, London W1A 2AW (the "Obligor"); and

(2) GREENWICH INTERNATIONAL LTD a company incorporated under the laws of Bermuda, whose branch office in the United Kingdom is at 1 Jermyn Street, 9th Floor, London (the "Lender").

WHEREAS:

(A) The Obligor and the Lender have entered into the Mortgage Loan Purchase Agreement and the Commitment Letter pursuant to which Mortgage Loans may be sold by the Obligor and its Originating Subsidiaries to the Lender.

(B) The Obligor and CMF have entered into the Origination and Purchase Agreement and CMF and the Lender have entered into the Supplemental Agreement pursuant to which Mortgage Loans may, in lieu of being sold by the Obligor and its Originating Subsidiaries to the Lender under the Mortgage Loan Purchase Agreement and Commitment Letter, be sold by the Obligor and its Originating Subsidiaries to CMF and, immediately thereafter, by CMF to the Lender.

(C) Certain of the Mortgage Loans sold to the Lender pursuant to the foregoing agreements have been subsequently securitised under the Securitisations.

(D)   The Borrower is a wholly owned Subsidiary of the Obligor.

(E) Pursuant to a letter dated 25 February 1998, the Lender issued a letter stating that it terminated its obligation to purchase Mortgage Loans under the Commitment Letter and the Mortgage Loan Purchase Agreement.

(F) The Obligor, CMS and the Lender have agreed to provide the financing arrangements relating to the Existing Mortgage Loans and New Production Mortgage Loans and as part of those arrangements the Lender has agreed to make available to the Borrower a facility on the terms and subject to the conditions of a facility agreement of even date between the Lender, the Borrower and the Obligor (the "Loan Facility Agreement") so as to enable the Borrower to purchase the Existing Mortgage Loans and to finance purchase and origination of New Production Mortgage Loans.

(H) The Obligor has agreed to indemnify the Lender in respect of the all obligations of the Borrower under the Loan Facility Agreement and the other Transaction Documents pursuant to the Indemnity.

(H) It is a condition precedent to drawings under the Loan Facility Agreement that the Obligor shall have entered into this Deed.


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

IT IS AGREED as follows:

1.    INTERPRETATION

1.1 In this Deed (including the recitals) the following terms shall have the respective meanings set out below:

      "Acceleration" has the meaning attributed to it in the Proceeds Agreement;

      "Administration Agreements" means the administration agreements dated 21 March 1996, 18 October 1996, 31 October 1996 and 31 January 1997 in relation to the Securitisations.

      "Assets" means the Securitisation Residuals.

      "Assigned Assets" means Assets from time to time subject, or expressed to be subject, to the security created hereunder or any part of those Assets or any proceeds arising out of the disposition of those Assets.

      "Business Day" means a day (other than a Saturday or Sunday) on which banks are open for business in London.

      "Deeds of Charge and Assignment" means the deeds of charge and assignment dated 21 March 1996, 18 October 1996, 31 October 1996, 31 January 1997 and 30 April 1997 in relation to the Securitisations.

      "Enforcement" has the meaning attributed to it in the Proceeds Agreement.

      "Event of Default" means any of the events set out in clause 17 of the Loan Facility Agreement.

      "Mortgage Sale Agreements" means the mortgage sale agreements dated 21 March 1996, 18 October 1996, 31 October 1996 and 31 January 1997 in relation to the Securitisations pursuant to which mortgage loans were sold to the relevant Issuers.

      "Mortgages Trust Deeds" means the mortgages trust deeds dated 21 March 1996, 18 October 1996 and 31 October 1996 in relation to the Securitisations.

      "Receiver" means an administrative receiver, receiver and manager, or other receiver appointed in respect of all or any of the Assigned Assets (whether appointed pursuant to this deed, pursuant to any statute, by court or otherwise).

      "Retention Period" means in any relation to any Relevant Transaction (as defined in clause 19.2), the period which commences on the date when the Relevant Transaction was made or given, and which continues for one month plus the maximum period within


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

      which that Relevant Transaction can be avoided, reduced or invalidated by virtue of any applicable law or for any other reason whatsoever.

      "Rights" means rights, benefits, powers, privileges, authorities, discretions and remedies (in each case, of any nature whatsoever).

      "Secured Liabilities" means all moneys and liabilities (whether actual or contingent) which are now or may be or become due, owing or payable or expressed to be due, owing or payable to the Lender from the Obligor under or in connection with the Indemnity or any other Transaction Document, together with all legal and other costs, charges and expenses which the Lender may incur in enforcing or obtaining or attempting to enforce or obtain payment of such moneys and liabilities.

      "Securitisation Residuals" means all of the Obligor's rights, title and interest in and to the Administration Agreements, the Subordinated Loan Agreements, the Mortgage Sale Agreements, the Mortgages Trust Deeds and the Deeds of Charge and Assignment.

      "Securitisation Agreements" means the Administration Agreements, the Subordinated Loan Agreements, the Mortgage Sale Agreements, the Mortgages Trust Deeds and the Deeds of Charge and Assignments.

      "Security" includes any mortgage, fixed or floating charge, encumbrance, lien, pledge, hypothecation, assignment or assignation by way of security, or title retention arrangement (other than in respect of goods purchased in the ordinary course of trading), and any agreement or arrangement having substantially the same economic or financial effect as any of the foregoing (including any "hold back" or "flawed asset" arrangement).

      "Subordinated Loan Agreements" means the subordinated loan agreements dated 21 March 1996, 18 October 1996, 31 October 1996, 31 January 1997 and 30 April 1997 in relation to the Securitisations.

      "Subsidiary" has the meanings given to it by Section 736 of the Companies Act 1985.

1.2   Any reference, express or implied, to an enactment includes references to:

      (1) that enactment as amended, extended or applied by or under any other enactment before or after this agreement;

      (2) any enactment which that enactment re-enacts (with or without modification); and

      (3) any subordinate legislation made (before or after this agreement) under any enactment, including one within (a) or (b).

1.3   The headings in this Deed do not affect its interpretation.


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

1.4 References to any agreement (including without limitation to each Transaction Document) shall be construed as a reference to such agreement as the same may be, or may from time to time have been amended, modified, supplemented or restated in accordance, where the agreement is itself a Transaction Document, with the terms of the Transaction Documents.

1.5 Capitalised terms defined in the Loan Facility Agreement have, unless expressly defined in this Deed, the same meaning in this Deed.

1.6 References to clauses and schedules are to clauses of and schedules to this Deed.

1.7 References to a "person" are to be construed so as to include any individual, firm, company, government, state or agency of a State, local or municipal authority, or any joint venture, association or partnership (whether or not having separate legal personality).

1.8 References to a "company" are to be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established.

1.9 References to the "Lender" shall be construed so as to include its and any subsequent successors and assigns in accordance with their respective interests.

2.    COVENANT TO PAYTO PAY

      The Obligor covenants and undertakes with the Lender to pay and discharge all of the Secured Liabilities at the time or times when, and in the currency or currencies in which, the same are expressed to be payable under the Indemnity or, as the case may be, the other relevant Transaction Documents.

3.    SECURITY

3.1 For good and valuable consideration, receipt of which is acknowledged, the Obligor as sole beneficial owner assigns absolutely to the Lender all of its Rights, title and interest in and to:

      (1)   The Administration Agreements;

      (2)   The Subordinated Loan Agreements;

      (3)   The Mortgage Sale Agreements;

      (4)   The Mortgages Trust Deeds; and

      (5)   The Deeds of Charge and Assignment,


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

      provided that upon payment in full of all Secured Liabilities, at the request and expense of the Obligor, the Lender will reassign to the Obligor all the right, title and interest of the Lender in or to the Assigned Assets pursuant to this Sub-clause 3.1 and gives notices of such re-assignment to all parties to each of the Assigned Agreements at the time of re-assignment.

3.2 The Obligor shall, forthwith give notice of the assignments effected under Clause 3.1 to each other party to the Securitisation Agreements, such notices to be in or substantially in the form set out in Schedule 1 and shall use best endeavours to procure that each person to whom such notice is given acknowledges the relevant assignment in writing, such acknowledgement to be in or substantially in the form of the acknowledgement annexed to the relevant notice as set out in Schedule 1.

3.3 The Lender hereby undertakes to comply with the provisions of Clause 6 of the Subordinated Loan Agreements, Clauses 5, 7 and 9 of the Deeds of Charge and Assignment and Clause 12.2 of the Mortgages Trust Deeds as if it were named as an original party thereto in place of the Obligor.

4.    OTHER SECURITY

      The security created hereunder shall be in addition to and shall not be prejudiced by any other security or any guarantee or indemnity or other document which the Lender may at any time hold for the payment of the Secured Liabilities.

5.    REPRESENTATION AND WARRANTIES

5.1   The Obligor represents and warrants to the Lender that:-

      (1)   it is the sole beneficial owner of the Assigned Assets;

      (2) no Security (other than the security created hereunder or, to the extent that it has not been released or discharged, the security created under the floating charge dated 21.3.96 in favour of City Mortgage Receivables 1 Plc or (to the extent, if at all, that the same constitutes security over any of the Assigned Assets) the security created under charges and assignment dated 28.3.98, 23.4.96 and 14.6.96 in favour of the Lender over the "Seller Net Cash Flow" (as defined therein)) exists on, over or with respect to any of the Assigned Assets;

      (3) it has not sold, transferred, lent, assigned, parted with its interest in, disposed of, granted any option in respect of or otherwise dealt with any of its Rights, title and interest in and to the Assigned Assets, or agreed to do any of the foregoing (otherwise than pursuant to this Deed);

      (4) it has the power to enter into, and perform and comply with its obligations under, this Deed, and to create the security created hereunder;


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

      (5) all actions, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order to (i) enable it lawfully to enter into, and perform and comply with its obligations under, this Deed, (ii) ensure that those obligations are valid, legal, binding and enforceable, (iii) permit the creation of the security created hereunder and ensure that (subject to all necessary registrations thereof being made) the security created hereunder is a valid, legal, binding and enforceable first fixed security interest over the Assigned Assets ranking in priority to the interests of any liquidator, administrator or creditor of the Obligor, and (iv) make this Deed admissible in evidence in the courts of England, have been taken, fulfilled and done;

      (6) the obligations of the Obligor under this Deed and (subject to all necessary registrations thereof being made) the security created hereunder are and will be until fully discharged valid, legal, binding and enforceable and the security created hereunder constitutes a first fixed security interest over the Assigned Assets ranking in priority to the interests of any liquidator, administrator or creditor of the Obligor; and

      (7) each of the above representations and warranties will be correct and complied with in all respects at all times during the continuance of the security created hereunder as if repeated then by reference to the then existing circumstances.

6.    COVENANTS

6.1   The Obligor shall:-

      (1) not create, attempt to create or permit to subsist any Security (other than the security created hereunder) on, over or with respect to any of the Assigned Assets;

      (2) not sell, transfer, lend, assign, part with its interest in, dispose of, grant any option in respect of or otherwise deal with any of its Rights, title and interest in and to the Assigned Assets, or agree to do any of the foregoing (otherwise than pursuant to this Deed);

      (3) not take or omit to take any action which act or omission could adversely affect or diminish the value of any of the Assigned Assets;

      (4) ensure that there are no moneys or liabilities outstanding in respect of any of the Assigned Assets;

      (5) ensure that the Assigned Assets are free from any restriction on transfer or sale;

      (6) take all action within its powers to procure, maintain in effect and comply with all the terms and conditions of all approvals, authorisations, consents and registrations necessary or appropriate for anything provided for on its part in this Deed;

      (7) ensure that the security created hereunder will at all times be a legally valid and binding first fixed security interest over the Assigned Assets ranking in priority to the interests of any liquidator, administrator or creditor of the Obligor;

      (8) deliver to the Lender a copy of every circular, notice, report, set of accounts or other document received by the Obligor in respect of or in connection with any of the Assigned Assets promptly following receipt by the Obligor of such document; and

      (9) promptly deliver to the Lender all such information concerning the Assigned Assets as the Lender may reasonably request from time to time.

7.    ENFORCEMENT OF SECURITY

7.1 The security created hereunder shall become enforceable, and the powers conferred by Section 101 of the Law of Property Act 1925 as varied and extended by this Deed shall be exercisable, upon and at any time after the occurrence of an Event of Default which is subsisting unremedied (to the satisfaction of the Lender) or unwaived.

7.2 The powers conferred by Section 101 of the Law of Property Act 1925, as varied and extended by this Deed, shall be deemed to have arisen immediately on the execution of this Deed.

7.3 Sections 93 and 103 of the Law of Property Act 1925 shall not apply to this Deed.

8.    DEALINGS WITH ASSIGNED PROPERTY ON ENFORCEMENT AND APPOINTMENT OF
      RECEIVERS

      At any time after the security created hereunder has become enforceable, the Lender shall have the right, without any notice to or consent of the Obligor:-

      (1) to sell, exchange, convert into money or otherwise dispose of or release the Assigned Assets to any person and for such consideration and on such terms (whether payable or deliverable in a lump sum or by instalments) as it may think fit;

      (2) for the purpose of preserving the value of the security created hereunder or realising the same, to exercise (or cause to permit the Lender's nominee to exercise) the Rights relating to the Assigned Assets in such manner as it may think fit;

      (3) to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands relating in any way to the Assigned Assets;

      (4) to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Assigned Assets; and

      (5) to do all such other acts and things it may consider necessary or expedient for the realisation of the Assigned Assets or incidental to the exercise of any of the Rights conferred on it under or in connection with this Deed or the Law of Property Act 1925 and to concur in the doing of anything which it has the right to do and to do any such thing jointly with any other person.

      (6) at its sole discretion by deed, or writing signed by any person authorised for this purpose by the Lender, appoint any person to be Receiver, and may similarly at its sole discretion remove any Receiver whether or not it appoints any person in his place, and the Lender may at its sole discretion appoint more than one person as Receiver and if the Lender appoints more than one person, the Lender may give the relevant persons power to act either jointly or severally.

9.    APPOINTMENT AND RIGHTS OF RECEIVERSAND RIGHTS OF RECEIVERS

9.1 Any Receiver may be appointed either Receiver of all the Assigned Assets or Receiver of such part of the Assigned Assets as may be specified in the appointment. In the latter case, the Rights conferred on a Receiver by this clause shall have effect as though every reference in that clause to the "Assigned Assets" were a reference to the part of such Assigned Assets so specified or any part thereof.

9.2 Any Receiver appointed under this deed shall (subject to any contrary provision specified in his appointment) have the Right, either in his own name or in the name of the Obligor or otherwise and in such manner and upon such terms and conditions as the Receiver thinks fit:-

            (1) to collect, get in or otherwise take control of any or all of the Assigned Assets;

            (2) to sell, transfer, assign, redeem, exchange and lend any or all of the Assigned Assets and otherwise dispose of or realise any or all of the Assigned Assets to any person (including the Lender) for any form of consideration;

            (3) for the purpose of exercising any of the Rights conferred on him by or pursuant to this deed or of defraying any costs, charges, losses, liabilities or expenses (including his remuneration) incurred by or due to him in the exercise thereof or for any other purpose, to borrow or raise money either unsecured or on the security of the Assigned Assets (either in priority to


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

                  the security created hereunder or otherwise) and generally on such terms and conditions as he may think fit;

            (4) to enter into bonds, covenants, commitments, guarantees, indemnities and like matters and to make all payments needed to effect, maintain or satisfy the same;

            (5) to manage and use the Assigned Assets and to exercise and do (or permit the Obligor or its nominee to exercise and do) all such Rights and things as the Receiver would be capable of exercising or doing if he were the absolute beneficial owner of the Assigned Assets and in particular, but without limitation, to exercise any Rights of enforcing any Security and to arrange for or provide all services which he may deem proper for the efficient management or use of the Assigned Assets or the exercise of such Rights;

            (6) to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Obligor in relation to the Assigned Assets;

            (7) to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Assigned Assets;

            (8) to exercise all the powers set out in Schedule 1 to the Insolvency Act 1986 force at the date of this deed (whether or not in force at the date of exercise and whether or not the Receiver is an administrative receiver); and

            (9) to do all such other acts and things he may consider necessary or expedient for the realisation of the Assigned Assets or incidental to the exercise of any of the Rights conferred on the Receiver under or in connection with this deed, the Law of Property Act 1925 or the Insolvency Act and to concur in the doing of anything which he has the Right to do and to do any such thing jointly with any other person.

9.3 Any Receiver shall be the agent of the Obligor for all purposes and the Obligor shall be solely responsible for his contracts, engagements, acts, omissions, defaults and losses and for all liabilities incurred by him.

9.4 Subject to section 36 of the Insolvency Act 1986 Lender may from time to time determine the remuneration of any Receiver (without being limited to the maximum rate specified in section 109(6) of the Law of Property Act
      1925) and may direct payment of such remuneration out of moneys accruing to him as Receiver but the Obligor alone shall be liable for the payment of such remuneration and for all other costs, charges and expenses of the Receiver.


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

10.   APPLICATION OF PROCEEDS

      All moneys received by the Lender in respect of the Assigned Assets after this security has become enforceable shall (subject to any contrary provision in the Proceeds Agreement) be applied by the Lender in or towards payment of the Secured Liabilities in such order as the Lender shall at its discretion determine but without prejudice to the right of the Lender to recover any shortfall from the Obligor.

11.   PRESERVATION OF SECURITY

11.1  The security constituted by this deed:

      (1) shall be a continuing security and shall not be satisfied by any intermediate payment or satisfaction of the whole or any part of the Secured Liabilities but shall secure the ultimate balance of the Secured Liabilities; and

      (2) shall be in addition to and shall not be affected by any other Security now or subsequently held by the Lender for all or any of the Secured Liabilities.

11.2 The Obligor waives any right it may have of first requiring the Lender to proceed against or claim payment from or enforce any other guarantee or security before enforcing the security created hereunder.

11.3 Until all the Secured Liabilities have been irrevocably paid in full to the satisfaction of the Lender the Obligor shall not:

      (1) be entitled or claim to rank as creditor in the bankruptcy, liquidation or dissolution of the Borrower in competition with the Lender; or

      (2) save as otherwise permitted under the Transaction Documents receive, claim or have the benefit of any payment or distribution from the Borrower or exercise any right of set-off as against the Borrower or claim the benefit of any security or moneys held by or for the account of the Lender in respect of the obligations of the Borrower and the Lender shall be entitled to apply such security and moneys as it sees fit.

11.4 Where any discharge (whether in respect of the security created hereunder, any other security or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation or otherwise without limitation, this security and the liability of the Obligor under this Deed shall continue as if there had been no such discharge or arrangement.

12.   GENERAL RIGHTS OF THE LENDER

12.1  At any time following:

      (1) the Lender receiving notice of any subsequent Security affecting the Assigned Assets; or

      (2)   the occurrence of any Event of Default,

      the Lender may open a new account in the name of the Obligor (whether or not it permits any existing account to continue). If the Lender does not open such a new account, it shall nevertheless be treated as if it had done so upon the earlier of Acceleration or Enforcement. Thereafter, all payments made by the Obligor to the Lender or received by the Lender for the account of the Obligor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this deed.

12.2 The Lender may at any time, without notice to the Obligor and without prejudice to any of the Lender's other Rights, set off or otherwise deduct any Secured Liabilities which are due and unpaid against any obligation (whether or not matured) owed by the Lender to the Obligor.

13.   POWER OF ATTORNEY

13.1 The Obligor by way of security (for the Secured Liabilities) irrevocably appoints the Lender the attorney of the Obligor on its behalf and in the name of the Obligor or the Lender (as the attorney may decide) to do all acts and things and execute all documents which the Obligor is or may be obliged to do (but has not done) hereunder and in relation to any of the Assigned Assets or in connection with any of the matters provided for in this Deed, including (but without limitation) to exercise all Rights conferred on the Lender in relation to the Assigned Assets under this Deed or the Law of Property Act 1925.

13.2 The Obligor shall ratify and confirm whatever the attorney shall do in exercise of its powers as attorney under the power of attorney in clause 13.1.

14.   PROTECTION OF PURCHASER

      No purchaser or other person dealing with the Lender or with its attorney or agent shall be concerned to enquire:

      (1) whether any power exercised or purported to be exercised by it or him has become exercisable;

      (2)   whether any money remains due on this security;


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

      (3)   as to the propriety or regularity of any of its or his actions; or

      (4)   as to the application of any money paid to it or him.

15.   DELEGATION

15.1  The Lender may at any time or times:

      (1) delegate to any person(s) all or any of its rights, powers and discretions under this Deed on such terms (including power to subdelegate) as the Lender sees fit; and

      (2) employ agents, managers, employees, advisers and others on such terms as the Lender sees fit for any of the purposes set out in this Deed.

16.   INDEMNITY

16.1 The Obligor shall indemnify the Lender and every attorney appointed by it in respect of all liabilities and expenses incurred by it or him in good faith in the execution or purported execution of any Rights in accordance with this Deed.

16.2 The Lender shall not be liable for any losses arising in connection with the exercise or purported exercise of any of its Rights, in good faith under this Deed and in particular (but without limitation) the Lender in possession shall not be liable to account as chargee in possession or for anything except actual receipts.

17.   WAIVERS; REMEDIES CUMULATIVE

17.1  The Rights of the Lender under this Deed.

      (1)   may be exercised as often as necessary;

      (2) are cumulative and are not exclusive of its rights under the general law; and

      (3) may be waived only in writing and specifically and may be on such terms as the Lender sees fit.

18.   FURTHER ASSURANCE

18.1 The Obligor shall from time to time upon the request of the Lender promptly and duly execute and deliver any and all such further instruments and documents as the Lender may deem reasonable and desirable for the purpose of obtaining the full benefit of the security created hereunder and of the Rights granted under it.

18.2 Without prejudice to the generality of Clause 181, the Obligor shall, at all times until the Secured Liabilities have been fully repaid by it, at its own cost, promptly execute and


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

      deliver to the Lender in such form as the Lender shall require such other Security over such of the Assets of the Obligor as shall be required by the Lender.

19.   REASSIGNMENT OF ASSIGNED ASSETS

19.1 Upon Payment of all Secured Liabilities in full then, subject to Clause 19.2, the Lender shall at the request and cost of the Obligor execute such Deeds and do all such things as may be necessary to reassign the Assigned Assets.

19.2 If the Obligor requests the Lender to reassign the Assigned Assets following any payment, discharge, Security or guarantee made or given in relation to the Secured Liabilities by a person other than the Obligor (a "Relevant Transaction"), the Lender shall be entitled to retain this Deed and shall not be obliged to reassign the Assigned Assets until the expiry of the Retention Period in relation to that Relevant Transaction. If at any time before the expiry of that Retention Period such other person shall have become unable to pay its debts (within the meaning of the Insolvency Act 1986 or other applicable insolvency legislation), the Lender may continue to retain this Deed and shall not be obliged to release the Assigned Assets from the security created hereunder for such further period as the Lender may determine.

20.   MISCELLANEOUS

20.1 The Obligor may not assign any of its Rights hereunder. The Lender may assign all or any part of its Rights hereunder.

20.2 If a provision of this Deed is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

      (1) the validity or enforceability in that jurisdiction of any other provision of this Deed; or

      (2) the validity or enforceability in other jurisdictions of that or any other provision of this Deed;

20.3 Each party acknowledges that in agreeing to enter into this Deed, it has not relied on any representation, warranty or other assurance, except those set out in this Deed.

21.   STAMP DUTY

      The Obligor shall pay promptly, and in any event before any penalty becomes payable, all stamp, documentary and similar taxes, if any, payable in connection with the entry into, performance, enforcement or admissibility in evidence of this Deed or any other document referred to in this Deed, and shall indemnify the Lender against any liability with respect to, or resulting from any delay in paying or omission to pay, any such tax.

22.   CURRENCY INDEMNITY

22.1 If, under any applicable law, whether pursuant to a judgment against the Obligor or for any other reason, any payment under or in connection with this Deed is made or recovered in a currency (the "Other Currency") other than the currency in which the relevant payment is expressed to be payable (the "Required Currency"), then, to the extent that the payment actually received by the Lender (when converted into the Required Currency at the rate of exchange on the date of payment or, if it is not practicable for the Lender to make the conversion on that date, at the rate of exchange as soon afterwards as it is practicable for the Lender to do so or, in the case of a liquidation, administration or analogous event at the rate of exchange on the latest date permitted by applicable law for the determination of liabilities in such a liquidation, administration or analogous event) falls short of the amount expressed to be due or payable under or in connection with this Deed, the Obligor shall, as an original and independent obligation under this Deed, indemnify and hold the Lender harmless against the amount of such shortfall.

22.2 For the purpose of clause 21.1, "rate of exchange" means the rate at which the Lender is able on the relevant date to purchase the Required Currency with the Other Currency and shall take into account any commission, premium and other costs of exchange and taxes payable in connection with such purchase.

23.   NOTICES AND RECEIPTSAND RECEIPTS

23.1 Any notice or other document to be served under this Deed shall be delivered or sent by first class recorded delivery post (if inland) or registered airmail (if overseas) to the party to be served at its address set out below or at such other address as it may have notified to the other party in accordance with this clause:

23.2

      (1)   to the Obligor at:

            Cityscape House
            Croxley Business Park
            Watford
            Hertfordshire WD1 8YF

            Facsimile No: 01923 426823

            marked for the attention of the Company Secretary; and

      (2)   to the Lender at:

            Greenwich International Limited
            1 Jermyn Street
            7th Floor
            London SW1Y 4UH

            Facsimile No: 0171 375 5510

            marked for the attention of Jeff Beckwith and with a copy to the Lender's registered office Facsimile No. 001 203 629 4571 marked for the attention of General Counsel.

23.3  Any notice or document shall be deemed to have been served:

      (1)   if delivered, at the time or delivery; or

      (2) if posted, at 10.00 a.m. on the fifth business day after it was put into the post.

23.4 In proving service of a notice or document it shall be sufficient to prove that delivery was made or that the envelope containing the notice or document was properly addressed and posted as a prepaid first class recorded delivery letter or registered airmail letter (as appropriate).

24.   GOVERNING LAW AND JURISDICTION

24.1 This Deed is governed by and shall be construed in accordance with English law.

24.2 The parties hereto submit to the non-exclusive jurisdiction of the English courts for all purposes relating to this Deed.

IN WITNESS of which this document has been executed as a deed and has been delivered on the date first before written.

Signed as a deed by                 )
CITY MORTGAGE                       )
CORPORATION LIMITED                 )
acting by its duly appointed        )
attorney in the presence of:        )               ................


Witness:
            ------------------------------

Name:
            ------------------------------

Address:
            ------------------------------

            ------------------------------

            ------------------------------

Occupation:
            ------------------------------

Signed as a deed by                      )
GREENWICH INTERNATIONAL, LTD.            )
acting by its duly appointed attorney    )

                                                      ...................
in the presence of:

Witness:
            ------------------------------

Name:
            ------------------------------

Address:
            ------------------------------

            ------------------------------

            ------------------------------

Occupation:
            ------------------------------

                                   SCHEDULE 1

                              Notice of Assignment

To: Chase Manhattan Trustees Limited

                                                                   February 1998

Dear Sirs,

CMC Charge dated     February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee")

We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Subordinated Loan Agreements dated; (a) 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Servicing Limited and Chemical Bank; (b) 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (c) 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (d) 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 4 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (e) 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 5 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited and; (f) 30 April 1997 between City Mortgage Corporation Limited, Chase Manhattan Trustees Limited, City Mortgage Servicing Limited and City Mortgage Receivables 6 Plc.

2. Mortgage Sale Agreements dated; (a) 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited and Chemical Bank; (b) 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (c) 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (d) 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 4 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited and; (e) 31 January 1997
      between City Mortgage Corporation Limited, City Mortgage Receivables 5 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited.

3. Administration Agreements dated; (a) 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited, City Mortgage Holdings Limited and Chemical Bank; (b) 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (c) 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Servicing Limited, City Mortgage Trustees 3 Limited and Chase Manhattan Trustees Limited; (d) 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 4 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; and (e) 31 January 1997 between City Mortgage Corporation Limited, Chase Manhattan Trustees Limited, City Mortgage Servicing Limited and City Mortgage Receivables 5 Plc.

4. Deed of Charge and Assignments dated; (a) 21 March 1996 between City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, Chemical Bank, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (b) 18 October 1996 between Chase Manhattan Trustees Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (c) 31 October 1996 between Chase Manhattan Trustees Limited, City Mortgage Trustees 3 Limited, City Mortgage Receivables 3 Plc, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (d) 31 January 1997 between City Mortgage Receivables 4 Plc, Chase Manhattan Trustees Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (e) 31 January 1997 between City Mortgage Receivables 5 Plc, Chase Manhattan Trustees Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited and (f) 30 April 1997 between City Mortgage Receivables 6 Plc, Chase Manhattan Trustees Limited, City Mortgage Funding 1 Limited, City Mortgage Services Limited, Guardian Mortgage Services Limited and City Mortgage Corporation Limited.

5. Mortgages Trust Deeds dated: (a) 21 March 1996 between City Mortgage Corporation Limited, City Mortgages Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited and Chemical Bank; (b) 18 October 1996 between City Mortgage Corporate Limited, City Mortgage Receivables 2 plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (c) 31 October 1996 between City Mortgage Corporation Limited, City Mortgages Receivables 3 plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited.

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Subordinated Loan Agreements, the Deeds of Charge and Assignments and the Mortgages Trust Deeds, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

25. in relation to the Mortgages Trust Deeds, to be bound by the provisions of Clause 12.2 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited;

26. in relation to the Subordinated Loan Agreements, to be bound by the provisions of Clause 6 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited; and

27. in relation to the Deeds of Charge and Assignments, to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

1. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights in respect of Assigned Agreements, to the exclusion of ourselves; and

2. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



-----------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



-----------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

28. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 12.2 of the Mortgages Trust Deeds, Clause 6 of the Subordinated Loan Agreements and Clauses 5, 7 and 9 of the Deeds of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

29. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



-------------------------------------
for and on behalf of
Chase Manhattan Trustees Limited

      February, 1998

To: Chase Manhattan Trustees Limited                               February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until we notify you otherwise we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



-----------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: City Mortgage Receivables 1 Plc

                                                                   February 1998

Dear Sirs,

CMC Charge dated       February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee")

We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Subordinated Loan Agreement dated 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Servicing Limited and Chemical Bank;

2. Mortgage Sale Agreement dated 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited and Chemical Bank;

3. Administration Agreement dated 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited, City Mortgage Holdings Limited and Chemical Bank;

4. Deed of Charge and Assignment dated 21 March 1996 between City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, Chemical Bank, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited;

5. Mortgages Trust Deed dated 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited and Chemical Bank.

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Subordinated Loan Agreement, the Deed of Charge and Assignment and the Mortgages Trust Deed, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

30. in relation to the Mortgages Trust Deed, to be bound by the provisions of Clause 12.2 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited;

31. in relation to the Subordinated Loan Agreement, to be bound by the provisions of Clause 6 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited; and

32. in relation to the Deed of Charge and Assignment, to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

33. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights in respect of the Assigned Agreements, to the exclusion of ourselves; and

34. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

35. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 12.2 of the Mortgages Trust Deed, Clause 6 of the Subordinated Loan Agreement and Clauses 5, 7 and 9 of the Deed of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

36. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person, and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



------------------------------------
for and on behalf of
City Mortgage Receivables 1 Plc

      February, 1998

To: City Mortgage Receivables 1 Plc                                February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until we notify you otherwise we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



--------------------------------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: City Mortgage Receivables 2 Plc

                                                                   February 1998

Dear Sirs,

CMC Charge dated     February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee")

We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Germaine Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Subordinated Loan Agreement dated 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

2. Mortgage Sale Agreement dated 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

3. Administration Agreement dated 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

4. Deed of Charge and Assignment dated 18 October 1996 between City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, Chase Manhattan Trustees Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited;

5. Mortgages Trust Deed dated 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited.

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Subordinated Loan Agreement, the Deed of Charge and Assignment and the Mortgages Trust Deed, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

37. in relation to the Mortgages Trust Deed, to be bound by the provisions of Clause 12.2 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited;

38. in relation to the Subordinated Loan Agreement, to be bound by the provisions of Clause 6 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited; and

39. in relation to the Deed of Charge and Assignment, to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

40. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights in respect of the Assigned Agreements, to the exclusion of ourselves; and

41. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

42. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 12.2 of the Mortgages Trust Deed, Clause 6 of the Subordinated Loan Agreement and Clauses 5, 7 and 9 of the Deed of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

43. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



--------------------------------------------------------
for and on behalf of
City Mortgage Receivables 2 Plc

      February, 1998

To: City Mortgage Receivables 2 Plc                                February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until we notify you otherwise we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



--------------------------------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: City Mortgage Receivables 3 Plc

                                                                   February 1998

Dear Sirs,

CMC Charge dated    February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee") We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Subordinated Loan Agreement dated 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

2. Mortgage Sale Agreement dated 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

3. Administration Agreement dated 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

4. Deed of Charge and Assignment dated 31 October 1996 between City Mortgage Receivables 3 Plc, City Mortgage Trustees 3 Limited, City Mortgage Corporation Limited, Chase Manhattan Trustees Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited;

5. Mortgages Trust Deed dated 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited,

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Subordinated Loan Agreement, the Deed of Charge and Assignment and the Mortgages Trust Deed, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

44. in relation to the Mortgages Trust Deed, to be bound by the provisions of Clause 12.2 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited;

45. in relation to the Subordinated Loan Agreement, to be bound by the provisions of Clause 6 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited; and

46. in relation to the Deed of Charge and Assignment, to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

47. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights in respect of the Assigned Agreements, to the exclusion of ourselves; and

48. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

49. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 12.2 of the Mortgages Trust Deed, Clause 6 of the Subordinated Loan Agreement and Clauses 5, 7 and 9 of the Deed of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

50. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person, and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



------------------------------------
for and on behalf of
City Mortgage Receivables 3 Plc

      February, 1998

To: City Mortgage Receivables 3 Plc                                February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until we notify you otherwise we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



--------------------------------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: City Mortgage Receivables 4 Plc

                                                                   February 1998

Dear Sirs,

CMC Charge dated    February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee") We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Subordinated Loan Agreement dated 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 4 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

2. Mortgage Sale Agreement dated 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 4 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

3. Administration Agreement dated 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 4 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

4. Deed of Charge and Assignment dated 31 January 1997 between City Mortgage Receivables 4 Plc, Chase Manhattan Trustees Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited;

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Subordinated Loan Agreement and the Deed of Charge and Assignment, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

51. in relation to the Subordinated Loan Agreement, to be bound by the provisions of Clause 6 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited; and

52. in relation to the Deed of Charge and Assignment, to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

53. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights in respect of the Assigned Agreements, to the exclusion of ourselves; and

54. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to ourselves dated February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

55. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 6 of the Subordinated Loan Agreement and Clauses 5, 7 and 9 of the Deed of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

56. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person, and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



--------------------------------------------------------
for and on behalf of
City Mortgage Receivables 4 Plc

      February, 1998

To: City Mortgage Receivables 4 Plc                                February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until you receive further notice from us we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



--------------------------------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: City Mortgage Receivables 5 Plc

                                                                   February 1998

Dear Sirs,

CMC Charge dated    February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee")

We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Subordinated Loan Agreement dated 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 5 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

2. Mortgage Sale Agreement dated 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 5 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

3. Administration Agreement dated 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 5 Plc, City Mortgage Servicing Limited, Chase Manhattan Trustees Limited;

4. Deed of Charge and Assignment dated 31 January 1997 between City Mortgage Receivables 5 Plc, Chase Manhattan Trustees Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited;

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Subordinated Loan Agreement and the Deed of Charge and Assignment, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

57. in relation to the Subordinated Loan Agreement, to be bound by the provisions of Clause 6 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited; and

58. in relation to the Deed of Charge and Assignment, to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

59. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights in respect of Assigned Agreements, to the exclusion of ourselves; and

60. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

61. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 6 of the Subordinated Loan Agreement and Clauses 5, 7 and 9 of the Deed of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

62. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person, and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



--------------------------------------------------------
for and on behalf of
City Mortgage Receivables 5 Plc

      February, 1998

To: City Mortgage Receivables 5 Plc                                February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until you receive further notice from us we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



--------------------------------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: City Mortgage Receivables 6 Plc

                                                                   February 1998

Dear Sirs,

CMC Charge dated    February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee")

We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest in and to the following:

1. Subordinated Loan Agreement dated 30 April 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 6 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

2. Deed of Charge and Assignment dated 30 April 1997 between City Mortgage Receivables 6 Plc, Chase Manhattan Trustees Limited, City Mortgage Funding 1 Limited, City Mortgage Services Limited, Guardian Mortgage Services Limited and City Mortgage Corporation Limited.

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Assigned Agreements, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

63. in relation to the Subordinated Loan Agreement, to be bound by the provisions of Clause 6 thereof as if were an original party thereto in place of City Mortgage Corporation Limited; and

64. in relation to the Deed of Charge and Assignment to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

65. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Assigned Agreements, to the exclusion of ourselves; and

66. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

67. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 6 of the Subordinated Loan Agreement and Clauses 5, 7 and 9 of the Deed of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

68. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person, and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning hereunder.

Yours faithfully



-----------------------------------------------
for and on behalf of
City Mortgage Receivables 6 Plc

February 1998

To: City Mortgage Receivables 6 Plc                                February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until further notice we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



-------------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: City Mortgage Trustees 1 Limited

                                                                   February 1998

Dear Sirs,

CMC Charge dated     February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee") We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Administration Agreement dated 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited, City Mortgage Holdings Limited and Chemical Bank;

2. Deed of Charge and Assignment dated 21 March 1996 between City Mortgage Trustees 1 Limited, City Mortgage Receivables 1 Plc, Chemical Bank, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited;

3. Mortgages Trust Deed dated 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited and Chemical Bank.

4. Mortgage Sale Agreement dated 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited and Chemical Bank;

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Deed of Charge and Assignment and the Mortgages Trust Deed, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

69. in relation to the Mortgages Trust Deed, to be bound by the provisions of Clause 12.2 thereof as if it was the original party thereto in place of City Mortgage Corporation Limited; and

70. in relation to the Deed of Charge and Assignment, to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it was the original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

71. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights under the Assigned Agreements, to the exclusion of ourselves; and

72. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

73. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 12.2 of the Mortgages Trust Deed and Clauses 5, 7 and 9 of the Deed of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

74. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person, and we shall make all payments due to be made by us under the Assigned Agreement (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



--------------------------------------------------------
for and on behalf of
City Mortgage Trustees 1 Limited

      February, 1998

To: City Mortgage Trustees Limited                                 February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until further notice from us we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



--------------------------------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: City Mortgage Trustees 2 Limited

                                                                   February 1998

Dear Sirs,

CMC Charge dated      February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee") We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Administration Agreement dated 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

2. Deed of Charge and Assignment dated 18 October 1996 between City Mortgage Trustees 1 Limited, City Mortgage Receivables 2 Plc, Chase Manhattan Trustees Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited;

3. Mortgages Trust Deed dated 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

4. Mortgage Sale Agreement dated 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Deed of Charge and Assignment and the Mortgages Trust Deed, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

75. in relation to the Mortgages Trust Deed, to be bound by the provisions of Clause 12.2 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited; and

76. in relation to the Deed of Charge and Assignment, to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

77. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights in respect of the Assigned Agreements, to the exclusion of ourselves; and

78. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

79. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 12.2 of the Mortgages Trust Deed and Clauses 5, 7 and 9 of the Deed of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

80. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person, and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



--------------------------------------------
for and on behalf of
City Mortgage Trustees 2 Limited

      February, 1998

To: City Mortgage Trustees 2 Limited                               February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until further notice from us we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



------------------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: City Mortgage Trustees 3 Limited

                                                                   February 1998

Dear Sirs,

CMC Charge dated      February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee") We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Administration Agreement dated 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

2. Mortgages Trust Deed dated 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

3. Mortgage Sale Agreement dated 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited;

4. Deed of Charge and Assignment dated 31 October 1996 between Chase Manhattan Trustees Limited, City Mortgage Trustees 3 Limited, City Mortgage Receivables 3 Plc, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited.

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Deed of Charge and Assignment and the Mortgages Trust Deed, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

81. in relation to the Mortgages Trust Deed, to be bound by the provisions of Clause 12.2 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited; and

82. in relation to the Deed of Charge and Assignment, to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

83. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights in respect of the Assigned Agreements, to the exclusion of ourselves; and

84. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

85. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 12.2 of the Mortgages Trust Deed and Clauses 5, 7 and 9 of the Deed of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

86. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person, and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



------------------------------------------
for and on behalf of
City Mortgage Trustees 3 Limited

      February, 1998

To: City Mortgage Trustees 3 Limited February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until further notice from us we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



--------------------------------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: Guardian Mortgage Services Limited

                                                                   February 1998

Dear Sirs,

CMC Charge dated      February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee") We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Deed of Charge and Assignments dated; (a) 21 March 1996 between City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, Chemical Bank, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (b) 18 October 1996 between Chase Manhattan Trustees Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (c) 31 October 1996 between Chase Manhattan Trustees Limited, City Mortgage Trustees 3 Limited, City Mortgage Receivables 3 Plc, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (d) 31 January 1997 between City Mortgage Receivables 4 Plc, Chase Manhattan Trustees Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (e) 31 January 1997 between City Mortgage Receivables 5 Plc, Chase Manhattan Trustees Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited and (f) 30 April 1997 between City Mortgage Receivables 6 Plc, Chase Manhattan Trustees Limited, City Mortgage Funding 1 Limited, City Mortgage Services Limited, Guardian Mortgage Services Limited and City Mortgage Corporation Limited.

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Assigned Agreements, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees to be bound by the provisions of Clauses 5, 7 and 9 of the Assigned Agreements as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you :

87. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights in respect of the Assigned Agreements, to the exclusion of ourselves; and

88. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

89. We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clauses 5, 7 and 9 of the Assigned Agreements and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

90. We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



-------------------------------------------
for and on behalf of
Guardian Mortgage Services Limited

      February, 1998

To: Guardian Mortgage Services Limited                             February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until we notify you otherwise we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



-------------------------------------------
for and on behalf of
Greenwich International Ltd.

                              Notice of Assignment

To: City Mortgage Servicing Limited

                                                                   February 1998

Dear Sirs,

CMC Charge dated       February 1998 (the "Assignment") between CITY MORTGAGE
CORPORATION LIMITED and GREENWICH INTERNATIONAL LTD. (the "Transferee") We hereby give you notice that pursuant to the above mentioned Assignment, we have assigned absolutely to GREENWICH INTERNATIONAL LTD. a Bermuda Company whose branch office is at 1 Jermyn Street, London all our rights, title and interest (the "Rights") in and to the following:

1. Administration Agreements dated; (a) 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited, City Mortgage Holdings Limited and Chemical Bank; (b) 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Servicing Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited and Chase Manhattan Trustees Limited; (c) 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (d) 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 4 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; and (e) 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Servicing Limited, City Mortgage Receivables 5 Plc and Chase Manhattan Trustees Limited.

2. Subordinated Loan Agreements dated; (a) 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Servicing Limited and Chemical Bank; (b) 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (c) 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (d) 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 4 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (e) 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 5 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited and; (f) 30 April 1997 between City Mortgage Corporation Limited, Chase Manhattan Trustees Limited, City Mortgage Servicing Limited and City Mortgage Receivables 6 Plc.

3. Mortgage Sale Agreements dated; (a) 21 March 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, City

      Mortgage Servicing Limited and Chemical Bank; (b) 18 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (c) 31 October 1996 between City Mortgage Corporation Limited, City Mortgage Receivables 3 Plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (d) 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 4 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited and; (e) 31 January 1997 between City Mortgage Corporation Limited, City Mortgage Receivables 5 Plc, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited.

4. Deed of Charge and Assignments dated; (a) 21 March 1996 between City Mortgage Receivables 1 Plc, City Mortgage Trustees 1 Limited, Chemical Bank, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (b) 18 October 1996 between Chase Manhattan Trustees Limited, City Mortgage Receivables 2 Plc, City Mortgage Trustees 2 Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (c) 31 October 1996 between Chase Manhattan Trustees Limited, City Mortgage Trustees 3 Limited, City Mortgage Receivables 3 Plc, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (d) 31 January 1997 between City Mortgage Receivables 4 Plc, Chase Manhattan Trustees Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited; (e) 31 January 1997 between City Mortgage Receivables 5 Plc, Chase Manhattan Trustees Limited, City Mortgage Corporation Limited, City Mortgage Servicing Limited and Guardian Mortgage Services Limited and (f) 30 April 1997 between City Mortgage Receivables 6 Plc, Chase Manhattan Trustees Limited, City Mortgage Funding 1 Limited, City Mortgage Services Limited, Guardian Mortgage Services Limited and City Mortgage Corporation Limited.

5. Mortgages Trust Deeds dated: (a) 21 March 1996 between City Mortgage Corporation Limited, City Mortgages Receivables 1 Plc, City Mortgage Trustees 1 Limited, City Mortgage Servicing Limited and Chemical Bank; (b) 18 October 1996 between City Mortgage Corporate Limited, City Mortgage Receivables 2 plc, City Mortgage Trustees 2 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited; (c) 31 October 1996 between City Mortgage Corporation Limited, City Mortgages Receivables 3 plc, City Mortgage Trustees 3 Limited, City Mortgage Servicing Limited and Chase Manhattan Trustees Limited.

      (together, the documents referred to above being herein the "Assigned Agreements")

Pursuant to the terms of the Assigned Agreements, an assignee and any subsequent assignee thereafter of our rights, title and interest under such agreements is required to agree, in writing, to be bound by specific provisions thereof. The Transferee therefore hereby agrees as follows:

91. in relation to the Mortgages Trust Deeds, to be bound by the provisions of Clause 12.2 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited;

92. in relation to the Subordinated Loan Agreements, to be bound by the provisions of Clause 6 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited; and

93. in relation to the Deeds of Charge and Assignments, to be bound by the provisions of Clauses 5, 7 and 9 thereof as if it were an original party thereto in place of City Mortgage Corporation Limited.

We hereby irrevocably instruct and authorise you:

94. until notified to the contrary, in writing, by the Transferee to deal only with the Transferee in relation to the Rights in respect of the Assigned Agreements, to the exclusion of ourselves; and

95. until notified to the contrary, in writing, by the Transferee to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the Transferee or to such account of such other person as the Transferee shall, from time to time by notice in writing, specify.

This letter is governed by English law.

Please acknowledge receipt of this letter by sending a letter addressed to the Transferee and copied to us in the form attached.

Yours faithfully



--------------------------------------------------------
CITY MORTGAGE CORPORATION LIMITED

Acknowledged and Agreed by



--------------------------------------------------------
For and on behalf of
GREENWICH INTERNATIONAL, LTD.

                                 Acknowledgement

To:             Greenwich International Ltd.
                1 Jermyn Street
                London

With a copy to: City Mortgage Corporation Limited

Dear Sirs,

We refer to the letter from City Mortgage Corporation Limited ("CMC") to
ourselves dated    February, 1998 (the "Notice") a copy of which is attached, in which CMC gave us notice of the assignment absolutely to yourselves of its rights, title and interest (the "Rights") in the Assigned Agreements.

(a) We acknowledge receipt of the Notice and in particular your agreement to be bound by the provisions of Clause 12.2 of the Mortgages Trust Deeds, Clause 6 of the Subordinated Loan Agreements and Clauses 5, 7 and 9 of the Deeds of Charge and Assignment and confirm that we have not received notice of any previous assignments or charges of or over any of the Rights.

(b) We further confirm that we shall at all times deal with you in relation to the Rights, to the exclusion of CMC or any other person and we shall make all payments due to be made by us under the Assigned Agreements (and which would, but for the Assignment, have been due to City Mortgage Corporation Limited) in accordance with your written instructions.

Terms defined in the Notice have the same meaning herein.

Yours faithfully



-------------------------------------------
for and on behalf of
City Mortgage Servicing Limited

      February, 1998

To: City Mortgage Servicing Limited February 1998

Dear Sirs,

We refer to the notice of assignment of all of the right, title and interest of City Mortgage Corporation Limited in the Assigned Agreements to Greenwich International Ltd., a copy of which we attach.

Until we notify you otherwise we hereby instruct you to pay all amounts from time to time due and payable by you under the Assigned Agreements (and which would, but for the Assignment have been payable to City Mortgage Corporation Limited) to the account of City Mortgage Corporation Limited, number 76697673.

Terms defined in the attached notice have the same meanings herein.

Yours faithfully,



--------------------------------------------------------
for and on behalf of
Greenwich International Ltd.